Securities Act File No. 333-208076

As filed with the Securities and Exchange Commission on December 17, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre Effective Amendment No.	☐

Post Effective Amendment No. 1

(Check appropriate box or boxes.)

GOLDMAN SACHS TRUST

(Exact Name of Registrant as Specified in Charter)

71 South Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code (312) 655-4400

Copies to:

CAROLINE L. KRAUS, ESQ. Goldman, Sachs & Co. 200 West Street New York, New York 10282 (Name and Address of Agent for Service)	GEOFFREY R.T. KENYON, ESQ. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, Massachusetts 02110-2605

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Title of Securities Being Registered: Class A, Class C, Institutional and Class IR Shares of Goldman Sachs International Small Cap Insights Fund, a series of the Registrant. The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).

It is proposed that this filing will become effective immediately upon filing pursuant to Rule 485(b) under the Securities Act of 1933.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

71 South Wacker Drive

Chicago, Illinois 60606

December 17, 2015

Dear Shareholder:

We are writing to inform you of an important matter concerning your investment in the Goldman Sachs International Small Cap Fund (the “Acquired Fund”). At a meeting held on October 14-15, 2015, the Board of Trustees of the Acquired Fund (the “Board”) approved a reorganization pursuant to which the Acquired Fund will be reorganized with and into another series of the Goldman Sachs Trust – the Goldman Sachs International Small Cap Insights Fund (the “Surviving Fund,” and together with the Acquired Fund, the “Funds”). Shareholders were first notified of the reorganization on October 16, 2015 in a supplement to the Acquired Fund’s Prospectus and Summary Prospectus, each of which is currently dated February 27, 2015.

After careful consideration, the Board, including a majority of the Trustees who are not “interested persons” of the Funds, as that term is defined in the Investment Company Act of 1940, as amended, (the “Independent Trustees”), approved the reorganization. After considering the recommendation of Goldman Sachs Asset Management International (“GSAMI”), the investment adviser to the Acquired Fund, and Goldman Sachs Asset Management, L.P. (“GSAM”), the investment adviser to the Surviving Fund, the Board, including a majority of the Independent Trustees, concluded that: (i) the reorganization will benefit the shareholders of each Fund; (ii) the reorganization is in the best interests of each Fund; and (iii) the interests of the shareholders of each Fund will not be diluted as a result of the reorganization.

Effective on or about February 5, 2016 (the “Closing Date”), you will own shares in the Surviving Fund equal in dollar value to your interest in the Acquired Fund on the Closing Date. No sales charge, redemption fees or other transaction fees will be imposed in the reorganization. The reorganization is intended to be a tax-free reorganization for Federal income tax purposes.

NO ACTION ON YOUR PART IS REQUIRED REGARDING THE REORGANIZATION. YOU WILL AUTOMATICALLY RECEIVE SHARES OF THE SURVIVING FUND IN EXCHANGE FOR YOUR SHARES OF THE ACQUIRED FUND AS OF THE CLOSING DATE. THE BOARD IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

If you have any questions regarding the attached Information Statement/Prospectus or other materials, please contact the Acquired Fund at 1-800-526-7384.

By Order of the Board of Trustees of the Goldman

Sachs Trust,

James A. McNamara

President

COMBINED INFORMATION STATEMENT

FOR

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

(a series of the GOLDMAN SACHS TRUST)

AND

PROSPECTUS FOR

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

(a series of the GOLDMAN SACHS TRUST)

The address, telephone number and website of the Goldman Sachs International Small Cap Fund and the Goldman Sachs International Small Cap Insights Fund is:

71 South Wacker Drive

Chicago, Illinois 60606

1-800-526-7384

www.gsamfunds.com

Shares of the Goldman Sachs International Small Cap Insights Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”). The SEC has not passed upon the adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

An investment in either the Goldman Sachs International Small Cap Fund (the “Acquired Fund”) or the Goldman Sachs International Small Cap Insights Fund (the “Surviving Fund,” and together with the Acquired Fund, the “Funds”) is not a bank deposit and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other government agency.

This Information Statement/Prospectus sets forth information about the Surviving Fund that an investor needs to know before investing. Please read this Information Statement/Prospectus carefully before investing and keep it for future reference.

The date of this Information Statement/Prospectus is December 17, 2015.

For more complete information about each Fund, please read the Fund’s Prospectus and Statement of Additional Information, as they may be amended and/or supplemented. Each Fund’s Prospectus and Statement of Additional Information, and other additional information about each Fund, have been filed with the SEC (www.sec.gov) and are available upon written or oral request and without charge by writing to the address above or calling the following toll-free number: 1-800-526-7384.

INTRODUCTION

This combined information statement/prospectus, dated December 17, 2015 (the “Information Statement/Prospectus”), is being furnished to shareholders of the Acquired Fund in connection with an Agreement and Plan of Reorganization between the Acquired Fund and the Surviving Fund (the “Plan”), pursuant to which the Acquired Fund will (i) transfer substantially all of its assets and liabilities attributable to each class of its shares to the Surviving Fund in exchange for shares of the Surviving Fund; and (ii) distribute to its shareholders a portion of the Surviving Fund shares to which each shareholder is entitled (as discussed below) in complete liquidation of the Acquired Fund (the “Reorganization”). At a meeting held on October 14-15, 2015, the Board of Trustees of the Funds (the “Board” or “Trustees”) approved the Plan. A copy of the Plan is attached to this Information Statement/Prospectus as Exhibit A. Shareholders should read this entire Information Statement/Prospectus, including the exhibits, carefully.

After considering the recommendation of Goldman Sachs Asset Management International (“GSAMI”), investment adviser to the Acquired Fund, and Goldman Sachs Asset Management, L.P. (“GSAM” and, together with GSAMI, the “Investment Advisers”), investment adviser to the Surviving Fund, the Board concluded that: (i) the Reorganization will benefit the shareholders of each Fund; (ii) the Reorganization is in the best interests of each Fund; and (iii) the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization.

NO ACTION IS REQUIRED REGARDING THE REORGANIZATION. AS DISCUSSED MORE FULLY BELOW, THE FUNDS ARE RELYING ON RULE 17a-8 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND, THEREFORE, SHAREHOLDERS OF THE ACQUIRED FUND ARE NOT BEING ASKED TO VOTE ON OR APPROVE THE PLAN. THE BOARD IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

Background to the Reorganization

GSAMI, an SEC-registered investment adviser, serves as investment adviser to the Acquired Fund, an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). GSAM, an SEC-registered investment adviser, serves as investment adviser to the Surviving Fund, an investment company registered under the 1940 Act. GSAMI and GSAM serve as investment advisers to the Funds under the same Management Agreement, dated April 30, 1997. The Investment Advisers recommended to the Board that it approve the reorganization of the Acquired Fund with and into the Surviving Fund, an existing series of Goldman Sachs Trust (the “Trust”) because they believe that the Reorganization may provide enhanced opportunities to realize greater efficiencies in the form of lower total operating expenses over time and also would enable the combined Fund to be better positioned for asset growth. The Investment Advisers also believe that the Reorganization is preferable to liquidating the Acquired Fund, as it will provide you and other shareholders with the opportunity to invest in a fund that: (i) invests in a larger number, and therefore more diversified, group of non-U.S. small cap companies; and (ii) is part of the Goldman Sachs Funds – a large, diverse fund family. Moreover, the Surviving Fund has had higher performance than the Acquired Fund over the one-, three-, five-year and since-inception periods ended August 31, 2015 (the Surviving Fund commenced operations in 2007).

On October 14-15, 2015, the Board, including a majority of the Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (the “Independent Trustees”), voted to approve the Reorganization. In approving the Reorganization, the Board, including a majority of the Independent Trustees, concluded that: (i) the Reorganization will benefit the shareholders of each Fund; (ii) the Reorganization is in the best interests of each Fund; and (iii) the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization. The Board also considered and approved the terms and conditions of the Plan.

At its meeting, the Board received and evaluated materials provided by the Investment Advisers regarding the Reorganization and its effect on the existing shareholders of the Funds. The Board also evaluated and discussed: (i) the material differences between each Fund’s investment objective, strategies, policies and risks; (ii) the specific terms of the Reorganization; and (iii) other information, such as the relative sizes of the Funds, the performance records of the Funds, the expenses of the Funds and the anticipated asset growth of the Funds in the foreseeable future. In addition, the Board considered additional factors, which are discussed in more detail below under “Why did the Board approve the Reorganization?”

The Independent Trustees were assisted in their consideration of the Reorganization by independent counsel.

Questions and Answers

How will the Reorganization affect me?

Under the terms of the Plan, the Acquired Fund will transfer substantially all of its assets to the Surviving Fund and the Surviving Fund will assume all of the liabilities of the Acquired Fund. Subsequently, the Acquired Fund will be liquidated and you will become a shareholder of the Surviving Fund. You will receive shares of the Surviving Fund that are equal in aggregate net asset value to the shares of the Acquired Fund that you held immediately prior to the Closing Date (as defined below). Shareholders of Service Class Shares of the Acquired Fund will receive Class A Shares of the Surviving Fund and shareholders of each other class of shares of the Acquired Fund will receive the corresponding class of the Surviving Fund, as follows:

International Small Cap Fund (Acquired Fund)		International Small Cap Insights Fund (Surviving Fund)
Class A	→	Class A
Class C	→	Class C
Service*	→	Class A
Institutional	→	Institutional
Class IR	→	Class IR
Class R6*

*	The Acquired Fund does not offer Class R6 Shares and the Surviving Fund does not offer Service Shares. The Acquired Fund’s Service Class shareholders will receive Class A Shares of the Surviving Fund.

No sales charge, contingent deferred sales charge (“CDSC”), commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

When will the Reorganization occur?

The Reorganization is scheduled to occur on or about February 5, 2016, but may occur on such earlier or later date as the parties agree in writing (the “Closing Date”).

How will the Reorganization affect the fees to be paid by the Surviving Fund, and how do they compare with the fees paid by the Acquired Fund?

For the fiscal year ended October 31, 2014, the Acquired Fund’s effective management fee (after giving effect to the current management fee waiver and breakpoints) was 0.90% and the Surviving Fund’s actual management fee was 0.85% (the Surviving Fund does not currently have a management fee waiver arrangement in place). Accordingly, shareholders of the Acquired Fund are expected to pay a lower actual management fee upon consummation of the Reorganization. The Acquired Fund’s gross expense ratio for the fiscal year ended October 31, 2014 (before giving effect to the current expense limitation arrangements) for Class A, Class C, Institutional, Service and Class IR Shares was 1.77%, 2.52%, 1.37%, 1.86% and 1.52%, respectively. It is estimated that post-Reorganization, the Surviving Fund’s gross expense ratio for Class A, Class C, Institutional and Class IR Shares will be 1.38%, 2.13%, 0.98% and 1.13%, respectively. The Acquired Fund’s net expense ratio for the fiscal year ended October 31, 2014 (after giving effect to the current fee waiver and expense limitation arrangements) for Class A, Class C, Institutional, Service and Class IR Shares was 1.38%, 2.12%, 0.97%, 1.47% and 1.09%, respectively. It is estimated that post-Reorganization, the Surviving Fund’s net expense ratio for Class A, Class C, Institutional and Class IR Shares will be 1.30%, 2.05%, 0.90% and 1.05%, respectively. Accordingly, shareholders of the Acquired Fund are expected to be subject to a lower gross and net expense ratio upon consummation of the Reorganization. Pro forma expense information is included in this Information Statement/Prospectus under “Summary – The Funds’ Fees and Expenses.”

Why did the Board approve the Reorganization?

In approving the Reorganization, the Board, including a majority of the Independent Trustees, concluded that: (i) the Reorganization is in the best interests of each Fund; and (ii) the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization. The Trustees also believe that the Reorganization offers a number of potential benefits. These potential benefits and considerations include the following:

•	The Reorganization may provide enhanced opportunities to realize greater efficiencies in the form of lower total operating expenses over time and also would enable the combined Fund to be better positioned for asset growth.

•	The Reorganization is preferable to liquidating the Acquired Fund, which may be treated as a taxable event, as it will provide you and other shareholders with the opportunity to invest in a fund that invests in a larger number, and therefore more diversified, group of non-U.S. small cap companies. The Funds have a similar universe of permissible investments, however the Acquired Fund takes a fundamentally-driven approach to investing, whereas the Surviving Fund takes a quantitative approach. These differences, as well as other differences, are discussed in more detail below under “Summary – Comparison of the Acquired Fund with the Surviving Fund and Comparison of Principal Investment Risks of Investing in the Funds.”

•	The Surviving Fund has had higher performance than the Acquired Fund over the one-, three-, five-year and since-inception periods ended August 31, 2015 (the Surviving Fund commenced operations in 2007).

•	The Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and, therefore, you will not recognize gain or loss for federal income tax purposes on the exchange of your shares of the Acquired Fund for the shares of the Surviving Fund. Alternatively, liquidation of the Acquired Fund could give rise to a taxable event.

Additional considerations are discussed in more detail below under “Summary – Reasons for the Reorganization and Board Considerations.”

Who bears the expenses associated with the Reorganization?

GSAM has agreed to pay the legal, auditor/accounting and other costs, including brokerage, trading taxes and other transaction costs, associated with each Fund’s participation in the Reorganization. GSAM estimates that these costs will be approximately $395,525.

Will the Investment Advisers benefit from the Reorganization?

Although reorganizing the Acquired Fund with and into the Surviving Fund (instead of liquidating the Acquired Fund) will benefit GSAM by managing a larger pool of assets, which will produce increased management fees that will accrue to GSAM, the Investment Advisers believe that the combined Fund would be better positioned for asset growth than the Acquired Fund on its own.

What are the Federal income and other tax consequences of the Reorganization?

As a condition to the closing of the Reorganization, the Funds must receive an opinion of Dechert LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Code. Accordingly, subject to the limited exceptions described below under the heading “Tax Status of the Reorganization,” it is expected that neither you nor a Fund will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of the Surviving Fund shares that you receive in the Reorganization will be the same as the aggregate tax basis of the shares that you surrendered in the Reorganization.

In addition, in connection with the Reorganization, it is currently expected that a substantial portion of the Acquired Fund’s portfolio assets (approximately 95%) will be sold prior to the consummation of the Reorganization, which may result in the Acquired Fund realizing capital gains. It is currently estimated that such portfolio repositioning would have resulted in net realized capital losses, if such sales occurred as of December 17, 2015. Additionally, as of October 31, 2015, the Acquired Fund has estimated capital loss carryforwards of $3,654,701, which would be expected to be available to offset any realized gains with respect to such portfolio repositioning. As a result, it is currently estimated that the Acquired Fund will be required to distribute to its shareholders approximately $0 (approximately $0 per share) as a result of such portfolio repositioning, although the actual amount of such distribution could be higher or lower depending on market conditions and on transactions entered into by the Acquired Fund prior to the Closing Date. Shareholders of the Acquired Fund will generally be taxed on any resulting capital gain distributions. It is also estimated that such portfolio repositioning will result in brokerage and other transaction costs, including trading taxes, of approximately $212,020 (approximately 13 basis points).

Why are shareholders not being asked to vote on the Reorganization?

The Trust’s Declaration of Trust and applicable state law do not require shareholder approval of the Reorganization. Moreover, Rule 17a-8 under the 1940 Act does not require shareholder approval of the Reorganization, provided certain conditions are met. Because applicable legal requirements do not require shareholder approval under these circumstances and the Board has determined that the Reorganization is in the best interests of each Fund, shareholders are not being asked to vote on the Reorganization.

Where can I get more information?

Each Fund’s current prospectus and any applicable supplements.	On file with the SEC (http://www.sec.gov) (file nos. 811-05349; 33-17619) and available at no charge by calling: 1-800-526-7384 or on the Funds’ website (www.gsamfunds.com).

Each Fund’s current statement of additional information and any applicable supplements.	On file with the SEC (http://www.sec.gov) (file nos. 811-05349; 33-17619) and available at no charge by calling: 1-800-526-7384 or on the Funds’ website (www.gsamfunds.com).

Each Fund’s most recent annual and semi-annual reports to shareholders.	On file with the SEC (http://www.sec.gov) (file nos. 811-05349; 33-17619) and available at no charge by calling: 1-800-526-7384 or on the Funds’ website (www.gsamfunds.com).

v

A statement of additional information for this Information Statement/Prospectus, dated December 17, 2015 (the “SAI”). The SAI contains additional information about the Surviving Fund.	On file with the SEC (http://www.sec.gov) (file nos. 811-05349; 33-17619) and available at no charge by calling: 1-800-526-7384. The SAI is incorporated by reference into this Information Statement/Prospectus.

To ask questions about this Information Statement/Prospectus.	Call the toll-free telephone number: 1-800-526-7384.

Each Fund’s: (i) prospectus and statement of additional information, dated February 27, 2015 (with respect to the Acquired Fund) and July 31, 2015 (with respect to the Surviving Fund), and any supplements thereto, (ii) April 30, 2015 Semi-Annual Report, and (iii) October 31, 2014 Annual Report, are incorporated by reference into this Information Statement/Prospectus, which means they are considered legally a part of this Information Statement/Prospectus. The materials have been filed with the SEC (www.sec.gov) and are available upon written or oral request and without charge by writing to the address above or calling the following toll-free number: 1-800-526-7384.

i

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

AND

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated by reference herein. You should read carefully the entire Information Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

Comparison of the Acquired Fund with the Surviving Fund

Although each Fund seeks to achieve its investment objective by investing in a diversified portfolio of non-U.S. small-cap companies, there are some important differences between the principal investment strategies of the Surviving Fund and those of the Acquired Fund. These differences are discussed in more detail in the side-by-side chart below to facilitate comparison.

	International Small Cap Fund (Acquired Fund)	International Small Cap Insights Fund (Surviving Fund)
Type of fund	The Funds are diversified under the 1940 Act.

Investment objective	The Acquired Fund seeks long-term capital appreciation.	The Surviving Fund seeks long-term growth of capital.

How will each Fund seek to achieve its investment objective?

The Acquired Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in non-U.S. small-cap companies. Such equity investments may include exchange-traded funds (“ETFs”), futures and other instruments with similar economic exposures. Non-U.S. small-cap companies are companies:

•       With public stock market capitalizations within the range of the market capitalization of companies constituting the Standard and Poor’s (S&P) Developed Ex-U.S. Small Cap Index (Net, USD, Unhedged) at the time of investment, which as of December 31, 2014 was between $2 million and $17 billion; and

•       That are organized outside the United States or whose securities are principally traded outside the United States.

The Acquired Fund seeks to achieve its investment objective by investing in issuers that are considered by the Investment Adviser

The Surviving Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a broadly diversified portfolio of equity investments in small-cap non-U.S. issuers.

The Surviving Fund seeks to maximize its expected return, while maintaining risk, style, and capitalization characteristics similar to the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Small Cap Index (Net, USD, Unhedged). The MSCI EAFE Small Cap Index (Net, USD, Unhedged) is designed to measure equity market performance of the small capitalization segments of developed markets, excluding the United States and Canada. The Surviving Fund seeks to maximize its expected return while maintaining these and other characteristics similar to the benchmark.

The Surviving Fund may also invest in the securities of issuers in emerging countries, and fixed income securities that are considered to be cash equivalents.

	International Small Cap Fund (Acquired Fund)	International Small Cap Insights Fund (Surviving Fund)

to be strategically positioned for long-term growth through its evaluation of factors such as a company’s financial position relative to peers, current financial condition, competitive position in its industry, ability to capitalize on future growth, and equity valuation. The Acquired Fund’s investments are selected using a strong valuation discipline to purchase what the Investment Adviser believes are well-positioned, cash-generating businesses run by shareholder-oriented management teams.

How are each Fund’s investments allocated?

The Acquired Fund’s assets are invested in at least three foreign countries. The Acquired Fund expects to invest a substantial portion of its assets in securities of companies in the developed countries of Western Europe, Japan and Asia, but may also invest in securities of issuers located in Australia, Canada, New Zealand and in emerging countries. From time to time, the Acquired Fund’s investments in a particular developed country may exceed 25% of its investment portfolio.

The Acquired Fund may invest in equity investments outside the market capitalization range specified above and in fixed income securities, such as government, corporate and bank debt obligations.

The Surviving Fund uses a quantitative style of management, in combination with a qualitative overlay that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Surviving Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Momentum, Valuation and Profitability. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme seeks to assess whether a company is earning more than its cost of capital. The Investment Adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the Investment Adviser’s proprietary research.

What is each Fund’s limit with respect to an investment in a single industry or group of industries?	The Acquired Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).	The Surviving Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

Benchmark	Standard and Poor’s (S&P) Developed Ex-U.S. Small Cap Index (Net, USD, Unhedged).	MSCI EAFE Small Cap Index (Net, USD, Unhedged).

	International Small Cap Fund (Acquired Fund)	International Small Cap Insights Fund (Surviving Fund)
Fund turnover

Each Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but will be reflected in the Fund’s performance.

The Acquired Fund’s portfolio turnover rate for the fiscal year ended October 31, 2014 was 100% of the average value of its portfolio. The Surviving Fund’s portfolio turnover rate for the fiscal year ended October 31, 2014 was 129% of the average value of its portfolio.

Investment Adviser	GSAMI serves as the investment adviser of Acquired Fund.	GSAM serves as the investment adviser of Surviving Fund.

Fund management team

Suneil Mahindru, Managing Director, Chief Investment Officer of International Equity, has managed the Acquired Fund since 2015.

Suneil Mahindru is the Chief Investment Officer of International Equity, overseeing the portfolio management and investment research for the Global and International Equity accounts of Goldman Sachs. Mr. Mahindru joined the Investment Adviser in September 1996 as an investment analyst and was named Managing Director in 2007. Prior to joining Goldman Sachs, he spent three years at CIN Investment Ltd. as an analyst.

The SAI provides additional information about the portfolio managers’ compensation and other accounts managed by the portfolio managers.

Ron Hua, CFA, Managing Director, Chief Investment Officer of Quantitative Investment Strategies – Equity Insights Strategies, has managed the Surviving Fund since 2011.

Mr. Hua is the Chief Investment Officer of Equity Insights Strategies for GSAM’s QIS team. Mr. Hua joined GSAM as a partner in 2011, and oversees all research, portfolio management and trading for the QIS quantitative equity business. Prior to joining the firm, Ron was the Chief Investment Officer and Head of Research for Equity Investments at PanAgora Asset Management (2004-2011). In that capacity, Ron was responsible for all equity strategies, was the architect of PanAgora’s Dynamic Equity Contextual Modeling Approach and served as a member of PanAgora’s Management and Investment Committees.

Len Ioffe, CFA, Managing Director and Senior Portfolio Manager, has managed the Surviving Fund since 2007.

Mr. Ioffe joined the Investment Adviser as an associate in 1995 and has been a portfolio manager since 1996.

Osman Ali, CFA, Managing Director, has managed the Surviving Fund since 2013.

Mr. Ali joined the Investment Adviser in 2003 and has been a member of the research and portfolio management team within the QIS team since 2005.

	International Small Cap Fund (Acquired Fund)	International Small Cap Insights Fund (Surviving Fund)

Takashi Suwabe, Managing Director, has managed the Surviving Fund since 2013; and Denis Suvorov, CFA, Vice President, has managed the Fund since 2012.

Mr. Suwabe is co-head of active equity research in the QIS team. He joined the Investment Adviser in 2004 and has been a member of the QIS team since 2009. Previously, Mr. Suwabe worked at Nomura Securities and Nomura Research Institute.

Denis Suvorov, CFA, Vice President, has managed the Surviving Fund since 2012.

Mr. Suvorov joined the Investment Adviser as a vice president in 2011 and has been a portfolio manager since 2011. Between 2007 and 2011 he was a portfolio manager at Numeric Investors, LLC.

The SAI provides additional information about the portfolio managers’ compensation and other accounts managed by the portfolio managers.

Fiscal year end	October 31

As the above table indicates, despite certain similarities, there are some notable differences between the principal investment strategies of the Surviving Fund and those of the Acquired Fund. The Funds have different portfolio management teams, which employ separate investment philosophies. In this regard, the Acquired Fund takes a fundamentally-driven approach to investing, whereas the Surviving Fund takes a quantitative approach.

The Surviving Fund’s principal investment strategies, including the additional markets to which you would be exposed as a shareholder of the Surviving Fund, may impact performance and the risk/return profile of your investment. The investment philosophy of the Funds, as well as additional information on portfolio risks, securities and techniques, is described in more detail in Exhibit B.

Comparison of Principal Investment Risks of Investing in the Funds

The Acquired Fund and Surviving Fund have substantially similar investment objectives. The Acquired Fund’s investment objective is to “seek long-term capital appreciation,” whereas the Surviving Fund’s investment objective is to “seek long-term growth of capital.” Both Funds have a policy to invest at least 80% of their net assets in a diversified portfolio of equity investments in non-U.S. small-cap companies. The Funds have a similar universe of permissible investments, however the Acquired Fund takes a fundamentally-driven approach to investing, whereas the Surviving Fund takes a quantitative approach. In addition, both Funds are “diversified” under the 1940 Act.

Loss of money is a risk of investing in the Funds. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. A

Fund should not be relied upon as a complete investment program. Stated allocations may be subject to change. There can be no assurance that a Fund will achieve its investment objective. Investment in the Funds involves substantial risks which prospective investors should consider carefully before investing.

Principal investment risks applicable to each Fund

Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, sanctions, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent the Fund also invests in securities of issuers located in emerging countries, these risks may be more pronounced.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Mid-Cap and Small-Cap Risk. Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Principal investment risks applicable to the Acquired Fund only	None

Principal investment risks applicable to the Surviving Fund only	Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for the Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Portfolio Turnover Rate Risk. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

Additional information on portfolio risks, securities and techniques is described in more detail in Exhibit B. An additional discussion of these risks is included in the “Risks of the Funds” section of the current prospectus of the Funds, which is incorporated herein by reference. The materials have been filed with the SEC (www.sec.gov) and are available upon written or oral request and without charge by writing to the address above or calling the following toll-free number: 1-800-526-7384.

The Funds’ Fees and Expenses

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on the expenses of the Funds for the twelve-month period ended October 31, 2014. For financial statement purposes, the Surviving Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Surviving Fund’s operating history will be used for financial reporting purposes. The tables also show the pro forma expenses of the combined Fund after giving effect to the Reorganization based on pro forma net assets as of October 31, 2014.

Class A Shares

	International Small Cap Fund (Acquired Fund) (Class A Shares)	International Small Cap Insights Fund (Surviving Fund) (Class A Shares)	International Small Cap Insights Fund (Combined Fund Class A – Pro Forma)
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)[1]	None	None	None

	International Small Cap Fund (Acquired Fund) (Class A Shares)	International Small Cap Insights Fund (Surviving Fund) (Class A Shares)	International Small Cap Insights Fund (Combined Fund Class A – Pro Forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses[2]	0.42%	0.29%	0.28%
Service Fees	None	None	None
Shareholder Administration Fees	None	None	None
All Other Expenses	0.42%	0.29%	0.28%
Total Annual Fund Operating Expenses	1.77%	1.39%	1.38%
Fee Waiver and Expense Limitation[3]	(0.39)%	(0.09)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[4]	1.38%	1.30%	1.30%

Class C Shares

	International Small Cap Fund (Acquired Fund) (Class C Shares)	International Small Cap Insights Fund (Surviving Fund) (Class C Shares)	International Small Cap Insights Fund (Combined Fund Class C – Pro Forma)
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)[1]	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.75%	0.75%	0.75%
Other Expenses[2]	0.67%	0.55%	0.53%
Service Fees	0.25%	0.25%	0.25%
Shareholder Administration Fees	None	None	None
All Other Expenses	0.42%	0.30%	0.28%
Total Annual Fund Operating Expenses	2.52%	2.15%	2.13%
Fee Waiver and Expense Limitation[3]	(0.40)%	(0.10)%	(0.08)%
Total Annual Fund Operating Expenses After Expense Limitation[4]	2.12%	2.05%	2.05%

Institutional Shares

	International Small Cap Fund (Acquired Fund) (Institutional Shares)	International Small Cap Insights Fund (Surviving Fund) (Institutional Shares)	International Small Cap Insights Fund (Combined Fund Institutional Shares – Pro Forma)
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses[2]	0.27%	0.14%	0.13%
Service Fees	None	None	None
Shareholder Administration Fees	None	None	None
All Other Expenses	0.27%	0.14%	0.13%
Total Annual Fund Operating Expenses	1.37%	0.99%	0.98%
Fee Waiver and Expense Limitation[3]	(0.40)%	(0.09)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[4]	0.97%	0.90%	0.90%

Service Shares

	International Small Cap Fund (Acquired Fund) (Service Shares) [5]	International Small Cap Insights Fund (Surviving Fund) (Service Shares)	International Small Cap Insights Fund (Combined Fund Class A Shares – Pro Forma)
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	N/A	5.50%
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None	N/A	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	N/A	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	N/A	0.25%
Other Expenses[2]	0.51%	N/A	0.28%
Service Fees	None	N/A	None
Shareholder Administration Fees	0.25%	N/A	None
All Other Expenses	0.26%	N/A	0.28%
Total Annual Fund Operating Expenses	1.86%	N/A	1.38%
Fee Waiver and Expense Limitation[3]	(0.39)%	N/A	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[4]	1.47%	N/A	1.30%

Class IR Shares

	International Small Cap Fund (Acquired Fund) (Class IR Shares)	International Small Cap Insights Fund (Surviving Fund) (Class IR Shares)	International Small Cap Insights Fund (Combined Fund Class IR – Pro Forma)
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses[2]	0.42%	0.29%	0.28%
Service Fees	None	None	None
Shareholder Administration Fees	None	None	None
All Other Expenses	0.42%	0.29%	0.28%
Total Annual Fund Operating Expenses	1.52%	1.14%	1.13%
Fee Waiver and Expense Limitation[3]	(0.43)%	(0.09)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[4]	1.09%	1.05%	1.05%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[2]	The differences in the “Other Expenses” ratios across the share classes are the result of, among other things, contractual differences in transfer agency fees and the effect of mathematical rounding on the daily accrual of certain expenses, particularly in respect of small share classes.
[3]	With respect to the Acquired Fund, the Investment Adviser has agreed to waive a portion of its management fees in order to achieve an effective net management fee rate of 0.90% as an annual percentage rate of the average daily net assets of the Acquired Fund through at least February 29, 2016, and prior to such date, the Investment Adviser may not terminate this arrangement without the approval of the Board of Trustees. The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.034% and 0.014% of average daily net assets for the Acquired Fund and Surviving Fund, respectively. These arrangements will remain in effect through at least February 29, 2016 (with respect to the Acquired Fund) and December 17, 2016 (with respect to the Surviving Fund), and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.
[4]	The Acquired Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation” have been restated to reflect the fee waiver and expense limitation currently in effect.
[5]	Shareholders of Service Class Shares of the Acquired Fund will receive Class A Shares of the Surviving Fund. Accordingly, the Service Class Pro Forma fee and expense figures reflect the Pro Forma figures set forth in the Class A Shares table above. Shareholders will not be subject to the sales charge associated with Class A Shares.

Expense Example

This Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your applicable shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation agreements for only the first year). Pro forma expenses are included assuming a Reorganization of the Funds. The examples are for comparison purposes only and are not a representation of either Fund’s actual expenses or returns, either past or future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	International Small Cap Fund (Acquired Fund)				International Small Cap Insights Fund (Surviving Fund)				International Small Cap Insights Fund (Combined Fund – Pro Forma)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$683	$1,041	$1,422	$2,489	$675	$957	$1,261	$2,119	$675	$955	$1,256	$2,110
Class C
Assuming complete redemption at end of period	$315	$747	$1,305	$2,826	$308	$663	$1,145	$2,475	$308	$659	$1,137	$2,456
Assuming no redemption	$215	$747	$1,305	$2,826	$208	$663	$1,145	$2,475	$208	$659	$1,137	$2,456
Institutional Class	$99	$394	$712	$1,612	$92	$306	$538	$1,205	$92	$304	$534	$1,194
Service Class	$150	$547	$970	$2,148	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class IR	$111	$438	$788	$1,776	$107	$353	$619	$1,378	$107	$351	$615	$1,367

The Funds’ Past Performance

Upon consummation of the Reorganization, the Surviving Fund will be the accounting and performance survivor.

The bar chart and table below provide an indication of the risks of investing in each Fund by showing: (i) changes in the performance of each Fund’s Institutional Shares from year to year; and (ii) how the average annual total returns of each Fund’s Class A, Class C, Institutional, Service (Acquired Fund only) and Class IR Shares compare to those of a broad-based securities market index.

Each Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the front cover of this Information Statement/Prospectus.

International Small Cap Fund (Acquired Fund) Past Performance

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

The total return for Institutional Shares for the 9-month period ended September 30, 2015 was 0.80%. Best Quarter Q2 ‘09 +27.59% Worst Quarter Q3 ‘08 –23.12%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2014	1 Year	5 Years	10 Years	Since Inception
Class A Shares (Inception 5/1/98)
Returns Before Taxes	(9.85)%	8.38%	4.10%	5.44%
Returns After Taxes on Distributions	(10.01)%	8.22%	3.73%	5.01%
Returns After Taxes on Distributions and Sale of Fund Shares	(5.17)%	6.79%	3.27%	4.41%
S&P Developed Ex-U.S. Small Cap Index (Net, USD, Unhedged; reflects no deduction for fees or expenses)	(3.77)%	8.08%	6.42%	6.74%

Class C Shares (Inception 5/1/98)
Returns Before Taxes	(6.26)%	8.79%	3.91%	5.11%
S&P Developed Ex-U.S. Small Cap Index (Net, USD, Unhedged; reflects no deduction for fees or expenses)	(3.77)%	8.08%	6.42%	6.74%

Institutional Shares (Inception 5/1/98)
Returns Before Taxes	(4.20)%	10.09%	5.13%	6.33%
S&P Developed Ex-U.S. Small Cap Index (Net, USD, Unhedged; reflects no deduction for fees or expenses)	(3.77)%	8.08%	6.42%	6.74%

Service Shares (Inception 5/1/98)
Returns Before Taxes	(4.69)%	9.50%	4.59%	5.78%
S&P Developed Ex-U.S. Small Cap Index (Net, USD, Unhedged; reflects no deduction for fees or expenses)	(3.77)%	8.08%	6.42%	6.74%

Class IR Shares (Inception 8/31/10)
Returns Before Taxes	(4.33)%	N/A	N/A	11.42%
S&P Developed Ex-U.S. Small Cap Index (Net, USD, Unhedged; reflects no deduction for fees or expenses)	(3.77)%	N/A	N/A	9.91%

International Small Cap Insights Fund (Surviving Fund) Past Performance

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

The total return for Institutional Shares for the 9-month period ended September 30, 2015 was 3.73%. Best Quarter Q2 ‘09 +34.33% Worst Quarter Q3 ‘08 –24.08%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2014	1 Year	5 Years	Since Inception
Class A Shares (Inception 09/28/07)
Returns Before Taxes	(11.33)%	9.08%	1.95%
Returns After Taxes on Distributions	(11.89)%	8.23%	1.26%
Returns After Taxes on Distributions and Sale of Fund Shares	(5.95)%	7.07%	1.41%
MSCI EAFE Small Cap Index (Net, USD, Unhedged; reflects no deduction for fees or expenses)	(4.95)%	8.63%	1.55%

Class C Shares (Inception 09/28/07)
Returns Before Taxes	(7.73)%	9.52%	2.02%
MSCI EAFE Small Cap Index (Net, USD, Unhedged; reflects no deduction for fees or expenses)	(4.95)%	8.63%	1.55%

Institutional Shares (Inception 09/28/07)
Returns Before Taxes	(5.78)%	10.78%	3.16%
MSCI EAFE Small Cap Index (Net, USD, Unhedged; reflects no deduction for fees or expenses)	(4.95)%	8.63%	1.55%

Class IR Shares (Inception 08/31/10)
Returns Before Taxes	(5.91)%	N/A	12.22%
MSCI EAFE Small Cap Index (Net, USD, Unhedged; reflects no deduction for fees or expenses)	(4.95)%	N/A	10.53%

Class R6 Shares (Inception 7/31/15)*
Returns	(5.78)%	10.78%	3.16%
MSCI EAFE Small Cap Index (Net, USD, Unhedged; reflects no deduction for fees or expenses)	(4.95)%	8.63%	1.55%

*	Class R6 Shares commenced operations on July 31, 2015. Prior to that date, the performance of the Class R6 Shares is that of the Institutional Shares. Performance prior to July 31, 2015 has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had similar returns (because these share classes represent interests in the same portfolio of securities) that differed only to the extent that Class R6 Shares and Institutional Shares have different expenses.

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional and Class IR Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Reasons for the Reorganization and Board Considerations

The Investment Advisers recommended to the Board that it approve the reorganization of the Acquired Fund with and into the Surviving Fund, an existing series of the Trust because they believe that the Reorganization may provide enhanced opportunities to realize greater efficiencies in the form of lower total operating expenses over time and also would enable the combined Fund be better positioned for asset growth. The Investment Advisers also believe that the Reorganization is preferable to liquidating the Acquired Fund, which may be treated as a taxable event, as it will provide you and other shareholders with the opportunity to invest in a fund that: (i) invests in a larger number, and therefore more diversified, group of non-U.S. small cap companies; and (ii) is part of the Goldman Sachs Funds – a large, diverse fund family. Moreover, the Surviving Fund has had higher performance than the Acquired Fund over the one-, three-, five-year and since-inception periods ended August 31, 2015 (the Surviving Fund commenced operations in 2007).

On October 14-15, 2015, the Board, including a majority of the Independent Trustees, voted to approve the Reorganization. In approving the Reorganization, the Board, including a majority of the Independent Trustees, concluded that: (i) the Reorganization will benefit the shareholders of each Fund; (ii) the Reorganization is in the best interests of each Fund; and (iii) the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization.

At its meeting, the Board received and evaluated materials provided by the Investment Advisers regarding the Reorganization and its effect on the existing shareholders of the Funds. The Board also evaluated and discussed: (i) the material differences between each Fund’s investment objective, strategies, policies and risks; (ii) the specific terms of the Reorganization; and (iii) other information, such as the relative sizes of the Funds, the performance records of the Funds, the expenses of the Funds and the anticipated asset growth of the Funds in the foreseeable future.

The Trustees also believe that the Reorganization offers a number of potential benefits. These potential benefits and considerations include the following:

•	The Reorganization may provide enhanced opportunities to realize greater efficiencies in the form of lower total operating expenses over time and also would enable the combined Fund to be better positioned for asset growth.

•	The Reorganization is preferable to liquidating the Acquired Fund, which may be treated as a taxable event, as it will provide you and other shareholders with the opportunity to invest in a fund that invests in a larger number, and therefore more diversified, group of non-U.S. small cap companies. The Funds have a similar universe of permissible investments. The Funds have different portfolio management teams, which employ separate investment philosophies. In this regard, the Acquired Fund takes a fundamentally-driven approach to investing, whereas the Surviving Fund takes a quantitative approach. These differences, as well as other differences, are discussed in more detail above under “Summary – Comparison of the Acquired Fund with the Surviving Fund and Comparison of Principal Investment Risks of Investing in the Funds.”

•	The Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368 of the Code, and, therefore, you will not recognize gain or loss for federal income tax purposes on the exchange of your shares of the Acquired Fund for the shares of the Surviving Fund. Alternatively, liquidation of the Acquired Fund could give rise to a taxable event.

•	No sales charge, CDSC, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

•	The Surviving Fund’s effective management fee and management fee schedule are lower than the Acquired Fund’s management fees at every breakpoint.

•	The Reorganization is expected to result in a lower net expense ratio for Acquired Fund Shareholders.

•	The Surviving Fund has had higher performance than the Acquired Fund over the one-, three-, five-year and since-inception periods ended August 31, 2015 (the Surviving Fund commenced operations in 2007).

•	GSAM has agreed to pay the legal, auditor/accounting and other costs, including brokerage, trading taxes and other transaction costs, associated with each Fund’s participation in the Reorganization. GSAM estimates that these costs will be approximately $395,525.

The Board concluded that the Reorganization and the Agreement and Plan of Reorganization likely would benefit the Funds and their shareholders and that each should be approved.

Buying, Selling and Exchanging Shares of the Funds

The minimum initial investment for Class A and Class C Shares of each Fund is, generally, $1,000. The minimum initial investment for Institutional Shares of each Fund is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Class IR Shares of each Fund. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

For each Fund, the minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders. You may purchase and redeem (sell) shares of the Fund on any business day through certain banks, trust companies, brokers, dealers, investment advisers and other financial institutions (“Authorized Institutions”).

If you purchase a Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

The procedures for making purchases, redemptions and exchanges of the Acquired Fund are identical to those of the Surviving Fund. Please see the “Shareholder Guide” in Exhibit C to this Information Statement/Prospectus for additional information on making purchases, redemptions and exchanges.

OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATION

Fund Securities and Portfolio Repositioning

If the Reorganization is effected, management will analyze and evaluate the portfolio securities of the Acquired Fund being transferred to the Surviving Fund. However, each Fund’s portfolio securities are subject to adjustments in the ordinary course of business prior to, or in anticipation of, the Reorganization. In connection with the Reorganization, it is currently expected that a substantial portion of the Acquired Fund’s portfolio assets (approximately 95%) will be sold prior to the consummation of the Reorganization. Actual portfolio sales will depend on portfolio composition, market conditions and other factors at the time of, or prior to, the

Reorganization and will be at the discretion of the Investment Advisers. The extent and duration to which the portfolio securities of the Acquired Fund will be maintained by the Surviving Fund will be determined consistent with the Surviving Fund’s investment objective, strategies and policies, any restrictions imposed by the Code and in the best interests of each Fund’s shareholders (including former shareholders of the Acquired Fund). Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by the Funds may result in a capital gain or loss for the Funds. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the Surviving Fund’s ability to use any available tax loss carryforwards. It is currently estimated that such portfolio repositioning would have resulted in net realized capital losses, if such sales occurred as of December 17, 2015. Additionally, as of October 31, 2015, the Acquired Fund has estimated capital loss carryforwards of $3,654,701, which would be expected to be available to offset any realized gains with respect to such portfolio repositioning. As a result, it is currently estimated that the Acquired Fund will be required to distribute to its shareholders approximately $0 (approximately $0 per share) as a result of such portfolio repositioning, although the actual amount of such distribution could be higher or lower depending on market conditions and on transactions entered into by the Acquired Fund prior to the Closing Date. Shareholders of the Acquired Fund will generally be taxed on any resulting capital gain distributions. It is also currently estimated that such portfolio repositioning will result in brokerage and other transaction costs, including trading taxes, of approximately $212,020 (approximately 13 basis points). However, GSAM has agreed to pay these brokerage and other transaction costs.

Final Distribution of Acquired Fund

Prior to the Closing Date, the Acquired Fund will pay its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. These distributions will be taxable to shareholders that are subject to tax. It is currently estimated that such portfolio repositioning would have resulted in net realized capital losses, if such sales occurred as of December 17, 2015. Additionally, as of October 31, 2015, the Acquired Fund has estimated capital loss carryforwards of $3,654,701, which would be expected to be available to offset any realized gains with respect to such portfolio repositioning. As a result, it is currently estimated that the Acquired Fund will be required to distribute to its shareholders approximately $0 (approximately $0 per share) as a result of such portfolio repositioning, although the actual amount of such distribution could be higher or lower depending on market conditions and on transactions entered into by the Acquired Fund prior to the Closing Date. Shareholders of the Acquired Fund will generally be taxed on any resulting capital gain distributions.

Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward its net capital losses for a period of up to eight taxable years. (Net capital losses that arise in a tax year beginning after December 22, 2010 will generally be able to be carried forward without limit.) As of October 31, 2015, the Acquired Fund had estimated capital loss carryforwards of $3,654,701. Additionally, as of October 31, 2015, the Surviving Fund has estimated loss carryforwards of $5,290,800. The amount of the Funds’ capital loss carryovers as of the date of the Reorganization may differ substantially from these amounts. The Surviving Fund’s ability to use the capital loss carryovers of the Acquired Fund, if any, to offset gains of Surviving Fund in a given tax year after the Reorganization are expected to be limited by loss limitation rules under Federal tax law. If capital loss carryovers of the Acquired Fund are limited by those rules, it is possible that the limitations could result in all or a portion of Acquired Fund’s capital loss carryovers, if any, eventually expiring unused. The impact of those loss limitation rules will depend on the relative sizes of, and the losses and gains in, the Funds at the time of the Reorganization and thus cannot be calculated precisely at this time.

The ability of the Surviving Fund to use capital losses to offset gains (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

CAPITALIZATION

The following table sets forth the capitalization of the Funds as of April 30, 2015. The table also sets forth the pro forma combined capitalization of the combined Fund as if the Reorganization had occurred on April 30, 2015. If the Reorganization is consummated, the net assets, net asset value per share and shares outstanding on the Closing Date will vary from the information below due to changes in the market value of the portfolio securities of the Funds between April 30, 2015 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Funds during the same period.

	International Small Cap Fund (Acquired Fund) (April 30, 2015)	International Small Cap Insights Fund (Surviving Fund) (April 30, 2015)	Adjustments	Surviving Fund – Pro Forma (April 30, 2015)
Net Assets
Class A Shares	$15,534,545	$162,995,220	$1,297,454	$179,827,219
Class C Shares	$3,804,393	$25,043,938	N/A	$28,848,331
Institutional Shares	$156,524,448	$708,194,953	N/A	$864,719,401
Service Shares[1]	$1,297,454	N/A	$(1,297,454)	N/A
Class IR Shares	$5,495,154	$26,709,817	N/A	$32,204,971
Net Asset Value Per Share
Class A Shares	$20.05	$10.67	N/A	$10.67
Class C Shares	$19.28	$10.38	N/A	$10.38
Institutional Shares	$20.63	$10.66	N/A	$10.66
Service Shares[1]	$19.79	N/A	$(19.79)	N/A
Class IR Shares	$20.57	$10.63	N/A	$10.63
Shares Outstanding
Class A Shares	774,649	15,279,861	802,858	16,857,368
Class C Shares	197,300	2,411,765	169,212	2,778,277
Institutional Shares	7,587,871	66,416,721	7,095,473	81,100,065
Service Shares[1]	65,574	N/A	(65,574)	N/A
Class IR Shares	267,191	2,512,719	249,757	3,029,667

[1]	As noted above, Service Class shareholders of the Acquired Fund will receive Class A Shares of the Surviving Fund.

It is impossible to predict how many shares of the Surviving Fund will actually be received and distributed by the Acquired Fund on the Closing Date. The table should not be relied upon to determine the amount of the Surviving Fund shares that will actually be received and distributed.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The description of the Plan contained herein includes the material provisions of the Plan, but this description is qualified in its entirety by the attached form copy of the Plan.

Timing. The Reorganization is scheduled to occur on or about February 5, 2016 (i.e., Closing Date), but may occur on such earlier or later date as the parties agree in writing.

Transfer and Valuation of the Assets. The Plan contemplates the transfer of substantially all of the assets of the Acquired Fund to, and the assumption of the liabilities of the Acquired Fund by, the Surviving Fund, in exchange for the applicable shares of the Surviving Fund having an aggregate net asset value equal to the aggregate net asset value of the applicable shares of the Acquired Fund on the Closing Date. The Acquired Fund

would then distribute to its shareholders the portion of the Surviving Fund shares to which each such shareholder is entitled. Thereafter, the Acquired Fund would be liquidated. All computations of value will be made by JPMorganChase Bank, N.A., in its capacity as administrator for the Acquired Fund.

Conditions to Closing the Reorganization. The obligation of each Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Fund’s performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from the Funds and the receipt of all consents, orders and permits necessary to consummate the Reorganization. The Funds’ obligations are also subject to the receipt of a favorable opinion of Dechert LLP as to the U.S. federal income tax consequences of the Reorganization.

Termination of the Plan. The Plan may be terminated and the Reorganization may be abandoned by resolution of the Board at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

Cost of the Reorganization. GSAM (or an affiliate) has agreed to pay the legal and other costs associated with each Fund’s participation in the Reorganization.

TAX STATUS OF THE REORGANIZATION

The Reorganization is conditioned upon the receipt of an opinion from Dechert LLP, counsel to the Trust, substantially to the effect that, for federal income tax purposes:

•	The transfer to the Surviving Fund of substantially all of the Acquired Fund’s assets in exchange solely for the issuance of the Surviving Fund shares to the Acquired Fund and the assumption of all of the Acquired Fund’s liabilities by the Surviving Fund, followed by the distribution of the Surviving Fund shares to the Acquired Fund shareholders in complete liquidation of the Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code;

•	No gain or loss will be recognized by the Acquired Fund upon: (i) the transfer of substantially all of its assets to the Surviving Fund as described above or (ii) the distribution by the Acquired Fund of Surviving Fund shares to the Acquired Fund’s shareholders in complete liquidation of the Acquired Fund, except for (A) any gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, and (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code;

•	The tax basis of each asset of the Acquired Fund in the hands of the Surviving Fund will be the same as the tax basis of that asset in the hands of the Acquired Fund immediately before the transfer of the asset, increased by the amount of gain, if any, recognized by the Acquired Fund on the transfer;

•	The holding period of each asset of the Acquired Fund in the hands of the Surviving Fund will include the period during which that asset was held by the Acquired Fund (except where investment activities of the Surviving Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•	No gain or loss will be recognized by the Surviving Fund upon its receipt of the Acquired Fund’s assets solely in exchange for shares of the Surviving Fund and the assumption of the Acquired Fund’s liabilities;

•	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for the applicable Surviving Fund shares as part of the Reorganization;

•	The aggregate tax basis of the applicable Surviving Fund shares received by the Acquired Fund shareholders in the Reorganization will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor; and

•	Each Acquired Fund shareholder’s holding period for the applicable Surviving Fund shares received in the Reorganization will include the holding period of the shares of the Acquired Fund that were surrendered in exchange therefor, provided that the shareholder held the Acquired Fund shares as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of the Trust, on behalf of the Funds.

No tax ruling has been or will be received from the IRS in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

The foregoing discussion is very general. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. This discussion does not address any state, local or foreign tax consequences of the Reorganization. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

CHARTER DOCUMENTS OF GOLDMAN SACHS TRUST

The Funds are each a series of the Trust. Accordingly, the operations of each Fund are governed by the Trust’s Declaration of Trust and Amended and Restated By-Laws, each as amended. The operations of each Fund are also governed by applicable Delaware law and are subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

The Funds have adopted fundamental investment policies, which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Many of the Funds’ fundamental investment policies are similar or identical, though the Funds differ in certain fundamental investment policies, as discussed more fully below.

Under the 1940 Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such company. For purposes of the following limitations (except for the asset coverage requirement with respect to borrowings, which is subject to different requirements under the 1940 Act), any limitation which involves the maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to a Fund’s fundamental investment restriction on “borrowing,” in the event that asset coverage (as defined in the 1940 Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

In addition to the fundamental investment policies, the Funds have adopted certain non-fundamental policies which can be changed or amended by action of the Trustees of such Fund without approval of shareholders. The current fundamental and non-fundamental investment policies of the Acquired Fund and the Surviving Fund are listed below.

International Small Cap Fund (Acquired Fund)	International Small Cap Insights Fund (Surviving Fund)
Fundamental Investment Policies

Concentration Policy

The Funds may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

Borrowing

The Acquired Fund may not borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

The Surviving Fund may not borrow money, except (a) the Fund, to the extent permitted by applicable law, may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

Loans

The Acquired Fund may not make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities as permitted by applicable law.	The Surviving Fund may not make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities as permitted by applicable law, and (d) loans to affiliates of the Fund to the extent permitted by law.

Underwriting

The Funds may not underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

Real Estate

The Funds may not purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

Commodities

The Funds may not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

Senior Securities

The Funds may not issue senior securities to the extent such issuance would violate applicable law.

Diversification

The Funds may not make any investment inconsistent with each Fund’s classification as a diversified company under the 1940 Act.

Non-Fundamental Investment Policies

The International Small Cap Fund (Acquired Fund) may not:

(a)    Invest in companies for the purpose of exercising control or management.

(b)    Invest more than 15% of the Fund’s net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”).

(c)    Purchase additional securities if the Fund’s borrowings (excluding covered mortgage dollar rolls and such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities) exceed 5% of its net assets.

(d)    Make short sales of securities, except the Fund may make short sales against the box.

The International Small Cap Insights Fund (Surviving Fund) may not:

(a)    Invest in companies for the purpose of exercising control or management.

(b)    Invest more than 15% of the Fund’s net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”).

(c)    Purchase additional securities if the Fund’s borrowings (excluding covered mortgage dollar rolls and such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities) exceed 5% of its net assets.

Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment restrictions and policies as the Fund.

For purposes of the Funds’ industry concentration policies, the Investment Advisers may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Advisers may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Other Investment Practices and Securities

The following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities between the Funds in their use of these techniques and other investment practices and investment securities. Numbers in these tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information about these and other investment practices and securities, see Exhibit B. Each Fund publishes on its website (http:// www.gsamfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website month-end top ten holdings subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.

10    Percent of total assets (italic type)
10    Percent of net assets (excluding borrowings for investment purposes) (roman type)
•      No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
-       Not permitted

	International Small Cap Fund (Acquired Fund)		International Small Cap Insights Fund (Surviving Fund)
Investment Practices
Borrowings	33	1⁄3	33	1⁄3
Cross Hedging of Currencies	•		•
Custodial Receipts and Trust Certificates	•		•
Equity, Index and Currency Swaps	•		•
Foreign Currency Transactions (including forward contracts)*	•		•
Futures Contracts and Options and Swaps on Futures Contracts[1]	•		•
Illiquid Investments**	15		15
Initial Public Offerings (“IPOs”)	•		•
Investment Company Securities (including ETFs)***	10		10
Options on Foreign Currencies[2]	•		•
Options[3]	•		•
Preferred Stock, Warrants and Stock Purchase Rights	•		•
Repurchase Agreements	•		•
Securities Lending	—		33 1⁄3
Short Sales	—		—
Unseasoned Companies	•		•
When-Issued Securities and Forward Commitments	•		•

*	With respect to the Surviving Fund, limited by the amount the Fund invests in foreign securities.
**	Illiquid investments are any investments which cannot be disposed of in seven days in the ordinary course of business at approximately the price at which a Fund values the investment.
***	This percentage limitation does not apply to a Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.
[1]	The Surviving Fund may enter into futures transactions only with respect to a representative index.
[2]	The Funds may purchase and sell call and put options on foreign currencies.
[3]	The Funds may sell call and put options and purchase call and put options on securities and securities indices in which they may invest.

10    Percent of total assets (italic type)
10    Percent of net assets (including borrowings for investment purposes) (roman type)
•       No specific percentage limitation on usage; limited only by the objective and strategies of the Fund

	International Small Cap Fund (Acquired Fund)	International Small Cap Insights Fund (Surviving Fund)
Investment Securities	•	•
American, European and Global Depositary Receipts	•	•
Asset-Backed and Mortgage-Backed Securities[1]	•	•
Bank Obligations[1,2,3]	•	•
Convertible Securities[4]	•	•
Corporate Debt Obligations[1,3]	•	•
Depositary Receipts	•	•
Derivatives	•	•
Emerging Country Securities	•	•
Equity Investments	80+	80+
Fixed Income Securities[3,5]	20	20
Foreign Government Securities[1,3]	•	•
Foreign Securities	•	•
Non-Investment Grade Fixed Income Securities[1,6]	•	•
Real Estate Investment Trusts	•	•
Structured Securities (which may include equity linked notes)[7]	•	•
Temporary Investments	•	•
U.S. Government Securities[1,3]	•	•

[1]	With respect to the Surviving Fund, limited by the amount the Fund invests in fixed income securities.
[2]	With respect to the Acquired Fund, issued by U.S. or foreign banks.
[3]	With respect to the Surviving Fund, limited to cash equivalents only.
[4]	The Surviving Fund has no minimum rating criteria for convertible debt securities.
[5]	With respect to the Surviving Fund, except as noted under “Convertible Securities,” fixed income securities must be investment grade (i.e., BBB– or higher by Standard & Poor’s, Baa3 or higher by Moody’s) or have a comparable credit rating by another NRSRO or, if unrated, determined by the Investment Adviser to be of comparable credit quality.
[6]	With respect to the Acquired Fund, may be BB+ or lower by Standard & Poor’s, Ba1 or lower by Moody’s or have a comparable credit rating by another NRSRO at the time of investment.
[7]	With respect to the Surviving Fund, structured securities are not subject to the same minimum credit quality requirements as the Fund’s investments in fixed income securities.

Investment Adviser

GSAM and GSAMI, both regulated by the SEC and registered investment advisers since 1990 and 1991, respectively, are wholly-owned subsidiaries of The Goldman Sachs Group, Inc. and affiliates of Goldman, Sachs & Co. (“Goldman Sachs”). Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of September 30, 2015, GSAM, including its investment advisory affiliates, one of which is GSAMI, had assets under supervision of approximately $1.03 trillion.

The Investment Advisers provide day-to-day advice regarding the Funds’ portfolio transactions. The Investment Advisers make the investment decisions for the Funds and places purchase and sale orders for the

Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants or other counterparties, including Goldman Sachs and its affiliates. While the Investment Advisers are ultimately responsible for the management of the Funds, they are able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. GSAM is responsible for the risk management functions for the Funds. In addition, the Investment Advisers have access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions) and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Advisers also perform the following additional services for the Funds:

•	Supervise all non-advisory operations of the Funds

•	Provide personnel to perform necessary executive, administrative and clerical services to the Funds

•	Arrange for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities

•	Maintain the records of each Fund

•	Provide office space and all necessary office equipment and services

As compensation for their services and its assumption of certain expenses, GSAM (with respect to the Surviving Fund) and GSAMI (with respect to the Acquired Fund), are entitled to the following fees, as applicable, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

Fund	Contractual Management Fee Annual Rate		Average Daily Net Assets	Actual Rate For the Fiscal Year Ended October 31, 2014
International Small Cap Insights Fund (Surviving Fund)	0.85 0.77 0.73 0.72	% % % %	First $2 Billion Next $3 Billion Next $3 Billion Over $8 Billion	0.85%

International Small Cap Fund (Acquired Fund)	1.10 0.99 0.94 0.92	% % % %	First $2 Billion Next $3 Billion Next $3 Billion Over $8 Billion	1.02	%*

*	The Investment Adviser has agreed to waive a portion of its management fees in order to achieve an effective net management fee rate of 0.90% as an annual percentage rate of the average daily net assets of the Acquired Fund respectively. This arrangement will remain in effect through at least February 29, 2016, and prior to such date, the Investment Adviser may not terminate this arrangement without the approval of the Board of Trustees. This management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

The Investment Adviser may waive a portion of its management fee from time to time and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds for 2014 is available in each Fund’s annual report dated October 31, 2014. A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds for 2015 will be available in the each Fund’s annual report dated October 31, 2015.

Distributor and Transfer Agent

Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Chicago, IL 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to the Institutional Shares and 0.19% of average daily net assets with respect to the Class A, Class C and Class IR Shares.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.

Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs

The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Advisers and/or certain of their affiliates are the managers of the Goldman Sachs Funds. The Investment Advisers and their affiliates earn fees from this and other relationships with the Funds. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, and Goldman Sachs would still receive significant compensation from the Funds even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs, and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may enter into transactions in which Goldman Sachs or its other clients have an adverse interest.

For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact the Funds. Transactions by one or more Goldman Sachs advised clients or the Investment Advisers may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Funds or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the SAI.

The Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions, in accordance with applicable law.

DISTRIBUTIONS

Each Fund pays distributions from its investment income and from net realized capital gains. You may choose to have distributions paid in:

•	Cash;

•	Additional shares of the same class of the Fund;

•	Shares of the same class from another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your account application. Any changes may be submitted in writing or via telephone, in some instances, to the Transfer Agent (either directly or through your Authorized Institution) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the applicable Fund. Distributions from net investment income and net capital gains, if any, are declared and paid annually for each Fund. If cash distributions are elected with respect to a Fund’s annual distributions from net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s annual distributions.

The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.

The Funds’ investments in foreign securities may be subject to foreign withholding taxes. Under certain circumstances, the Funds may elect to pass-through these taxes to you. If this election is made, a proportionate amount of such taxes will constitute a distribution to you, which would allow you either (i) to credit such proportionate amount of foreign taxes against your U.S. federal income tax liability or (ii) to take such amount as an itemized deduction.

From time to time a portion of a Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

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FINANCIAL HIGHLIGHTS

The financial tables are intended to help you understand the Surviving Fund’s financial performance for the past five years. Certain information reflects financial results for a single Surviving Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited, with the exception of the six-month period ended April 30, 2015, by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statement, is included in the Fund’s annual report (available upon request).

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2015 - A	$18.84	$0.09		$1.39	$1.48	$(0.27)
2015 - C	18.08	0.02		1.34	1.36	(0.16)
2015 - Institutional	19.42	0.12		1.44	1.56	(0.35)
2015 - Service	18.59	0.08		1.38	1.46	(0.26)
2015 - IR	19.36	0.12		1.42	1.54	(0.33)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	19.26	0.19		(0.28)	(0.09)	(0.33)
2014 - C	18.52	0.03		(0.25)	(0.22)	(0.22)
2014 - Institutional	19.82	0.27		(0.29)	(0.02)	(0.38)
2014 - Service	19.00	0.16		(0.27)	(0.11)	(0.30)
2014 - IR	19.77	0.23		(0.28)	(0.05)	(0.36)

2013 - A	15.18	0.16	(e)	4.04	4.20	(0.12)
2013 - C	14.65	0.04	(e)	3.88	3.92	(0.05)
2013 - Institutional	15.67	0.25	(e)	4.14	4.39	(0.24)
2013 - Service	15.04	0.14	(e)	3.99	4.13	(0.17)
2013 - IR	15.65	0.25	(e)	4.10	4.35	(0.23)

2012 - A	14.06	0.11		1.26	1.37	(0.25)
2012 - C	13.54	—	(f)	1.24	1.24	(0.13)
2012 - Institutional	14.53	0.17		1.29	1.46	(0.32)
2012 - Service	13.98	0.09		1.25	1.34	(0.28)
2012 - IR	14.50	0.14		1.30	1.44	(0.29)

2011 - A	14.62	0.08	(g)	(0.39)	(0.31)	(0.25)
2011 - C	14.10	(0.03	)(g)	(0.38)	(0.41)	(0.15)
2011 - Institutional	15.06	0.15	(g)	(0.38)	(0.23)	(0.30)
2011 - Service	14.53	0.06	(g)	(0.38)	(0.32)	(0.23)
2011 - IR	15.09	0.18	(g)	(0.47)	(0.29)	(0.30)

2010 - A	12.27	0.04	(h)	2.74	2.78	(0.43)
2010 - C	11.85	(0.05	)(h)	2.64	2.59	(0.34)
2010 - Institutional	12.62	0.10	(h)	2.81	2.91	(0.47)
2010 - Service	12.20	0.03	(h)	2.72	2.75	(0.42)
2010 - IR (Commenced August 31, 2010)	12.90	0.02	(h)	2.17	2.19	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.06 per share and 0.31% of average net assets.
(f)	Amount is less than $0.005 per share.
(g)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.16% of average net assets.
(h)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.10% of average net assets.

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$20.05	7.96%	$15,535	1.37	%(d)	1.81	%(d)	0.93	%(d)	42%
19.28	7.59	3,804	2.12	(d)	2.56	(d)	0.21	(d)	42
20.63	8.19	156,524	0.97	(d)	1.40	(d)	1.26	(d)	42
19.79	7.95	1,297	1.47	(d)	1.91	(d)	0.89	(d)	42
20.57	8.13	5,495	1.12	(d)	1.56	(d)	1.21	(d)	42

18.84	(0.48)	14,189	1.50		1.77		0.97		100
18.08	(1.19)	3,183	2.24		2.52		0.17		100
19.42	(0.06)	173,215	1.09		1.37		1.34		100
18.59	(0.57)	1,052	1.59		1.86		0.82		100
19.36	(0.23)	4,686	1.21		1.52		1.16		100

19.26	27.90	14,029	1.56		1.88		0.94	(e)	89
18.52	26.81	2,389	2.31		2.63		0.22	(e)	89
19.82	28.43	171,473	1.16		1.46		1.39	(e)	89
19.00	27.75	1,035	1.66		1.98		0.87	(e)	89
19.77	28.20	968	1.31		1.62		1.44	(e)	89

15.18	9.84	10,551	1.58		2.18		0.80		85
14.65	9.14	1,796	2.33		2.92		(0.01)		85
15.67	10.49	67,614	1.18		1.73		1.14		85
15.04	9.77	805	1.68		2.25		0.65		85
15.65	10.13	362	1.33		1.84		0.93		85

14.06	(1.97)	22,537	1.60		1.94		0.54	(g)	117
13.54	(2.68)	2,177	2.35		2.69		(0.23	)(g)	117
14.53	(1.59)	36,067	1.20		1.54		0.95	(g)	117
13.98	(2.05)	730	1.70		2.04		0.41	(g)	117
14.50	(1.72)	24	1.35		1.69		1.12	(g)	117

14.62	23.11	23,503	1.60		1.86		0.31	(h)	155
14.10	22.18	2,120	2.35		2.61		(0.43	)(h)	155
15.06	23.61	89,035	1.20		1.46		0.78	(h)	155
14.53	22.91	490	1.70		1.96		0.23	(h)	155
15.09	16.74	1	1.35	(d)	1.61	(d)	0.73	(d)(h)	155

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2015 - A	$10.03	$0.07		$0.83	$0.90	$(0.16)	$(0.10)	$(0.26)
2015 - C	9.76	0.04		0.80	0.84	(0.12)	(0.10)	(0.22)
2015 - Institutional	10.05	0.09		0.82	0.91	(0.20)	(0.10)	(0.30)
2015 - IR	10.01	0.09		0.82	0.91	(0.19)	(0.10)	(0.29)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	10.62	0.14		(0.34)	(0.20)	(0.32)	(0.07)	(0.39)
2014 - C	10.40	0.06		(0.33)	(0.27)	(0.30)	(0.07)	(0.37)
2014 - Institutional	10.62	0.17		(0.33)	(0.16)	(0.34)	(0.07)	(0.41)
2014 - IR	10.59	0.18		(0.35)	(0.17)	(0.34)	(0.07)	(0.41)

2013 - A	8.29	0.23		2.49	2.72	(0.39)	—	(0.39)
2013 - C	8.13	0.14		2.47	2.61	(0.34)	—	(0.34)
2013 - Institutional	8.30	0.26		2.50	2.76	(0.44)	—	(0.44)
2013 - IR	8.28	0.22		2.52	2.74	(0.43)	—	(0.43)

2012 - A	7.92	0.17		0.38	0.55	(0.18)	—	(0.18)
2012 - C	7.79	0.11		0.38	0.49	(0.15)	—	(0.15)
2012 - Institutional	7.94	0.20		0.38	0.58	(0.22)	—	(0.22)
2012 - IR	7.93	0.16		0.40	0.56	(0.21)	—	(0.21)

2011 - A	8.20	0.17		(0.21)	(0.04)	(0.24)	—	(0.24)
2011 - C	8.08	0.13		(0.23)	(0.10)	(0.19)	—	(0.19)
2011 - Institutional	8.21	0.20		(0.20)	—	(0.27)	—	(0.27)
2011 - IR	8.21	0.20		(0.21)	(0.01)	(0.27)	—	(0.27)

2010 - A	7.03	0.12	(e)	1.21	1.33	(0.16)	—	(0.16)
2010 - C	6.95	0.09	(e)	1.17	1.26	(0.13)	—	(0.13)
2010 - Institutional	7.04	0.16	(e)	1.19	1.35	(0.18)	—	(0.18)
2010 - IR (Commenced August 31, 2010)	7.00	0.03	(e)	1.18	1.21	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.19% of average net assets.

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.67	9.26%	$162,995	1.30	%(d)	1.40	%(d)	1.46	%(d)	61%
10.38	8.79	25,044	2.05	(d)	2.15	(d)	0.78	(d)	61
10.66	9.37	708,195	0.90	(d)	1.00	(d)	1.84	(d)	61
10.63	9.37	26,710	1.05	(d)	1.15	(d)	1.78	(d)	61

10.03	(1.94)	144,558	1.30		1.39		1.33		129
9.76	(2.71)	19,158	2.05		2.15		0.57		129
10.05	(1.54)	668,746	0.90		0.99		1.65		129
10.01	(1.68)	19,134	1.05		1.14		1.66		129

10.62	34.41	53,564	1.30		1.48		2.52		166
10.40	33.40	3,514	2.05		2.24		1.53		166
10.62	34.96	441,964	0.90		1.07		2.85		166
10.59	34.77	3,605	1.05		1.26		2.28		166

8.29	7.32	18,914	1.30		1.51		2.13		150
8.13	6.56	896	2.05		2.26		1.44		150
8.30	7.80	244,135	0.90		1.11		2.59		150
8.28	7.54	345	1.05		1.26		2.06		150

7.92	(0.68)	29,729	1.30		1.47		1.95		79
7.79	(1.39)	856	2.05		2.22		1.56		79
7.94	(0.16)	249,545	0.90		1.07		2.30		79
7.93	(0.33)	1,368	1.05		1.22		2.39		79

8.20	19.36	34,154	1.30		1.50		1.71	(e)	113
8.08	18.50	213	2.05		2.25		1.24	(e)	113
8.21	19.67	236,265	0.90		1.10		2.18	(e)	113
8.21	17.29	1	1.05	(d)	1.25	(d)	2.49	(d)(e)	113

EXPERTS

The financial highlights and financial statements of the Acquired Fund for the past three fiscal years are incorporated by reference into this Information Statement/Prospectus. The financial highlights and financial statements of the Acquired Fund have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this Information Statement/Prospectus. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

Interest of Certain Persons

Exhibit D to this Information Statement/Prospectus sets forth the persons who owned beneficially more than 5% of each Fund as of November 30, 2015.

Legal Matters

Certain legal matters concerning the issuance of shares of the Surviving Fund will be passed upon by Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036.

You can obtain more free information about each Fund from your Authorized Institution or

By calling: 1-800-526-7384

By writing to:

Goldman Sachs Funds

P.O. Box 06050

Chicago, IL 60606-6306

On the Internet: SEC EDGAR database – http://www.sec.gov.

The Funds’ statement of additional information and shareholder reports are available free of charge by using the contact information above or visiting the Fund’s website at: www.gsamfunds.com.

Annual and semi-annual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Fund’s investments. An annual report discusses market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed onscreen or downloaded from the SEC’s Internet site at http://www.sec.gov.

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

This Agreement and Plan of Reorganization is made as of February 5, 2016, by and between Goldman Sachs Trust, a Delaware statutory trust (“Goldman Sachs Trust”), on behalf of Goldman Sachs International Small Cap Fund (the “Acquired Fund”) and Goldman Sachs International Small Cap Insights Fund (the “Surviving Fund,” and together with the Acquired Fund, the “Funds”).

This agreement is intended to be and is adopted as a plan of reorganization and liquidation (the “Plan”) within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of substantially all of the assets of the Acquired Fund to the Surviving Fund in exchange solely for shares of beneficial interest of the Surviving Fund (“Surviving Fund Shares”) corresponding to the outstanding shares of beneficial interest of the Acquired Fund, the assumption by the Surviving Fund of all liabilities of the Acquired Fund, and the distribution of the Surviving Fund Shares to the applicable shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Funds are series of Goldman Sachs Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Board of Trustees of Goldman Sachs Trust (the “Board”) has determined that the exchange of substantially all of the assets of the Acquired Fund for Surviving Fund Shares and the assumption of all liabilities of the Acquired Fund by the Surviving Fund is in the best interests of the Funds and that the interests of the existing shareholders of the Funds would not be diluted as a result of this transaction; and

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Transfer of Assets of the Acquired Fund to the Surviving Fund in Exchange for Surviving Fund Shares, the Assumption of all of the Acquired Fund’s Liabilities and the Liquidation of the Acquired Fund

1.1. Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Surviving Fund, and the Surviving Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Surviving Fund Shares of the respective class set forth on Schedule A, determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Surviving Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (the “Closing Date”).

1.2. The assets of the Acquired Fund to be acquired by the Surviving Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, “Assets”).

1.3. The Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Surviving Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or

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contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to its respective shareholders of record, determined as of immediately after the close of business on the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis, the Surviving Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 and Schedule A, and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Surviving Fund Shares then credited to the account of the Acquired Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Surviving Fund Shares to be so credited to the applicable Acquired Fund Shareholders, shall be equal to the aggregate net asset value of the corresponding class of shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”) owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Surviving Fund shall not issue certificates representing the Surviving Fund Shares in connection with such exchange.

1.5. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund’s Transfer Agent, as defined in paragraph 3.3. Shares of the Surviving Fund will be issued in the manner described in the Surviving Fund’s current prospectus.

1.6. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“SEC”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date.

2. Valuation

2.1. The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by the Board.

2.2. The net asset value of a Surviving Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Surviving Fund’s then-current prospectus and statement of additional information and valuation procedures established by the Board.

2.3. The number of the Surviving Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Surviving Fund Share, determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by JPMorgan Chase Bank, N.A. (“JPMorgan”) in its capacity as administrator for the Acquired Fund.

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3. Closing and Closing Date

3.1. The Closing Date shall be on or about February 5, 2016 or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Plan (the “Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern time. The Closing shall be held at the offices of Goldman Sachs Asset Management, L.P. or at such other time and/or place as the parties may agree.

3.2. The Acquired Fund shall direct JPMorgan, as custodian for the Acquired Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that the Assets have been delivered in proper form to the Surviving Fund. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Surviving Fund, which Custodian also serves as the custodian for the Surviving Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Surviving Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Surviving Fund as of the Closing Date by book entry, in accordance with customary practices of the Custodian and the requirements of Section 17(f) and the rules thereunder, the Acquired Fund’s Assets. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

3.3. The Acquired Fund shall direct Goldman, Sachs & Co., in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Surviving Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Closing Date a confirmation evidencing that the appropriate number of Surviving Fund Shares will be credited to the Acquired Fund on the Closing Date, or provide other evidence satisfactory to the Acquired Fund as of the Closing Date that such Surviving Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Surviving Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Surviving Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board, accurate appraisal of the value of the net assets of the Acquired Fund or the Surviving Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. Representations and Warranties

4.1. Except as has been fully disclosed to the Surviving Fund in a written instrument executed by an officer, Goldman Sachs Trust, on behalf of the Acquired Fund, represents and warrants to the Surviving Fund, as follows:

(a)	The Acquired Fund is a series of Goldman Sachs Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)	Goldman Sachs Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940

3-A

Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”) have not been revoked or rescinded and are in full force and effect;

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act, and such as may be required by state securities laws;

(d)	The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)	On the Closing Date, Goldman Sachs Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, Goldman Sachs Trust, on behalf of the Surviving Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Surviving Fund;

(f)	The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of Goldman Sachs Trust’s Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Goldman Sachs Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Goldman Sachs Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)	All material contracts or other commitments of the Acquired Fund (other than this Plan and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)	Except as otherwise disclosed in writing to and accepted by Goldman Sachs Trust, on behalf of the Surviving Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Goldman Sachs Trust, on behalf of the Acquired Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Goldman Sachs Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated;

(i)	The Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, and Schedule of Investments of the Acquired Fund dated October 31, 2014 have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Surviving Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

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(j)	Since October 31, 2014, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)	On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)	For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m)	All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding and, subject to the qualifications set forth in the Goldman Sachs Trust’s Declaration of Trust, fully paid and non-assessable by Goldman Sachs Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(n)	The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board, on behalf of the Acquired Fund, and this Plan will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)	The information to be furnished by the Acquired Fund for use in registration statements, information statements and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)

The combined information statement and prospectus (“Information Statement”) to be included in the Registration Statement referred to in paragraph 5.5, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement on Form N-14 (“Registration Statement”)

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and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Surviving Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of Goldman Sachs Trust, Goldman Sachs Trust, on behalf of the Surviving Fund, represents and warrants to the Acquired Fund, as follows:

(a)	The Surviving Fund is a series of Goldman Sachs Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)	Goldman Sachs Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act, and the registration of the Surviving Fund Shares under the 1933 Act have not been revoked or rescinded and are in full force and effect;

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Surviving Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required by state securities laws;

(d)	The current prospectus and statement of additional information of the Surviving Fund and each prospectus and statement of additional information of the Surviving Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)	On the Closing Date, Goldman Sachs Trust, on behalf of the Surviving Fund, will have good and marketable title to the Surviving Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f)	The Surviving Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of Goldman Sachs Trust’s Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Goldman Sachs Trust, on behalf of the Surviving Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Goldman Sachs Trust, on behalf of the Surviving Fund, is a party or by which it is bound;

(g)

Except as otherwise disclosed in writing to and accepted by Goldman Sachs Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Surviving Fund’s knowledge, threatened against Goldman Sachs Trust, on behalf of the Surviving Fund, or any of the Surviving Fund’s properties or assets that, if adversely determined, would materially and adversely affect the

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Surviving Fund’s financial condition or the conduct of its business. Goldman Sachs Trust, on behalf of the Surviving Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Surviving Fund’s business or its ability to consummate the transactions herein contemplated;

(h)	All issued and outstanding Surviving Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding and, subject to the qualifications set forth in the Goldman Sachs Trust’s Declaration of Trust, fully paid and non-assessable by Goldman Sachs Trust and will have been offered in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund Shares, nor is there outstanding any security convertible into any Surviving Fund Shares;

(i)	The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board, on behalf of the Surviving Fund, and this Plan will constitute a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(j)	The Surviving Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Surviving Fund Shares, and, subject to the qualifications set forth in the Goldman Sachs Trust’s Declaration of Trust, will be fully paid and non-assessable by the Surviving Fund;

(k)	On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Surviving Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Surviving Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)	For each taxable year of its operation (including the taxable year that includes the Closing Date), the Surviving Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date.

(m)	The information to be furnished by the Surviving Fund for use in the registration statements, information statements and other documents that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(n)

The Information Statement to be included in the Registration Statement (and any amendment or supplement thereto), insofar as it relates to the Surviving Fund and the Surviving Fund Shares, will, from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and

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warranties of this subparagraph (n) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5. Covenants of the Surviving Fund and the Acquired Fund

5.1. The Surviving Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. The Acquired Fund covenants that the Surviving Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.3. The Acquired Fund will assist the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.4. Subject to the provisions of this Plan, the Surviving Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.5. The Acquired Fund has provided the Surviving Fund with information reasonably necessary for the preparation of the Information Statement (referred to in subparagraph 4.1(p)) to be included in a Registration Statement on Form N-14, in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.6. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Surviving Fund Shares received at the Closing.

5.7. The Surviving Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.8. Goldman Sachs Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Surviving Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as Goldman Sachs Trust, on behalf of the Surviving Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Goldman Sachs Trust’s, on behalf of the Acquired Fund, title to and possession of the Surviving Fund Shares to be delivered hereunder, and (b) Goldman Sachs Trust’s, on behalf of the Surviving Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Plan.

5.9. The Surviving Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. Conditions Precedent to Obligations of the Acquired Fund

The obligations of Goldman Sachs Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at Goldman Sachs Trust’s election, to the performance by Goldman Sachs Trust, on behalf of the Surviving Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

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6.1. All representations and warranties of Goldman Sachs Trust, on behalf of the Surviving Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. Goldman Sachs Trust, on behalf of the Surviving Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Surviving Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of Goldman Sachs Trust, on behalf of the Surviving Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as Goldman Sachs Trust shall reasonably request;

6.3. Goldman Sachs Trust, on behalf of the Surviving Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by Goldman Sachs Trust, on behalf of the Surviving Fund, on or before the Closing Date; and

6.4. The Acquired Fund and the Surviving Fund shall have agreed on the number of full and fractional Surviving Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. Conditions Precedent to Obligations of the Surviving Fund

The obligations of Goldman Sachs Trust, on behalf of the Surviving Fund, to complete the transactions provided for herein shall be subject, at Goldman Sachs Trust’s election, to the performance by Goldman Sachs Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of Goldman Sachs Trust, on behalf of the Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. Goldman Sachs Trust, on behalf of the Acquired Fund, shall have delivered to the Surviving Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund;

7.3. Goldman Sachs Trust, on behalf of the Acquired Fund, shall have delivered to the Surviving Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Surviving Fund and dated as of the Closing Date, to the effect that the representations and warranties of Goldman Sachs Trust, on behalf of the Acquired Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as Goldman Sachs Trust shall reasonably request;

7.4. Goldman Sachs Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by Goldman Sachs Trust, on behalf of the Acquired Fund, on or before the Closing Date;

7.5. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

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7.6. The Acquired Fund and the Surviving Fund shall have agreed on the number of full and fractional Surviving Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. Further Conditions Precedent to Obligations of the Surviving Fund and the Acquired Fund

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Goldman Sachs Trust, on behalf of the Acquired Fund, or Goldman Sachs Trust, on behalf of the Surviving Fund, the other party to this Plan (or in the case of Paragraph 8.1, either party to this Plan) shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1. On the Closing Date no action, suit or other proceeding shall be pending or, to either party’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.2. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by each party to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.3. The Registration Statement (and the Information Statement included therein) shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.4. The parties shall have received the opinion of counsel to the parties substantially to the effect that based upon certain facts, assumptions, and representations, the transactions contemplated by this Plan shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the parties of representations it shall request of the parties. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this paragraph 8.4.

9. Indemnification

9.1. Goldman Sachs Trust, out of the Surviving Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Surviving Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

9.2. Goldman Sachs Trust, out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Surviving Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Surviving Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

10. Brokerage Fees and Expenses

10.1. The Surviving Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the Reorganization.

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10.2. The expenses relating to the proposed Reorganization will be borne by Goldman Sachs Asset Management, L.P. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation, printing and distributing the Registration Statement and Information Statement, legal fees, accounting fees, securities registration fees and brokerage costs, trading taxes and other transaction costs associated with portfolio adjustments. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11. Entire Agreement; Survival of Warranties

11.1. Each party to this agreement agrees that it has not made any representation, warranty or covenant, not set forth herein, and that this Plan constitutes the entire agreement between the parties.

11.2. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Surviving Fund in Sections 9.1 and 9.2 shall survive the Closing.

12. Termination

This Plan may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

13. Amendments

This Plan may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Goldman Sachs Trust, on behalf of the Funds.

14. Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Funds, 200 West Street, New York, New York 10282, Attn: Caroline L. Kraus, Esq., Secretary, in each case with a copy to Dechert LLP, One International Place, 40th Floor, 100 Oliver Street, Boston, Massachusetts 02110-2605, Attn: Geoffrey R.T. Kenyon, Esq.

15. Headings; Governing Law; Assignment; Limitation of Liability

15.1. The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

15.2. This Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

15.3. This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan. Except as expressly provided otherwise in this Plan, the parties hereto will bear the expenses relating to the Reorganization as set forth in Section 10.2 as mutually agreed upon.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the date above first written.

GOLDMAN SACHS TRUST	GOLDMAN SACHS TRUST
On behalf of the Surviving Fund:	On behalf of the Acquired Fund:
Goldman Sachs International Small Cap Insights Fund	Goldman Sachs International Small Cap Fund

By:	By:
Name:	Name:
Title:	Title:

Goldman Sachs Asset Management, L.P. agrees to the provisions set forth in Sections 10.2 and 15.3 of this Plan.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:
Name:
Title:

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Schedule A

International Small Cap Fund (Acquired Fund)		International Small Cap Insights Fund (Surviving Fund)
Class A	→	Class A
Class C	→	Class C
Service*	→	Class A
Institutional	→	Institutional
Class IR	→	Class IR
Class R6

*	The Acquired Fund does not offer Class R6 Shares. The Surviving Fund does not offer Service Shares. The Acquired Fund’s Service Class shareholders will receive Class A Shares of the Surviving Fund.

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Exhibit B

GSAM’S QUANTITIATIVE INVESTMENT PHILOSOPHY AND ADDITIONAL INFORMATION ON PORTFOLIO RISKS, SECURITIES AND TECHNIQUES

GSAM’s Quantitative Investment Philosophy

GSAM’s quantitative style of fund management emphasizes the three building blocks of active management: fundamentally-based stock and country/currency selection, careful portfolio construction and efficient implementation.

Step 1: Stock Selection

Stock Selection. The Investment Adviser then attempts to forecast expected returns on over 10,000 stocks globally on a daily basis using proprietary models developed by the Quantitative Investment Strategies (“QIS”) team. These models are based on certain investment themes, including, among others, Momentum, Valuation and Profitability. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

Step 2: Portfolio Construction

The Investment Adviser then seeks to manage risk by maintaining characteristics such as size to be similar to those of the applicable benchmark adjusted for the Investment Adviser’s country views where applicable, and by limiting the size of individual stock positions. The Investment Adviser also seeks to maximize expected excess returns by overweighting stocks with positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights. The Investment Adviser uses a computer optimizer to evaluate many different security combinations (and consider many possible weightings) in an effort to construct the most efficient portfolio given the Fund’s benchmark.

Step 3: Efficient Implementation

The portfolio management team considers transaction costs at various steps of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the return model. The team takes into account expected execution costs and evaluates multiple trading options.

The Fund’s stock selection process relies on quantitative techniques and a qualitative overlay. As a result of the qualitative overlay, the Fund’s investments may not correspond to those generated by the Investment Adviser’s proprietary models. The Fund may invest in stocks, currencies and countries other than those generated by the Investment Adviser’s proprietary models, at the discretion of the Investment Adviser. In addition, the Investment Adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques based on the Investment Adviser’s proprietary research.

Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Fund will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in REITs, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, other investment companies (including ETFs), warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to

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general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility. To the extent the Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in this Prospectus.

To the extent the Fund invests in pooled investment vehicles (including investment companies and ETFs), partnerships and REITs, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund invests therein.

To the extent that the Fund invests in fixed income securities, the Fund will also be subject to the risks associated with its fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities such as securities backed by car loans.

A rising interest rate environment could cause the value of the Fund’s fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair the Fund’s ability to achieve its investment objective.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

The Fund may, from time to time, enter into arrangements with certain brokers or other counterparties that require the segregation of collateral. For operational, cost or other reasons, when setting up arrangements relating to the execution/clearing of trades, the Fund may choose to select a segregation model which may not be the most protective option available in the case of a default by a broker or counterparty.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

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B. Other Portfolio Risks

Risks of Investing in Mid-Capitalization and Small-Capitalization Companies. The Fund may, to the extent consistent with its investment policies, invest in mid- and small-capitalization companies. Investments in mid- and small-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Mid- and small- capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Mid- and small-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Mid- and small-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small- and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Fund will make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more

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limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.

Concentration of the Fund’s assets in one or a few countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Sovereign Debt. Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Emerging Countries. The Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities

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or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.

The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund

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may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Fund’s currency exposure in emerging countries may not be covered by those techniques.

Foreign Custody Risk. With respect to the Fund’s investments in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risks of Derivative Investments. The Fund may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. Losses may also arise if the Fund receives cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge portfolio risks. Investing for nonhedging purposes presents greater risk of loss.

Risks of Equity Swap Transactions. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on a particular predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

Equity swaps may be structured in different ways. For example, when the Fund takes a long position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock (or group of stocks). Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the

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interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock (or group of stocks), as adjusted for interest payments or other economic factors.

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the Investment Adviser may be able to terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to the Fund’s accrued obligations under the swap.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, or the creditworthiness of the counterparty, the Fund may suffer a loss, which may be substantial.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at approximately the price at which the Fund values the investment. Illiquid securities, in which the Fund may invest, include:

•	Both domestic and foreign securities that are not readily marketable

•	Certain stripped mortgage-backed securities

•	Repurchase agreements and time deposits with a notice or demand period of more than seven days

•	Certain over-the-counter options

•	Certain structured securities and swap transactions

•	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments purchased by the Fund, particularly debt securities and over-the-counter traded instruments, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the instruments.

If one or more securities in the Fund’s portfolio become illiquid, the Fund may exceed its 15% limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15% of the Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

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In cases where no clear indication of the value of the Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How To Buy Shares—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Fund may include U.S. Government Securities (including zero coupon bonds) and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

The Fund also has a credit rating requirement for the securities it buys, which is applied at the time of purchase. For this purpose, the Fund relies only on the ratings of the following NRSROs: Standard & Poor’s, Moody’s and Fitch, Inc. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements.

Debt securities rated BBB– or higher by Standard & Poor’s or Baa3 or higher by Moody’s or having a comparable credit rating by another NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. Therefore, a security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies the Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of the Fund and its shareholders.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest up to 100% of its total assets in:

•	U.S. Government Securities

•	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable credit rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)

•	Certificates of deposit

•	Bankers’ acceptances

•	Repurchase agreements

•	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

•	ETFs

•	Other investment companies

•	Cash items

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When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

Foreign Currency Transactions. The Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Fund may also enter into such transactions to seek to increase total return, which presents additional risk.

The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

The Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

The Fund is not required to post cash collateral with its non-U.S. counterparties in certain foreign currency transactions. Accordingly, the Fund may remain more fully invested (and more of the Fund’s assets may be

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subject to investment and market risk) than if it was required to post collateral with its counterparties (which is the case with U.S. counterparties). Because the Fund’s non-U.S. counterparties are not required to post cash collateral with the Fund, the Fund will be subject to additional counterparty risk.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging the Fund’s investment so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities are considered hybrid instruments because they are derivative investments the value of which depends on, or is derived from or linked to, the value of an underlying asset, interest rate index or commodity. Commodity-linked notes are hybrid instruments because the principal and/or interest payments on these notes is linked to the value of individual commodities, futures contracts or the performance of one or more commodity indices.

Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that

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assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on U.S. exchanges or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options and Swaps on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Fund may engage in futures transactions on U.S. exchanges and foreign exchanges.

The Fund may purchase and sell futures contracts, purchase and write call and put options on futures contracts, and enter into swaps on futures contracts in order to seek to increase total return or to hedge against changes in securities prices or currency exchange rates. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and related options and swaps present the following risks:

•	While the Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, or options transactions or swaps.

•	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.

•	The loss incurred by the Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.

•	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.

•	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.

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•	Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

•	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps, Currency Swaps and Index Swaps. The Fund may invest in equity swaps, currency swaps and index swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for another payment stream. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Index swaps allow one party or both parties to a swap agreement to receive one or more payments based off of the return, performance or volatility of an index or of certain securities which comprise the index. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified areas.

The value of swaps can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, or the creditworthiness of the counterparty, the Fund may suffer a loss, which may be substantial. The value of some components of a swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, swaps may be illiquid, and the Fund may be unable to terminate its obligations when desired.

Currently, certain standardized swap transactions are subject to mandatory central clearing. Although central clearing is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing does not eliminate counterparty risk or illiquidity risk entirely.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must identify on its books liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees that furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The collateral may consist of any type of security (government or corporate) of any or no credit rating. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks.

If the other party or “seller” defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

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The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, State Street or their affiliates and from which the Investment Adviser, State Street or their affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Preferred Stock, Warrants and Stock Purchase Rights. The Fund may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. The Fund may invest in securities of other investment companies, including ETFs, subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively-managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their

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NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. The Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations; Bank Obligations; Convertible Securities. The Fund may invest in corporate debt obligations, bank obligations and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and

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credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due, or will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets (including the amount borrowed or received) for temporary or emergency purposes. The Fund generally may not make additional investments if borrowings exceed 5% of its net assets.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated, which may affect the market value and liquidity of the security. If this occurs, the Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Asset Segregation. As an investment company registered with the SEC, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, the Fund must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, the Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. The Fund reserves the right to modify its asset segregation policies in the future in their discretion, consistent with the 1940 Act and SEC or SEC-staff guidance. By identifying assets equal to only their net obligations under certain instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to identify assets equal to the full notional amount of the instrument.

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Exhibit C

SHAREHOLDER GUIDE

HOW TO BUY SHARES

Shares Offering

Shares of the Fund are continuously offered through the Distributor. Certain Authorized Institutions designated by the Fund may be authorized to accept, on behalf of the Fund, purchase and exchange orders and redemption requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders.

The Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

How Can I Purchase Shares Of The Fund?

You may purchase shares of the Fund through certain Authorized Institutions. In order to make an initial investment in the Fund you must furnish to your Authorized Institution the information in the account application.

The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Authorized Institution to discuss which share class option is right for you.

Note: Authorized Institutions may receive different compensation for selling different class shares.

To open an account, contact your Authorized Institution. Customers of certain Authorized Institutions will normally give their purchase instructions to the Authorized Institution, and the Authorized Institution will, in turn, place purchase orders with Goldman Sachs. Authorized Institutions will set times by which purchase orders and payments must be received by them from their customers.

For purchases by check, the Fund will not accept checks drawn on foreign banks, third party checks, temporary checks, or cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, the Fund may accept cashier’s checks or official bank checks.

Class IR Shares are not sold directly to the public. Instead, Class IR Shares generally are available only to Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, non-qualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Such an Employee Benefit Plan must purchase Class IR Shares through a plan level or omnibus account. Class IR Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by an Authorized Institution and that is approved by Goldman Sachs (“Eligible Fee-Based Program”). Class IR Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs and SARSEPs; except that Class IR Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee Based Program.

Employee Benefit Plans generally may open an account and purchase Class IR Shares through Authorized Institutions, financial planners, Employee Benefit Plan administrators and other financial intermediaries. Class IR Shares may not be available through certain Authorized Institutions. Additional shares may be purchased through an Employee Benefit Plan’s administrator or record-keeper.

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What Is My Minimum Investment In The Fund?

For each of your accounts investing in Class A or Class C Shares, the following investment minimums must be met:

	Initial	Additional*
Regular Accounts	$1,000	$50
Employee Benefit Plans	No Minimum	No Minimum
Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50
Individual Retirement Accounts and Coverdell ESAs	$250	$50
Automatic Investment Plan Accounts	$250	$50

*	No minimum additional investment requirements are imposed with respect to investors trading through Authorized Institutions who aggregate shares in omnibus or similar accounts (e.g., employee benefit plan accounts, wrap program accounts or traditional brokerage house accounts). A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.

For Institutional Shares, the minimum initial investment is $1,000,000 for individual or Institutional Investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates, except that no initial minimum will be imposed on (i) Employee Benefit Plans that hold their Institutional Shares through plan-level or omnibus accounts; or (ii) investment advisers investing for accounts for which they receive asset-based fees where the investment adviser or its Authorized Institution purchases Institutional Shares through an omnibus account. For this purpose, “Institutional Investors” shall include “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

No minimum amount is required for initial purchases in Class IR Shares or additional investments in Institutional or Class IR Shares.

The minimum investment requirement for Class A, Class C and Institutional Shares may be waived for: (i) Goldman Sachs, its affiliates (including Goldman Sachs Trust (the “Trust”)) or their respective Trustees, officers, partners, directors or employees (including retired employees and former partners), as well as certain individuals related to such investors, including spouses or domestic partners, minor children including those of their domestic partners, other family members residing in the same household, and/or financial dependents, provided that all of the above are designated as such with an Authorized Institution or the Fund’s Transfer Agent; (ii) advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); (iii) certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and (iv) other investors at the discretion of the Trust’s officers. No minimum amount is required for additional investments in such accounts.

What Should I Know When I Purchase Shares Through An Authorized Institution?

If shares of the Fund are held in an account maintained and serviced by your Authorized Institution, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Authorized Institution, and not by the Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact your Authorized Institution to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares from an account with one Authorized Institution to an account with another Authorized Institution involves special procedures and may require you to obtain historical purchase information about the

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shares in the account from your Authorized Institution. If your Authorized Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Institution, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Certain Authorized Institutions may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

•	The Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Institution on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.

•	Authorized Institutions are responsible for transmitting accepted orders to the Fund within the time period agreed upon by them.

You should contact your Authorized Institution to learn whether it is authorized to accept orders for the Trust. Authorized Institutions that invest in shares on behalf of their customers may charge fees directly to their customer accounts in connection with their investments. You should contact your Authorized Institution for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Institutions to promote the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. The payments are in addition to the distribution and service fees, service fees and shareholder administration fees and sales charges described in this Prospectus. Such payments are intended to compensate Authorized Institutions for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Authorized Institutions; access to the Authorized Institutions’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Fund, may also compensate Authorized Institutions for sub-accounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Authorized Institutions. In addition, certain Authorized Institutions may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Authorized Institution may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Authorized Institution may differ for different Authorized Institutions. The presence of these payments, receipt of these services and the basis on which an Authorized Institution compensates its registered representatives or salespersons may create an incentive for a particular Authorized Institution, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Authorized Institution for more information about the payments it receives and any potential conflicts of interest.

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What Else Should I Know About Share Purchases?

The Trust reserves the right to:

•	Refuse to open an account or require an Authorized Institution to refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

•	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of the Fund.

•	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Investment Adviser.

•	Provide for, modify or waive the minimum investment requirements.

•	Modify the manner in which shares are offered.

•	Modify the sales charge rate applicable to future purchases of shares.

Shares of the Fund are only registered for sale in the United States and certain of its territories. Generally, shares of the Fund will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).

The Fund may allow you to purchase shares with securities instead of cash if consistent with the Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law.

Customer Identification Program. Federal law requires the Fund to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. Throughout the life of your account, the Fund may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund is unable to verify an investor’s identity or obtain all required information. The Fund and its agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the Customer Identification Program.

How Are Shares Priced?

The price you pay when you buy shares is the Fund’s next determined NAV for a share class (as adjusted for any applicable sales charge) after the Fund receives your order in proper form. The price you receive when you sell

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shares is the Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charges (e.g., CDSCs) after the Fund receives your order in proper form. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class

The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under valuation procedures established by the Board of Trustees. Cases where there is no clear indication of the value of the Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source.

To the extent the Fund invests in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for the Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

•	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.

•	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

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•	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call the appropriate phone number located on the back cover of this Prospectus.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?

The offering price of Class A Shares of the Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Institutions for Class A Shares of the Fund are as follows:

Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price		Sales Charge as Percentage of Net Amount Invested		Maximum Dealer Allowance as Percentage of Offering Price*
Less than $50,000	5.50%		5.82%		5.00%
$50,000 up to (but less than) $100,000	4.75		4.99		4.00
$100,000 up to (but less than) $250,000	3.75		3.90		3.00
$250,000 up to (but less than) $500,000	2.75		2.83		2.25
$500,000 up to (but less than) $1 million	2.00		2.04		1.75
$1 million or more	0.00	**	0.00	**	*	**

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be reallowed to Authorized Institutions. Authorized Institutions to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the Securities Act.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months. For more information about Class A Shares’ CDSCs, please see “What Else Do I Need to Know About Class A Shares’ CDSC?” below.
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The Distributor may pay a one-time commission to Authorized Institutions who initiate or are responsible for purchases of $1 million or more of shares of the Fund equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where this one-time commission is not paid to a particular Authorized Institution (including Goldman Sachs’ Private Wealth Management Unit), the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Institutions who initiate or are responsible for purchases by Employee Benefit Plans investing in the Fund which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or

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$1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Institutions will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months.

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in this Prospectus due to rounding calculations.

As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Class A Shares Be Reduced?”, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, your Authorized Institution must notify the Fund’s Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i)	Information or records regarding shares of the Fund or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at all Authorized Institutions; or

(ii)	Information or records regarding shares of the Fund or other Goldman Sachs Funds held at any Authorized Institution by related parties of the shareholder, such as members of the same family or household.

What Else Do I Need To Know About Class A Shares’ CDSC?

Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the beginning of the month in which the purchase was made, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Institution agrees with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?

Class A Shares of the Fund may be sold at NAV without payment of any sales charge to the following individuals and entities:

•	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;

•	Qualified employee benefit plans of Goldman Sachs;

•	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;

•	Any employee or registered representative of any Authorized Institution (or such Authorized Institutions’ affiliates and subsidiaries) or their respective spouses, children and parents;

•	Banks, trust companies or other types of depository institutions;

•	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of the Fund;

•	Employee Benefit Plans other than Employee Benefit Plans that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed. Under such circumstances, Plans will be assessed sales charges as described further in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares;”

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•	Investors who purchase Class A Shares through an omnibus account sponsored by an Authorized Institution that has an agreement with the Distributor covering such investors to offer Class A Shares without charging an initial sales charge;

•	Insurance company separate accounts that make the Fund available as an underlying investment in certain group annuity contracts;

•	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;

•	Investment advisers investing for accounts for which they receive asset-based fees;

•	Accounts over which GSAM or its advisory affiliates have investment discretion;

•	Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;

•	State sponsored 529 college savings plans;

•	Investors that purchase Class A Shares through the GS Retirement Plan Plus and Goldman Sachs 401(k) Programs; or

•	Former shareholders of certain funds who (i) received shares of a Goldman Sachs Fund in connection with a reorganization of an acquired fund into a Goldman Sachs Fund, (ii) had previously qualified for purchases of Class A shares of the acquired funds without the imposition of a sales load under the guidelines of the applicable acquired fund family, and (iii) as of August 24, 2012 held their Goldman Sachs Fund shares directly with the Goldman Sachs Funds’ Transfer Agent, as long as they continue to hold the shares directly at the Transfer Agent.

You must certify eligibility for any of the above exemptions on your account application and notify your Authorized Institution and the Fund if you no longer are eligible for the exemption.

The fund will grant you an exemption subject to confirmation of your eligibility by your Authorized Institution. You may be charged a fee by your Authorized Institution.

How Can The Sales Charge On Class A Shares Be Reduced?

Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A and/or Class C Shares, plus new purchases, reaches $50,000 or more. Class A and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. If the Fund’s Transfer Agent is properly notified, the “Amount of Purchase” in the chart in the section “What Is The Offering Price of Class A Shares?” will be deemed to include all Class A and/or Class C Shares of the Goldman Sachs Funds that were held at the time of purchase by any of the following persons: (i) you, your spouse, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A and/or Class C Shares held at an Authorized Institution other than the one handling your current purchase. For purposes of applying the Right of Accumulation, shares of the Fund and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A and/or Class C Shares of the Fund and Class A and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining

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whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Authorized Institution must notify the Fund’s Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your Authorized Institution at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the benefit of a reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records.

In some circumstances, other Class A and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all Class A and/or Class C Shares currently held will be valued at their current market value.

Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $50,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. Purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge if the Statement of Intention is not met. You must, however, inform the Transfer Agent (either directly or through your Authorized Institution) that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention. The SAI has more information about the Statement of Intention, which you should read carefully.

A COMMON QUESTION APPLICABLE TO THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?

You may purchase Class C Shares of the Fund at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third party administrator. No CDSC is imposed in connection with an exchange of Class C Shares at the time of such exchange. When Class C Shares are exchanged for Class C Shares of another fund, the period of time that such shares will be subject to a CDSC (if any) will be measured as of the date of the original purchase. With respect to such shares held by Employee Benefit Plans, the CDSC may be imposed on the plan sponsor or third party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Fund in connection with the sale of Class C Shares, including the payment of compensation to Authorized Institutions. A commission equal to 1% of the amount invested is normally paid by the Distributor to Authorized Institutions.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A AND C SHARES

What Else Do I Need To Know About The CDSC On Class A Or C Shares?

•	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

•	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.

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•	No CDSC is charged on the per share appreciation of your account over the initial purchase price.

•	When counting the number of months since a purchase of Class A or Class C Shares was made, all purchases made during a month will be combined and considered to have been made on the first day of that month.

•	To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?

The CDSC on Class A and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

•	Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;

•	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;

•	The separation from service by a participant or beneficiary in an Employee Benefit Plan;

•	Excess contributions distributed from an Employee Benefit Plan;

•	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to an IRA in the same share class of a Goldman Sachs Fund;

•	The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder, participant or beneficiary in an Employee Benefit Plan;

•	Satisfying the minimum distribution requirements of the Code;

•	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;

•	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;

•	A systematic withdrawal plan. The Fund reserves the right to limit such redemptions, on an annual basis, to 12% of the value of your Class C Shares and 10% of the value of your Class A Shares;

•	Redemptions or exchanges of Fund shares held through an Employee Benefit Plan using the Fund as part of a qualified default investment alternative or “QDIA;” or

•	Other redemptions, at the discretion of the Trust’s officers, relating to shares purchased through Employee Benefit Plans.

HOW TO SELL SHARES

How Can I Sell Shares Of The Fund?

Generally, Shares may be sold (redeemed) through your Authorized Institution. Customers of an Authorized Institution will normally give their redemption instructions to the Authorized Institution, and the Authorized Institution will, in turn, place redemption orders with the Fund. Redemptions may be requested by electronic trading platform (through your Authorized Institution), in writing or by telephone (unless the Authorized Institution opts out of the telephone redemption privilege on the account application). The Fund will generally redeem its Shares upon request on any business day when the Fund is open at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You should contact your Authorized Institution to discuss redemptions and redemption proceeds. Certain Authorized Institutions are authorized to accept redemption requests on behalf of the Fund as described under “How to Buy Shares—Shares Offering.” The Fund may transfer redemption proceeds to an account with your Authorized Institution. In the alternative, your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).

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Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person with a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions. Other restrictions may apply in these situations.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?

A Medallion signature guarantee may be required if:

•	A request is made in writing to redeem Class A, Class C or Class IR Shares in an amount over $50,000 via check;

•	You would like the redemption proceeds sent to an address that is not your address of record; or

•	You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and Boston Financial Data Services, Inc. (“BFDS”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

•	Telephone requests are recorded.

•	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).

•	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.

•	The telephone redemption option does not apply to shares held in an account maintained and serviced by your Authorized Institution. If your Shares are held in an account with an Authorized Institution, you should contact your registered representative of record, who may make telephone redemptions on your behalf.

•	The telephone redemption option may be modified or terminated at any time without prior notice.

•	The Fund may redeem via check up to $50,000 in Class A, Class C and Class IR Shares requested via telephone.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

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How Are Redemption Proceeds Paid?

By Wire: You may arrange for your redemption proceeds to be paid as federal funds to an account with your Authorized Institution or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Authorized Institution. The following general policies govern wiring redemption proceeds:

•	Redemption proceeds will normally be paid in federal funds, between one and three business days following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.

•	Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”) if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.

•	If you are selling shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.

•	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.

•	To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.

•	None of the Trust, Investment Adviser or Goldman Sachs assumes any responsibility for the performance of your bank or any other financial intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or such financial intermediary.

By Check: You may elect to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request, except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check or ACH, the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?

The following generally applies to redemption requests:

•	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

•	Authorized Institutions are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Authorized Institutions may set times by which they must receive redemption requests. Authorized Institutions may also require additional documentation from you.

The Trust reserves the right to:

•	Redeem your shares in the event your Authorized Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Institution with a relationship with Goldman Sachs or in the event that the Fund is no longer an option in your Employee Benefit Plan or no longer available through your Eligible Fee-Based Program.

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•	Redeem your shares if your account balance is below the required Fund minimum. The Fund will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.

•	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.

•	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

•	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.

•	Charge an additional fee in the event a redemption is made via wire transfer.

None of the Trust, the Investment Adviser or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?

You may redeem shares of the Fund and reinvest a portion or all of the redemption proceeds in the same share class of another Goldman Sachs Fund at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You should obtain and read the applicable prospectuses before investing in any other Goldman Sachs Funds.

You may reinvest redemption proceeds as follows:

•	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares of another Goldman Sachs Fund as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption.

•	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.

•	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?

You may exchange shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC, if applicable, at the time of exchange for certain shares of another Goldman Sachs Fund.

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Redemption (including by exchange) of certain Goldman Sachs Funds offered in other prospectuses may, however, be subject to a redemption fee for shares that are held for either 30 or 60 days or less, subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice. You should contact your Authorized Institution to arrange for exchanges of shares of the Fund for shares of another Goldman Sachs Fund.

You should keep in mind the following factors when making or considering an exchange:

•	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.

•	Currently, the Fund does not impose any charge for exchanges, although the Fund may impose a charge in the future.

•	The exchanged shares of the new Goldman Sachs Fund may later be exchanged for shares of the same class of the original Fund held at the next determined NAV without the imposition of an initial sales charge or CDSC (but subject to any applicable redemption fee). However, if additional shares of the new Goldman Sachs Fund were purchased after the initial exchange, and that Fund’s shares do not impose a sales charge or CDSC, then the applicable sales charge or CDSC of the original Fund’s shares will be imposed upon the exchange of those shares.

•	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. However, for purposes of determining the amount of CDSC applicable to the shares acquired in the exchange, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC, and the amount and terms of the CDSC will be those applicable to the original shares acquired and will not be affected by a subsequent exchange.

•	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, contact your Authorized Institution.

•	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Fund need not meet the traditional minimum investment requirements for that Fund if the entire balance of the original Fund account is exchanged.

•	Exchanges are available only in states where exchanges may be legally made.

•	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.

•	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

•	Normally, a telephone exchange will be made only to an identically registered account.

•	Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.

Exchanges into the Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. Exchanges within Employee Benefit Plan accounts will not result in capital gains or loss for federal or state income tax purposes. You should consult your tax adviser concerning the tax consequences of an exchange.

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SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?

You may be able to make automatic investments in Class A and Class C Shares through your bank via ACH transfer or via bank draft each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available online at www.gsamfunds.com and from your Authorized Institution, or you may check the appropriate box on the account application.

Can My Distributions From The Fund Be Invested In Other Goldman Sachs Funds?

You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.

•	Shares will be purchased at NAV.

•	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.

•	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.

•	You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?

You may elect to exchange automatically a specified dollar amount of Class A or Class C Shares of the Fund for shares of the same class of other Goldman Sachs funds.

•	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.

•	You may elect to exchange into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.

•	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.

•	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.

•	Minimum dollar amount: $50 per month.

•	You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.

•	You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.

•	An exchange is considered a redemption and a purchase and therefore may be a taxable transaction.

Can I Have Systematic Withdrawals Made On A Regular Basis?

You may redeem from your Class A or Class C Share account systematically via check or ACH transfer in any amount of $50 or more.

•	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A or Class C Shares because of the sales charges that are imposed on certain purchases of Class A Shares and because of the CDSCs that are imposed on certain redemptions of Class A and Class C Shares.

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•	Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date between, and including, the 3rd and 26th of the month.

•	Each systematic withdrawal is a redemption and therefore may be a taxable transaction.

•	The CDSC applicable to Class A or Class C Shares redeemed under the systematic withdrawal plan may be waived. The Fund reserves the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class C Shares and 10% of the value of your Class A Shares.

What Types Of Reports Will I Be Sent Regarding My Investment?

Authorized Institutions are responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in this Prospectus to their customers for such services.

You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement if you invest in Class A, Class C or Class IR Shares and a monthly account statement if you invest in Institutional Shares. If your account is held through your Authorized Institution, you will receive this information from your Authorized Institution.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your Authorized Institution or Goldman Sachs Funds at the appropriate phone number found on the back cover of this Prospectus. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Authorized Institution, please contact the Authorized Institution to revoke your consent.

DISTRIBUTION AND SERVICE FEES

What Are The Different Distribution And/Or Service Fees Paid By The Fund’s Shares?

The Trust has adopted distribution and service plans (each a “Plan”) under which Class A and Class C Shares bear distribution and/or service fees paid to Goldman Sachs, some of which Goldman Sachs may pay to Authorized Institutions. Authorized Institutions seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Fund. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.25% and 0.75% of the applicable Fund’s average daily net assets attributed to Class A and Class C Shares, respectively. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

•	Compensation paid to and expenses incurred by Authorized Institutions, Goldman Sachs and their respective officers, employees and sales representatives;

•	Commissions paid to Authorized Institutions;

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•	Allocable overhead;

•	Telephone and travel expenses;

•	Interest and other costs associated with the financing of such compensation and expenses;

•	Printing of prospectuses for prospective shareholders;

•	Preparation and distribution of sales literature or advertising of any type; and

•	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Institutions after the shares have been held for one year. Goldman Sachs normally begins accruing the annual 0.25% distribution fee for the Class A Shares as an ongoing commission to Authorized Institutions, immediately. Goldman Sachs generally pays the distribution fee on a quarterly basis.

CLASS C PERSONAL AND ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Class C Plan, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of the Fund’s average daily net assets attributed to Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Institutions and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Fund. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Institutions after the shares have been held for one year.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, certain Goldman Sachs Funds offered in other prospectuses impose a redemption fee on redemptions made within 30 or 60 days of purchase subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. As a further deterrent to excessive trading, many foreign

17-C

equity securities held by the Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in a Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If a Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, a Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in a Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.

Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by Authorized Institutions, such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus Employee Benefit Plans, Eligible Fee-Based Programs and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Funds on a regular basis. A number of these Authorized Institutions may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these Authorized Institutions may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Authorized Institution or by certain customers of the Authorized Institution. Authorized Institutions may also monitor their customers’ trading activities in the Funds. The criteria used by Authorized Institutions to monitor for excessive trading may differ from the criteria used by the Funds. If an Authorized Institution fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

TAXATION

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

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DISTRIBUTIONS

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund’s distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income, while distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum individual rate applicable to qualified dividend income and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain qualified foreign corporations will generally be taxed at the preferential rates described above, as long as certain other requirements are met. For these lower rates to apply, the non-corporate shareholders must own their relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of the Fund’s securities lending activities or high portfolio turnover rate.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of the Fund’s securities lending activities or high portfolio turnover rate. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, the Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally allow you either (i) to credit (subject to certain holding period and other limitations) that proportionate amount of taxes against your U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the

19-C

shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your account application. By law, the Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the Internal Revenue Service (“IRS”) instructs the Fund to do so.

The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also, for shares purchased on or after January 1, 2012, their cost basis. Cost basis will be calculated using the Funds’ default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of this Prospectus. If your account is held with an Authorized Institution, contact your representative with respect to reporting of cost basis and available elections for your account.

You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.

Non-U.S. investors will generally be subject to U.S. withholding tax with respect to dividends received from a Fund and may be subject to estate tax with respect to their Fund shares. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains. Under a provision recently extended by Congress, distributions of qualified interest income and short-term capital gains paid to non-U.S. investors would not be subject to withholding through October 31, 2015 (if not extended further by Congress). Although this designation will generally be made by the Fund for distributions of long-term and short-term capital gains, the Fund does not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will generally be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation and non-U.S. investors is included in the SAI.

Effective July 1, 2014, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends and, effective January 1, 2017, on redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.

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Exhibit D

INTERESTS OF CERTAIN PERSONS

To the knowledge of the Funds, as of November 30, 2015, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Acquired Fund or Surviving Fund. Shareholders indicated below holding greater than 25% or more of a Fund are “controlling persons” of that Fund under the 1940 Act.

International Small Cap Fund

Class	Shareholder Name/Address	Percentage of Class

Class A	AMERICAN ENTERPRISE INVESTMENT SVC FBO 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	19.34%

Class A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	13.64

Class A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS ATTN MUTUAL FUNDS DEPT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	10.84

Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT’S CUST ATTN: SERVICE TEAM GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	9.6

Class A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	6.49

Class A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.18

Class C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	18.27

Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT’S CUST ATTN: SERVICE TEAM GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	14.47

Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	14.34

Class C	AMERICAN ENTERPRISE INVESTMENT SVC FBO 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	13.45

Class C	FIRST CLEARING, LLC A/C 1699-0135 SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.92

1-D

Class	Shareholder Name/Address	Percentage of Class

Class C	RAYMOND JAMES 92500015 OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	7.91%

Class C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS ATTN MUTUAL FUNDS DEPT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	6.6

Institutional Shares	STATE STREET BANK & TR CO CUST GS SATELLITE STRATEGIES PORTFOLIO INTERNATIONAL SMALL CAP FUND C/O STATE STREET CORPORATION 2 AVENUE DE LAFAYETTE FL 6 SOUTH BOSTON MA 02111-1750	43.73

Institutional Shares	GOLDMAN SACHS & CO FBO OMNIBUS 6600 C/O MUTUAL FUND OPS 295 CHIPETA WAY SALT LAKE CITY UT 84108-1285	40.23

Service Shares	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS ATTN MUTUAL FUNDS DEPT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	88.66

Service Shares	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K - FG 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	11.34

Class IR	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	66.88

Class IR	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	26.21

International Small Cap Insights Fund

Class	Shareholder Name/Address	Percentage of Class

Class A	AMERICAN ENTERPRISE INVESTMENT SVC FBO 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	30.75%

Class A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS ATTN MUTUAL FUNDS DEPT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	21.12

Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR BENEFIT OF CUSTOMERS ATTN: MUTAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9.84

2-D

Class	Shareholder Name/Address	Percentage of Class

Class A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8.91%

Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT’S CUST ATTN: SERVICE TEAM SEQ# 97RT4 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	6.54

Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT’S CUST ATTN: SERVICE TEAM SEQ# 97RT4 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	21.22

Class C	MORGAN STANLEY & CO ATTN MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1935	15.4

Class C	FIRST CLEARING, LLC A/C 1699-0135 SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	15.06

Class C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT MF ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FLOOR WEEHAWKEN NJ 07086-6761	13.11

Class C	AMERICAN ENTERPRISE INVESTMENT SVC FBO 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11.91

Class C	RAYMOND JAMES 92500015 OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	6.44

Class C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.34

Institutional Shares	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS ATTN MUTUAL FUNDS DEPT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	14.19

Institutional Shares	STATE STREET BANK & TR CO CUST GS SATELLITE STRATEGIES PORTFOLIO INTERNATIONAL SMALL CAP FUND C/O STATE STREET CORPORATION 2 AVENUE DE LAFAYETTE FL 6 SOUTH BOSTON MA 02111-1750	9.8

Institutional Shares	MORGAN STANLEY & CO ATTN MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1935	8.72

3-D

Class	Shareholder Name/Address	Percentage of Class

Institutional Shares	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT’S CUST ATTN: SERVICE TEAM SEQ# 97RT4 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	7.7%

Institutional Shares	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.7

Institutional Shares	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT MF ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FLOOR WEEHAWKEN NJ 07086-6761	5.87

Institutional Shares	JPMORGAN CHASE BANK NA CUST GOLDMAN SACHS TAX ADVANTAGED GLOBAL EQUITY PORTFOLIO STRUCTURED INTERNATIONAL SMALL CAP ONE BEACON ST 18TH FL BOSTON MA 02108-3107	5.86

Institutional Shares	FIRST CLEARING, LLC A/C 1699-0135 SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.77

Class IR	RAYMOND JAMES 92500015 OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	54.13

Class IR	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	30.26

Class IR	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	6.73

Class R6	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	95.44

As of November 30, 2015, the Trustees and Officers of each Fund as a group owned less than 1% of the outstanding shares of the Fund.

The votes of the shareholders of the Acquired Fund and Surviving Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

4-D

EQINT2N14DOC

PART B

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 17, 2015

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

(a series of Goldman Sachs Trust)

Class A Shares	Class C Shares	Institutional Shares	Class IR Shares
GICAX	GICCX	GICIX	GIRLX

71 South Wacker Drive

Chicago, Illinois 60606

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the related Information Statement/Prospectus, dated December 17, 2015, which relates to the Class A, Class C, Institutional and Class IR Shares of the Goldman Sachs International Small Cap Insights Fund to be issued in exchange for the corresponding shares of the Goldman Sachs International Small Cap Fund, except that shareholders of Service Class Shares of the Goldman Sachs International Small Cap Fund will receive Class A Shares of the Goldman Sachs International Small Cap Insights Fund. Please retain this SAI for further reference. To obtain a copy of the Information Statement/Prospectus, free of charge, please write to the Goldman Sachs Funds at the address set forth above or call the Goldman Sachs Funds at 800-621-2550 (for Institutional Shareholders) or 800-526-7384 (for Class A, Class C and Class IR Shareholders).

GSAM® is a registered service mark of Goldman, Sachs & Co.

The date of this SAI is December 17, 2015.

-i-

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser to:

Goldman Sachs International Small Cap Insights Fund

200 West Street

New York, New York 10282

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

Investment Adviser to:

Goldman Sachs International Small Cap Fund

Christchurch Court

10-15 Newgate Street

London, England EC1A 7HD

GOLDMAN, SACHS & CO.

Distributor

200 West Street

New York, NY 10282

GOLDMAN, SACHS & CO.

Transfer Agent

71 South Wacker Drive

Chicago, IL 60606

Toll-free (in U.S.) 800-621-2550 (for Institutional Shareholders) or 800-526-7384 (for Class A, Class C and Class IR Shareholders).

INTRODUCTION

This SAI is intended to supplement the information provided in an Information Statement/Prospectus dated December 17, 2015 (the “Information Statement/Prospectus”) relating to the proposed Agreement and Plan of Reorganization (the “Plan”) between the Goldman Sachs International Small Cap Fund (the “Acquired Fund”) and the Goldman Sachs International Small Cap Insights Fund (the “Surviving Fund”), each a series of Goldman Sachs Trust, pursuant to which the Acquired Fund will (i) transfer substantially all of its assets and liabilities attributable to each class of its shares to the Surviving Fund in exchange for shares of the Surviving Fund (except that Service Class shareholders of the Acquired Fund will receive Class A Shares of the Surviving Fund); and (ii) distribute to its shareholders a portion of the Surviving Fund shares to which each shareholder is entitled (as discussed below) in complete liquidation of the Acquired Fund (the “Reorganization”).

Under the terms of the Plan, the Acquired Fund will transfer all of its assets to the Surviving Fund and the Surviving Fund will assume all of the liabilities of the Acquired Fund. Subsequently, the Acquired Fund will be liquidated and you will become a shareholder of the Surviving Fund. You will receive shares of the Surviving Fund that are equal in aggregate net asset value to the shares of the Acquired Fund that you held immediately prior to the Closing Date (as defined below). Shareholders of Service Class Shares of the Acquired Fund will receive Class A Shares of the Surviving Fund and shareholders of each other class of shares of the Acquired Fund will receive the corresponding class of the Surviving Fund, as follows:

International Small Cap Fund (Acquired Fund)		International Small Cap Insights Fund (Surviving Fund)
Class A	→	Class A
Class C	→	Class C
Service*	→	Class A
Institutional	→	Institutional
Class IR	→	Class IR
	→	Class R6*

*	The Acquired Fund does not offer Class R6 and the Surviving Fund does not offer Service Shares. The Acquired Fund’s Service Class shareholders will receive Class A Shares of the Surviving Fund.

No sales charge, contingent deferred sales charge (“CDSC”), commission, redemption fee or other transactional fee will be charged as a result of the Reorganization, which is scheduled to occur on or about February 5, 2016, but may occur on such earlier or later date as the parties agree in writing (the “Closing Date”).

DOCUMENTS INCORPORATED BY REFERENCE

This SAI consists of these cover pages and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.

1.	The Acquired Fund’s Annual Report for the fiscal year ended October 31, 2014 (File No. 811-05349) as filed with the SEC on December 31, 2014 (Accession No. 0001193125-14-457845).

2.	The Acquired Fund’s Semi-Annual Report for the fiscal period ended April 30, 2015 (File No. 811-05349) as filed with the SEC on July 8, 2015 (Accession No. 0001193125-15-247913).

3.	The Acquired Fund’s Statement of Additional Information, dated July 31, 2015 (File Nos. 33-17619 and 811-05349), as filed with the SEC on July 31, 2015 (Accession No. 0001193125-15-272882).

4.	The Surviving Fund’s Annual Report for the fiscal year ended October 31, 2014 (File No. 811-05349), as filed with the SEC on December 31, 2014 (Accession No. 0001193125-14-457847).

5.	The Surviving Fund’s Semi-Annual Report for the fiscal period ended April 30, 2015 (File No. 811-05349) as filed with the SEC on July 8, 2015 (Accession No. 0001193125-15-247890).

6.	The Surviving Fund’s Statement of Additional Information, dated July 31, 2015 (File Nos. 33-17619 and 811-05349), as filed with the SEC on July 31, 2015 (Accession No. 0001193125-15-272882).

PRO FORMA FINANCIAL STATEMENTS

Shown below are unaudited pro forma financial statements for the combined Fund, assuming the Reorganization, as more fully described in the combined Information Statement/Prospectus dated December 17, 2015, had been consummated as of April 30, 2015. The pro forma Combined Schedules of Investments and the pro forma Combined Statements of Assets and Liabilities have been adjusted to give effect to the Reorganization as if the Reorganization had occurred on April 30, 2015. The pro forma Combined Statement of Operations is for the fiscal period from May 1, 2014 to April 30, 2015 and has been adjusted to give effect to the Reorganization as if the Reorganization had occurred prior to that period.

The unaudited pro forma Combined Schedules of Investments and Financial Statements are presented for informational purposes only and do not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated on April 30, 2015. These pro forma numbers have been estimated in good faith based on information regarding the Acquired Fund and the Surviving Fund for the fiscal period ended April 30, 2015.

The unaudited pro forma Combined Schedules of Investments and Financial Statements have been derived from the Schedules of Investments and Financial Statements of the Acquired Fund and the Surviving Fund and such information has been adjusted to give effect to the Reorganization as if the Reorganization had been consummated as of April 30, 2015. The unaudited pro forma Schedules and Financial Statements should be read in conjunction with the Financial Statements and related notes of the Acquired Fund and the Surviving Fund included in the Semi-Annual Reports to Shareholders for the fiscal period ended April 30, 2015 and the Annual Reports to Shareholders for the fiscal year ended October 31, 2014, each of which are incorporated herein.

Pro Forma Combined Statement of Investments for the Goldman Sachs International Small Cap Insights Fund and Goldman Sachs International Small Cap Fund

April 30, 2015 (Unaudited)

Shares				Description		Value
International Small Cap Insights	International Small Cap	Adjustments	Pro Forma Combined Fund			International Small Cap Insights	International Small Cap	Adjustments	Pro Forma Combined Fund
				Common Stocks	96.0%
				Australia	5.46%
81,564			81,564	Abacus Property Group (REIT)		190,028			190,028
	379,124		379,124	Aveo Group (Real Estate)[e]			826,932		826,932
700,005			700,005	Beach Energy Ltd. (Energy)		610,587			610,587
102,963			102,963	BT Investment Management Ltd. (Diversified Financials)(a)		775,093			775,093
529,279			529,279	Cabcharge Australia Ltd. (Commercial & Professional Services)(a)		1,885,706			1,885,706
	25,876		25,876	Caltex Australia Ltd. (Energy)[e]			721,678		721,678
279,262			279,262	Charter Hall Group (REIT)		1,128,101			1,128,101
	156,296		156,296	Computershare Ltd. (Software & Services)[e]			1,516,133		1,516,133
1,789,047			1,789,047	CSR Ltd. (Materials)		5,141,788			5,141,788
186,960			186,960	Domino’s Pizza Enterprises Ltd. (Consumer Services)		5,380,841			5,380,841
1,109,067			1,109,067	Downer EDI Ltd. (Commercial & Professional Services)		3,856,581			3,856,581
	378,543		378,543	Echo Entertainment Group Ltd. (Consumer Services)[e]			1,351,610		1,351,610
326,847			326,847	Evolution Mining Ltd. (Materials)		260,806			260,806
152,204			152,204	Genworth Mortgage Insurance Australia Ltd. (Banks)		402,026			402,026
	86,728		86,728	GrainCorp Ltd. Class A (Food, Beverage & Tobacco)			676,086		676,086
106,954			106,954	GUD Holdings Ltd. (Consumer Durables & Apparel)		668,328			668,328
1,004,402			1,004,402	Independence Group NL (Materials)		4,686,800			4,686,800
127,364			127,364	Investa Office Fund (REIT)		373,067			373,067
60,078			60,078	JB Hi-Fi Ltd. (Retailing)(a)		928,026			928,026
793,635			793,635	M2 Group Ltd. (Telecommunication Services)(a)		6,867,968			6,867,968
	342,194		342,194	Macquarie Atlas Roads Group (Transportation)[e]			877,291		877,291
149,717			149,717	Magellan Financial Group Ltd. (Diversified Financials)		2,349,729			2,349,729
	141,185		141,185	Navitas Ltd. (Consumer Services)[e]			513,836		513,836
1,829,412			1,829,412	Northern Star Resources Ltd. (Materials)		3,253,434			3,253,434
896,654			896,654	Nufarm Ltd. (Materials)		5,139,052			5,139,052
250,026			250,026	OZ Minerals Ltd. (Materials)		920,441			920,441
46,737			46,737	Pact Group Holdings Ltd. (Materials)		151,918			151,918
140,440			140,440	Premier Investments Ltd. (Retailing)		1,415,193			1,415,193
162,250			162,250	RCR Tomlinson Ltd. (Capital Goods)		240,032			240,032
66,919			66,919	Sandfire Resources NL (Materials)		258,915			258,915
	57,298		57,298	Seek Ltd. (Commercial & Professional Services)			732,880		732,880
3,863,667			3,863,667	Sigma Pharmaceuticals Ltd. (Health Care Equipment & Services)		2,648,992			2,648,992
65,507			65,507	Sirtex Medical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)		1,094,655			1,094,655
44,057			44,057	Slater & Gordon Ltd. (Consumer Services)		220,613			220,613
	120,732		120,732	Super Retail Group Ltd. (Retailing)[e]			939,830		939,830
44,142			44,142	Technology One Ltd. (Software & Services)		135,531			135,531
75,473			75,473	Thorn Group Ltd. (Retailing)		157,428			157,428
	165,941		165,941	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)[e]			727,778		727,778
	173,472		173,472	Veda Group Ltd. (Commercial & Professional Services)			313,046		313,046
				Austria	1.59%
141,541			141,541	ams AG (Semiconductors & Semiconductor Equipment)		7,695,212			7,695,212
61,452			61,452	Austria Technologie & Systemtechnik AG (Technology Hardware & Equipment)		975,631			975,631
135,796			135,796	CA Immobilien Anlagen AG (Real Estate)*		2,464,414			2,464,414
4,521			4,521	DO & CO AG (Consumer Services)(a)		334,586			334,586
22,924			22,924	Flughafen Wien AG (Transportation)(a)		2,059,217			2,059,217
10,656			10,656	Lenzing AG (Materials)		726,047			726,047
2,992			2,992	Mayr Melnhof Karton AG (Materials)		347,547			347,547
56,182			56,182	Oesterreichische Post AG (Transportation)(a)		2,734,374			2,734,374
24,771			24,771	S IMMO AG (Real Estate)*		231,747			231,747
				Belgium	0.86%
85,475	31,563		117,038	bpost SA (Transportation)[e]		2,451,296	905,180		3,356,476
	929		929	Cie d’Entreprises CFE (Capital Goods)			100,517		100,517
3,961			3,961	Fagron (Health Care Equipment & Services)		175,076			175,076
8,441			8,441	Galapagos NV (Pharmaceuticals, Biotechnology & Life Sciences)*		356,087			356,087
2,157			2,157	Gimv NV (Diversified Financials)		100,634			100,634
5,411			5,411	KBC Ancora (Diversified Financials)*		202,991			202,991
28,120			28,120	Kinepolis Group NV (Media)(a)		1,090,900			1,090,900
51,396			51,396	Melexis NV (Semiconductors & Semiconductor Equipment)		3,172,943			3,172,943
	40,230		40,230	Rezidor Hotel Group AB (Consumer Services)[e]			171,379		171,379
22,870			22,870	Tessenderlo Chemie NV (Materials)*		752,745			752,745
				Bermuda	0.98%
730,486			730,486	Catlin Group Ltd. (Insurance)		7,944,382			7,944,382
225,947			225,947	Hiscox Ltd. (Insurance)		2,846,795			2,846,795
				Canada	1.34%
	36,376		36,376	Aimia, Inc. (Media)			404,010		404,010
	109,587		109,587	Alamos Gold, Inc. (Materials)[e]			757,526		757,526
	18,374		18,374	Algonquin Power & Utilities Corp. (Utilities)			149,703		149,703
	11,838		11,838	Amaya, Inc. (Consumer Services)*[e]			276,989		276,989
	255,454		255,454	B2Gold Corp. (Materials)*			400,172		400,172
	3,031		3,031	Boardwalk Real Estate Investment Trust (REIT)			152,643		152,643
	17,730		17,730	Bonterra Energy Corp. (Energy)			566,802		566,802
	16,964		16,964	Canadian Solar, Inc. (Semiconductors & Semiconductor Equipment)*			600,526		600,526
	22,137		22,137	Canadian Western Bank (Banks)[e]			575,580		575,580
	5,510		5,510	CCL Industries, Inc. Class B (Materials)			633,479		633,479
	70,271		70,271	Celestica, Inc. (Technology Hardware & Equipment)*[e]			857,929		857,929
	7,900		7,900	Cogeco Cable, Inc. (Media)			452,523		452,523
	48,041		48,041	Element Financial Corp. (Diversified Financials)*[e]			688,860		688,860
181,510			181,510	Entertainment One Ltd. (Media)		874,388			874,388
	58,055		58,055	Enerflex Ltd. (Energy)			778,558		778,558
	9,462		9,462	FirstService Corp. (Real Estate)			619,402		619,402
	12,952		12,952	Home Capital Group, Inc. (Banks)			511,209		511,209
	10,103		10,103	Laurentian Bank of Canada (Banks)[e]			404,371		404,371
	3,665		3,665	MacDonald Dettwiler & Associates Ltd. (Capital Goods)[e]			290,952		290,952
	10,655		10,655	Maple Leaf Foods, Inc. (Food, Beverage & Tobacco)[e]			204,445		204,445
	10,564		10,564	Methanex Corp. (Materials)			635,766		635,766
	38,673		38,673	Mullen Group Ltd. (Energy)			670,567		670,567
	27,281		27,281	Northland Power, Inc. (Utilities)			390,052		390,052
	11,575		11,575	Parkland Fuel Corp. (Energy)			252,702		252,702
	13,503		13,503	Progressive Waste Solutions Ltd. (Commercial & Professional Services)			390,261		390,261
	9,921		9,921	ShawCor Ltd. (Energy)[e]			335,908		335,908
	24,434		24,434	Stantec, Inc. (Commercial & Professional Services)			660,012		660,012
	98,749		98,749	Surge Energy, Inc. (Energy)			359,310		359,310
	37,203		37,203	Veresen, Inc. (Energy)[e]			559,356		559,356
	16,992		16,992	WestJet Airlines Ltd. (Transportation)			384,063		384,063

			China	0.69%
	17,298	17,298	Ctrip.com International Ltd. ADR (Retailing)*			1,101,537	1,101,537
6,302,000		6,302,000	FIH Mobile Ltd. (Technology Hardware & Equipment)*		3,366,249		3,366,249
	21,669	21,669	Hollysys Automation Technologies Ltd. (Technology Hardware & Equipment)			476,068	476,068
	124,400	124,400	Livzon Pharmaceutical Group, Inc. Class H (Pharmaceuticals, Biotechnology & Life Sciences)[e]			898,827	898,827
	236,500	236,500	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)[e]			900,092	900,092
	25,326	25,326	TAL Education Group ADR (Consumer Services)*			930,730	930,730
			Denmark	1.08%
154,221		154,221	Bakkafrost P/F (Food, Beverage & Tobacco)		3,621,717		3,621,717
2,490		2,490	Bavarian Nordic A/S (Pharmaceuticals, Biotechnology & Life Sciences)*		116,683		116,683
8,437		8,437	Dfds A/S (Transportation)		944,111		944,111
	73,451	73,451	GN Store Nord A/S (Health Care Equipment & Services)[e]			1,585,771	1,585,771
39,815		39,815	NKT Holding A/S (Capital Goods)		2,526,662		2,526,662
579		579	PER Aarsleff A/S Class B (Capital Goods)		162,502		162,502
3,931		3,931	Royal Unibrew A/S (Food, Beverage & Tobacco)(a)		752,542		752,542
24,541		24,541	Schouw & Co. A/S (Food, Beverage & Tobacco)		1,257,782		1,257,782
26,875		26,875	SimCorp A/S (Software & Services)		929,602		929,602
			Finland	0.82%
	60,541	60,541	Amer Sports OYJ (Consumer Durables & Apparel)			1,515,100	1,515,100
24,672		24,672	Huhtamaki OYJ (Materials)		788,709		788,709
47,735		47,735	Kesko OYJ Class B (Food & Staples Retailing)		1,950,395		1,950,395
148,780		148,780	Metsa Board OYJ Class B (Materials)		879,069		879,069
23,413		23,413	Sanoma OYJ (Media)		123,325		123,325
434,070		434,070	Sponda OYJ (Real Estate)		1,898,325		1,898,325
29,337		29,337	Tieto OYJ (Software & Services)		703,512		703,512
102,744		102,744	Valmet OYJ (Capital Goods)		1,190,739		1,190,739
			France	5.02%
32,526		32,526	ABC Arbitrage (Diversified Financials)		182,244		182,244
260,970		260,970	Air France-KLM (Transportation)*(a)		2,249,791		2,249,791
12,856		12,856	Alten SA (Software & Services)		627,536		627,536
39,576		39,576	Assystem (Commercial & Professional Services)		862,095		862,095
69,864		69,864	Belvedere SA (Food, Beverage & Tobacco)*(a)		1,377,525		1,377,525
21,396		21,396	Boiron SA (Pharmaceuticals, Biotechnology & Life Sciences)		2,387,314		2,387,314
	18,496	18,496	Cap Gemini SA (Software & Services)[e]			1,647,911	1,647,911
20,806		20,806	Cegid Group (Software & Services)		911,729		911,729
	100,040	100,040	Coface SA (Diversified Financials)*[e]			1,246,933	1,246,933
	13,272	13,272	Eramet (Materials)*			1,091,765	1,091,765
12,279		12,279	Euler Hermes Group (Insurance)		1,344,279		1,344,279
23,664		23,664	GameLoft SE (Software & Services)*		125,131		125,131
5,837		5,837	Guerbet (Health Care Equipment & Services)		248,072		248,072
348,198		348,198	Havas SA (Media)		2,904,232		2,904,232
	15,432	15,432	Ingenico (Technology Hardware & Equipment)[e]			1,936,294	1,936,294
41,911	20,088	61,999	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)[e]		2,406,867	1,153,615	3,560,482
100,996		100,996	IPSOS (Media)		2,979,336		2,979,336
	27,462	27,462	JCDecaux SA (Media)[e]			1,084,860	1,084,860
	31,397	31,397	Klepierre (REIT)[e]			1,522,932	1,522,932
173,132		173,132	Mercialys SA (REIT)		4,302,100		4,302,100
182,712		182,712	Metropole Television SA (Media)		3,813,351		3,813,351
	41,732	41,732	Nexity SA (Real Estate)[e]			1,832,720	1,832,720
74,537		74,537	Plastic Omnium SA (Automobiles & Components)		2,075,589		2,075,589
9,312		9,312	Rallye SA (Food & Staples Retailing)		347,867		347,867
65,939		65,939	Saft Groupe SA (Capital Goods)		2,629,873		2,629,873
9,966		9,966	Societe de la Tour Eiffel (REIT)(a)		594,094		594,094
959,394		959,394	Technicolor SA (Registered) (Media)*		6,509,058		6,509,058
139,003	52,623	191,626	UBISOFT Entertainment (Software & Services)*[e]		2,563,183	970,356	3,533,539
42,823		42,823	Valneva SE (Pharmaceuticals, Biotechnology & Life Sciences)*(a)		187,009		187,009
19,547		19,547	Vicat (Materials)		1,409,476		1,409,476
			Germany	5.96%
3,172		3,172	Amadeus Fire AG (Commercial & Professional Services)		257,093		257,093
12,997		12,997	Aurubis AG (Materials)		821,269		821,269
363,510		363,510	Borussia Dortmund GmbH & Co. KGaA (Media)(a)		1,394,032		1,394,032
	37,393	37,393	Brenntag AG (Capital Goods)[e]			2,243,605	2,243,605
37,608		37,608	CENTROTEC Sustainable AG (Capital Goods)		600,531		600,531
13,928		13,928	CTS Eventim AG & Co. KGaA (Media)		476,600		476,600
71,938		71,938	Deutsche Beteiligungs AG (Diversified Financials)		2,394,596		2,394,596
95,324		95,324	Deutsche Euroshop AG (Real Estate)		4,745,168		4,745,168
200,928		200,928	Deutz AG (Capital Goods)		972,530		972,530
162,218		162,218	Dialog Semiconductor PLC (Semiconductors & Semiconductor Equipment)*		7,314,228		7,314,228
24,889		24,889	DIC Asset AG (Real Estate)		250,693		250,693
8,679		8,679	DMG Mori Seiki AG (Capital Goods)		304,520		304,520
3,821		3,821	Draegerwerk AG & Co. KGaA (Health Care Equipment & Services)		335,097		335,097
70,726		70,726	Duerr AG (Capital Goods)		7,239,349		7,239,349
	41,307	41,307	GEA Group AG (Capital Goods)[e]			1,983,807	1,983,807
108,828		108,828	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)(a)		6,159,308		6,159,308
	32,186	32,186	Gerry Weber International AG (Consumer Durables & Apparel)[e]			1,052,021	1,052,021
	30,332	30,332	GfK SE (Media)[e]			1,160,650	1,160,650
71,022		71,022	Grammer AG (Automobiles & Components)		2,727,678		2,727,678
23,995		23,995	Hamburger Hafen und Logistik AG (Transportation)		529,232		529,232
23,168		23,168	Homag Group AG (Capital Goods)		910,236		910,236
	44,655	44,655	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)[e]			524,997	524,997
38,417		38,417	Krones AG (Capital Goods)		4,239,749		4,239,749
	18,925	18,925	Leoni AG (Automobiles & Components)[e]			1,211,971	1,211,971
6,223		6,223	Nemetschek AG (Software & Services)		808,981		808,981
94,504		94,504	Nordex SE (Capital Goods)*		2,022,729		2,022,729
1,733		1,733	Pfeiffer Vacuum Technology AG (Capital Goods)		161,501		161,501
5,749		5,749	R Stahl AG (Capital Goods)		257,307		257,307
229,363		229,363	Rhoen Klinikum AG (Health Care Equipment & Services)		6,349,961		6,349,961
	34,260	34,260	Salzgitter AG (Materials)[e]			1,168,635	1,168,635
46,585		46,585	Software AG (Software & Services)		1,344,852		1,344,852
8,080		8,080	STRATEC Biomedical AG (Health Care Equipment & Services)		403,913		403,913
	11,059	11,059	Symrise AG (Materials)[e]			670,545	670,545
50,780		50,780	Takkt AG (Retailing)		925,150		925,150
9,041		9,041	Tom Tailor Holding AG (Retailing)*		111,755		111,755
19,891		19,891	Wacker Neuson SE (Capital Goods)		510,551		510,551
7,599		7,599	XING AG (Software & Services)		1,255,622		1,255,622

			Hong Kong	1.80%
3,131,000		3,131,000	Brightoil Petroleum Holdings Ltd. (Energy)*(a)		997,744		997,744
	1,194,000	1,194,000	China Traditional Chinese Medicine Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*[e]			929,738	929,738
386,400		386,400	Dah Sing Financial Holdings Ltd. (Banks)		2,712,759		2,712,759
493,926		493,926	Dickson Concepts International Ltd. (Retailing)		213,221		213,221
890,000		890,000	Emperor Entertainment Hotel Ltd. (Consumer Services)		207,843		207,843
1,418,000		1,418,000	Emperor International Holdings (Real Estate)		350,592		350,592
263,600		263,600	Esprit Holdings Ltd. (Retailing)		249,732		249,732
1,552,000		1,552,000	Giordano International Ltd. (Retailing)		776,946		776,946
2,212,000		2,212,000	Global Brands Group Holding Ltd. (Consumer Durables & Apparel)*		452,474		452,474
908,000		908,000	Hutchison Telecommunications Hong Kong Holdings Ltd. (Telecommunication Services)		419,988		419,988
2,686,000		2,686,000	Newocean Energy Holdings Ltd. (Energy)(a)		1,495,635		1,495,635
135,500		135,500	Orient Overseas International Ltd. (Transportation)		831,629		831,629
210,000		210,000	Regal Hotels International Holdings Ltd. (Consumer Services)		130,223		130,223
1,453,000		1,453,000	Samson Holding Ltd. (Consumer Durables & Apparel)		211,375		211,375
3,506,000		3,506,000	Shun Tak Holdings Ltd. (Capital Goods)		2,035,872		2,035,872
514,208		514,208	SmarTone Telecommunications Holdings Ltd. (Telecommunication Services)		936,957		936,957
109,138		109,138	SOCAM Development Ltd. (Capital Goods)*		97,612		97,612
187,000		187,000	Sun Hung Kai & Co. Ltd. (Diversified Financials)		194,490		194,490
607,000		607,000	Sunlight Real Estate Investment Trust (REIT)		306,565		306,565
288,000		288,000	Texwinca Holdings Ltd. (Consumer Durables & Apparel)		279,284		279,284
4,326,000		4,326,000	The United Laboratories International Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*		2,918,410		2,918,410
100,000		100,000	Tian An China Investments Co. Ltd. (Real Estate)		66,189		66,189
4,824,000		4,824,000	Truly International Holdings Ltd. (Technology Hardware & Equipment)		2,278,011		2,278,011
657,600		657,600	VST Holdings Ltd. (Technology Hardware & Equipment)		259,069		259,069
19,100		19,100	VTech Holdings Ltd. (Technology Hardware & Equipment)		265,607		265,607
438,000		438,000	Xinyi Glass Holdings Ltd. (Automobiles & Components)		291,878		291,878
			Ireland	0.87%
583,667		583,667	Aer Lingus Group PLC (Transportation)		1,520,460		1,520,460
688,056	441,521	1,129,577	Beazley PLC (Insurance)[e]		2,959,043	1,898,799	4,857,842
76,774		76,774	Grafton Group PLC (Capital Goods)		968,862		968,862
129,410		129,410	Irish Continental Group PLC (Transportation)		581,232		581,232
203,700		203,700	UDG Healthcare PLC (Health Care Equipment & Services)		1,665,018		1,665,018
			Israel	0.55%
157,026		157,026	Delek Automotive Systems Ltd. (Retailing)		1,907,116		1,907,116
5,548		5,548	Elbit Systems Ltd. (Capital Goods)		439,029		439,029
5,798		5,798	Melisron Ltd. (Real Estate)		222,317		222,317
389,222		389,222	Oil Refineries Ltd. (Energy)*		139,075		139,075
2,770		2,770	Paz Oil Co. Ltd. (Energy)		423,152		423,152
253,918		253,918	Plus500 Ltd. (Diversified Financials)(a)		2,925,180		2,925,180
			Italy	4.47%
36,120		36,120	ACEA SpA (Utilities)		486,318		486,318
23,499		23,499	Amplifon SpA (Health Care Equipment & Services)		183,034		183,034
134,855		134,855	ASTM SpA (Transportation)		1,917,292		1,917,292
132,048		132,048	Banca IFIS SpA (Diversified Financials)		2,709,304		2,709,304
1,172,281		1,172,281	Banca Popolare di Milano Scarl (Banks)*		1,207,950		1,207,950
65,795		65,795	Banca Popolare di Sondrio Scarl (Banks)		298,614		298,614
21,263		21,263	Brembo SpA (Automobiles & Components)		850,577		850,577
	63,943	63,943	Buzzi Unicem SpA (Materials)[e]			1,029,170	1,029,170
249,136		249,136	Cementir Holding SpA (Materials)		1,756,870		1,756,870
13,608		13,608	Cosmo Pharmaceuticals SA (Pharmaceuticals, Biotechnology & Life Sciences)*		2,300,211		2,300,211
187,748		187,748	Credito Emiliano SpA (Banks)		1,566,211		1,566,211
54,324		54,324	DiaSorin SpA (Health Care Equipment & Services)		2,483,826		2,483,826
	14,782	14,782	Ei Towers SpA (Technology Hardware & Equipment)*[e]			897,950	897,950
272,839		272,839	ERG SpA (Energy)		3,930,564		3,930,564
822,662		822,662	Immobiliare Grande Distribuzione (REIT)		809,469		809,469
59,884		59,884	Industria Macchine Automatiche SpA (Capital Goods)		3,049,066		3,049,066
10,275	73,377	83,652	MARR SpA (Food & Staples Retailing)[e]		206,393	1,473,920	1,680,313
1,468,289		1,468,289	Mediaset SpA (Media)*		7,546,439		7,546,439
	36,815	36,815	Moncler SpA (Consumer Durables & Apparel)[e]			655,603	655,603
230,821		230,821	Recordati SpA (Pharmaceuticals, Biotechnology & Life Sciences)		4,599,305		4,599,305
9,441		9,441	Reply SpA (Software & Services)*		1,010,441		1,010,441
39,156		39,156	Salini Impregilo SpA (Capital Goods)*		170,858		170,858
98,677		98,677	Saras SpA (Energy)*		191,330		191,330
575,052		575,052	Societa Cattolica di Assicurazioni Scarl (Insurance)		4,912,837		4,912,837
15,866		15,866	Societa Iniziative Autostradali e Servizi SpA (Transportation)		183,242		183,242
101,748		101,748	Sogefi SpA (Automobiles & Components)*		339,773		339,773
182,664		182,664	Sorin SpA (Health Care Equipment & Services)*		574,953		574,953
69,255		69,255	Tamburi Investment Partners SpA (Diversified Financials)		274,898		274,898
	228,470	228,470	Unione di Banche Italiane SCpA (Banks)[e]			1,813,453	1,813,453
			Japan	29.4%
	17,700	17,700	ABC-Mart, Inc. (Retailing)[e]			1,007,112	1,007,112
151,300		151,300	Accordia Golf Co. Ltd. (Consumer Services)		1,538,817		1,538,817
212,900		212,900	Aderans Co. Ltd. (Household & Personal Products)		2,007,870		2,007,870
773		773	Advance Residence Investment Corp. (REIT)		1,823,722		1,823,722
606		606	AEON REIT Investment Corp. (REIT)		837,706		837,706
31,500		31,500	Aisan Industry Co. Ltd. (Automobiles & Components)		296,520		296,520
36,300		36,300	Alpen Co. Ltd. (Retailing)		593,129		593,129
184,500		184,500	Alpine Electronics, Inc. (Consumer Durables & Apparel)		3,749,283		3,749,283
	26,400	26,400	Alps Electric Co. Ltd. (Technology Hardware & Equipment)[e]			655,787	655,787
32,200		32,200	AOKI Holdings, Inc. (Retailing)		446,329		446,329
81,600		81,600	Aoyama Trading Co. Ltd. (Retailing)		2,822,396		2,822,396
62,700		62,700	Arcs Co. Ltd. (Food & Staples Retailing)		1,311,841		1,311,841
56,900		56,900	Artnature, Inc. (Household & Personal Products)		529,287		529,287
	21,800	21,800	Asahi Intecc Co. Ltd. (Health Care Equipment & Services)[e]			1,342,514	1,342,514
	34,600	34,600	Asics Corp. (Consumer Durables & Apparel)[e]			887,846	887,846
127,600		127,600	ASKA Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)		1,272,947		1,272,947
212,100		212,100	Avex Group Holdings, Inc. (Media)		3,273,485		3,273,485
	37,200	37,200	Azbil Corp. (Technology Hardware & Equipment)			979,926	979,926
10,600		10,600	C. Uyemura & Co. Ltd. (Materials)		525,339		525,339
86,900		86,900	Canon Marketing Japan, Inc. (Retailing)		1,632,390		1,632,390
21,300		21,300	Cawachi Ltd. (Food & Staples Retailing)		341,948		341,948
177,000		177,000	Central Glass Co. Ltd. (Capital Goods)		813,260		813,260
100,000	34,400	134,400	Century Tokyo Leasing Corp. (Diversified Financials)[e]		3,157,483	1,086,174	4,243,657
41,500		41,500	Chiyoda Integre Co. Ltd. (Capital Goods)		1,030,415		1,030,415
212,000		212,000	Chugoku Marine Paints Ltd. (Materials)		1,836,894		1,836,894
39,300		39,300	CKD Corp. (Capital Goods)		360,139		360,139
103,400		103,400	Coca-Cola West Co. Ltd. (Food, Beverage & Tobacco)		1,645,080		1,645,080
35,600		35,600	Cocokara fine, Inc. (Food & Staples Retailing)		1,086,026		1,086,026
264,200		264,200	COMSYS Holdings Corp. (Capital Goods)		3,680,773		3,680,773
	106,500	106,500	Daibiru Corp. (Real Estate)			1,045,739	1,045,739
	102,500	102,500	Daifuku Co. Ltd. (Capital Goods)[e]			1,365,512	1,365,512
76,900		76,900	Daido Metal Co. Ltd. (Automobiles & Components)		834,538		834,538
93,400		93,400	Daiichikosho Co. Ltd. (Media)		3,012,313		3,012,313
31,000		31,000	Daiwa Industries Ltd. (Capital Goods)		213,013		213,013
44		44	Daiwa Office Investment Corp. (REIT)		231,597		231,597
337,000		337,000	Daiwabo Holdings Co. Ltd. (Technology Hardware & Equipment)		561,808		561,808
466,300		466,300	DCM Holdings Co. Ltd. (Retailing)		3,888,754		3,888,754
141,000	341,000	482,000	Denki Kagaku Kogyo KK (Materials)		575,730	1,392,369	1,968,099
165,700		165,700	Doutor Nichires Holdings Co. Ltd. (Consumer Services)		3,129,756		3,129,756
89,800		89,800	DTS Corp. (Software & Services)		1,827,676		1,827,676
7,800		7,800	Dydo Drinco, Inc. (Food, Beverage & Tobacco)		322,689		322,689
586,600		586,600	EDION Corp. (Retailing)(a)		4,281,516		4,281,516
	62,300	62,300	Eiken Chemical Co. Ltd. (Health Care Equipment & Services)[e]			1,234,166	1,234,166
4,700		4,700	Eizo Corp. (Technology Hardware & Equipment)		104,256		104,256
157,600		157,600	Fancl Corp. (Household & Personal Products)(a)		2,049,137		2,049,137
111,300		111,300	Foster Electric Co. Ltd. (Consumer Durables & Apparel)		2,880,183		2,880,183
	36,700	36,700	FP Corp. (Materials)[e]			1,316,687	1,316,687
413		413	Frontier Real Estate Investment Corp. (REIT)		2,019,545		2,019,545
286,300		286,300	Fuji Machine Manufacturing Co. Ltd. (Capital Goods)		3,532,866		3,532,866
	36,800	36,800	Fuji Seal International, Inc. (Materials)			1,104,039	1,104,039
80,900		80,900	Fuji Soft, Inc. (Software & Services)		1,644,782		1,644,782
703,000		703,000	Fujikura Ltd. (Capital Goods)		3,348,288		3,348,288
31,600		31,600	Fujitec Co. Ltd. (Capital Goods)		343,596		343,596
112,000		112,000	Fukuyama Transporting Co. Ltd. (Transportation)(a)		634,635		634,635
256,000		256,000	Funai Electric Co. Ltd. (Consumer Durables & Apparel)		3,024,282		3,024,282
45,700		45,700	Fuyo General Lease Co. Ltd. (Diversified Financials)		1,869,329		1,869,329
12,900		12,900	Geo Holdings Corp. (Retailing)		140,115		140,115
1,455		1,455	Global One Real Estate Investment Corp. (REIT)		5,133,308		5,133,308
	135,400	135,400	GMO Internet, Inc. (Software & Services)			1,702,136	1,702,136
253,300		253,300	Gree, Inc. (Software & Services)(a)		1,635,426		1,635,426
85,200		85,200	G-Tekt Corp. (Automobiles & Components)		819,538		819,538
1,647		1,647	Hankyu REIT, Inc. (REIT)		2,095,533		2,095,533
35,300		35,300	Happinet Corp. (Retailing)		406,993		406,993

20,600		20,600	Heiwa Corp. (Consumer Durables & Apparel)		429,500		429,500
35,800		35,800	Heiwa Real Estate Co. Ltd. (Real Estate)		485,867		485,867
	40,100	40,100	HIS Co. Ltd. (Consumer Services)[e]			1,336,636	1,336,636
229,600		229,600	Hitachi Capital Corp. (Diversified Financials)		5,201,622		5,201,622
93,500		93,500	Hitachi Transport System Ltd. (Transportation)		1,507,906		1,507,906
27,800		27,800	Hokkaido Electric Power Co., Inc. (Utilities)*		256,388		256,388
115,200		115,200	Hokuetsu Kishu Paper Co. Ltd. (Materials)		626,642		626,642
19,000		19,000	Hosokawa Micron Corp. (Capital Goods)		98,923		98,923
116,500		116,500	IBJ Leasing Co. Ltd. (Diversified Financials)		2,605,101		2,605,101
1,908		1,908	Ichigo Real Estate Investment Corp. (REIT)(a)		1,430,576		1,430,576
41,200		41,200	Ines Corp. (Software & Services)		390,879		390,879
290,000		290,000	IT Holdings Corp. (Software & Services)		5,710,655		5,710,655
	86,000	86,000	Iwatani Corp. (Capital Goods)			581,658	581,658
307,000		307,000	Jaccs Co. Ltd. (Diversified Financials)		1,611,708		1,611,708
157,900		157,900	Jafco Co. Ltd. (Diversified Financials)		5,916,313		5,916,313
47,000		47,000	Japan Digital Laboratory Co. Ltd. (Technology Hardware & Equipment)		715,785		715,785
518		518	Japan Logistics Fund, Inc. (REIT)		1,098,475		1,098,475
57,000		57,000	Japan Petroleum Exploration Co. Ltd. (Energy)		2,194,236		2,194,236
120,400		120,400	Japan Securities Finance Co. Ltd. (Diversified Financials)		787,849		787,849
145,000		145,000	Japan Vilene Co. Ltd. (Consumer Durables & Apparel)		728,563		728,563
	57,400	57,400	J. Front Retailing Co. Ltd. (Retailing)[e]			956,497	956,497
170,000		170,000	J-Oil Mills, Inc. (Food, Beverage & Tobacco)		574,784		574,784
330,700		330,700	Kadokawa Dwango (Media)*		5,205,331		5,205,331
179,000		179,000	Kato Works Co. Ltd. (Capital Goods)		1,146,496		1,146,496
2,514,000		2,514,000	Kawasaki Kisen Kaisha Ltd. (Transportation)		6,493,947		6,493,947
21,500		21,500	Keihin Corp. (Automobiles & Components)		352,162		352,162
125,800		125,800	Kissei Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)		3,733,871		3,733,871
540,500		540,500	Kitz Corp. (Capital Goods)		2,741,150		2,741,150
128,000		128,000	Koa Corp. (Technology Hardware & Equipment)		1,311,162		1,311,162
140,800		140,800	Koei Tecmo Holdings Co. Ltd. (Software & Services)		2,133,498		2,133,498
202,100		202,100	Kohnan Shoji Co. Ltd. (Retailing)		2,254,189		2,254,189
266,200		266,200	Kokuyo Co. Ltd. (Commercial & Professional Services)		2,431,634		2,431,634
76,600		76,600	Konoike Transport Co. Ltd. (Transportation)		819,057		819,057
210,000		210,000	Kurabo Industries Ltd. (Consumer Durables & Apparel)		368,001		368,001
307,000		307,000	Kureha Corp. (Materials)		1,405,023		1,405,023
74,800		74,800	KYORIN Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)		1,720,534		1,720,534
298,600		298,600	Kyowa Exeo Corp. (Capital Goods)		3,483,609		3,483,609
52,750		52,750	Macnica Fuji Electronics Holdings, Inc. (Technology Hardware & Equipment)*		649,876		649,876
117,000		117,000	Maeda Road Construction Co. Ltd. (Capital Goods)		1,928,231		1,928,231
	102,000	102,000	Makino Milling Machine Co. Ltd. (Capital Goods)			931,630	931,630
4,900		4,900	Mandom Corp. (Household & Personal Products)		188,865		188,865
240,000		240,000	Marudai Food Co. Ltd. (Food, Beverage & Tobacco)		863,878		863,878
44,200		44,200	Marusan Securities Co. Ltd. (Diversified Financials)		441,543		441,543
19,400		19,400	Maruwa Co. Ltd. (Technology Hardware & Equipment)		439,576		439,576
40,400	14,700	55,100	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)[e]		1,471,005	535,242	2,006,247
31,700		31,700	Megmilk Snow Brand Co. Ltd. (Food, Beverage & Tobacco)		380,122		380,122
85,000		85,000	Melco Holdings, Inc. (Technology Hardware & Equipment)(a)		1,753,596		1,753,596
1,131		1,131	MID REIT, Inc. (REIT)		3,343,816		3,343,816
	28,700	28,700	MISUMI Group, Inc. (Capital Goods)[e]			1,077,057	1,077,057
24,500		24,500	Ministop Co. Ltd. (Food & Staples Retailing)		363,267		363,267
69,400		69,400	Mirait Holdings Corp. (Capital Goods)		784,269		784,269
200,000		200,000	Mito Securities Co. Ltd. (Diversified Financials)		750,671		750,671
84,500		84,500	Mitsui High-Tec, Inc. (Semiconductors & Semiconductor Equipment)		635,796		635,796
678,000		678,000	Morinaga Milk Industry Co. Ltd. (Food, Beverage & Tobacco)		2,512,378		2,512,378
	197,000	197,000	Nankai Electric Railway Co. Ltd. (Transportation)[e]			941,753	941,753
125,600		125,600	NEC Networks & System Integration Corp. (Software & Services)		2,691,470		2,691,470
589,000		589,000	NET One Systems Co. Ltd. (Software & Services)		4,230,143		4,230,143
81,000		81,000	Nichias Corp. (Capital Goods)(a)		488,766		488,766
41,700		41,700	Nichi-iko Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)		877,816		877,816
13,300		13,300	NIFTY Corp. (Software & Services)		169,397		169,397
382,000		382,000	Nippon Chemi-Con Corp. (Technology Hardware & Equipment)		1,151,851		1,151,851
206,000		206,000	Nippon Flour Mills Co. Ltd. (Food, Beverage & Tobacco)		1,016,452		1,016,452
1,061,600		1,061,600	Nippon Light Metal Holdings Co. Ltd. (Materials)		1,644,578		1,644,578
389,000		389,000	Nippon Paper Industries Co. Ltd. (Materials)(a)		6,783,414		6,783,414
55,700		55,700	Nippon Suisan Kaisha Ltd. (Food, Beverage & Tobacco)		169,099		169,099
239,000		239,000	Nippon Thompson Co. Ltd. (Capital Goods)		1,361,645		1,361,645
58,000		58,000	Nissha Printing Co. Ltd. (Commercial & Professional Services)		1,123,101		1,123,101
138,000		138,000	Nissin Electric Co. Ltd. (Capital Goods)		903,902		903,902
69,400		69,400	Nitto Kogyo Corp. (Capital Goods)		1,256,311		1,256,311
3,486		3,486	Nomura Real Estate Master Fund, Inc. (REIT)		4,535,192		4,535,192
437		437	Nomura Real Estate Office Fund, Inc. (REIT)		2,008,710		2,008,710
311		311	Nomura Real Estate Residential Fund, Inc. (REIT)		1,758,920		1,758,920
16,300		16,300	NSD Co. Ltd. (Software & Services)		236,336		236,336
	15,000	15,000	Obic Co. Ltd. (Software & Services)[e]			627,459	627,459
30,400		30,400	Ohsho Food Service Corp. (Consumer Services)		1,080,007		1,080,007
	37,600	37,600	Otsuka Corp. (Software & Services)[e]			1,731,818	1,731,818
143,900		143,900	Paltac Corp. (Retailing)		2,061,756		2,061,756
45,900		45,900	Paramount Bed Holdings Co. Ltd. (Health Care Equipment & Services)		1,243,669		1,243,669
76,600		76,600	Parco Co. Ltd. (Retailing)		725,738		725,738
103,700		103,700	Plenus Co. Ltd. (Consumer Services)		2,025,236		2,025,236
58,900		58,900	Pola Orbis Holdings, Inc. (Household & Personal Products)		3,056,104		3,056,104
62,300		62,300	Riso Kagaku Corp. (Technology Hardware & Equipment)		1,031,198		1,031,198
352,000		352,000	Rohto Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)		5,025,507		5,025,507
6,200		6,200	Roland DG Corp. (Technology Hardware & Equipment)		165,961		165,961
285,500		285,500	Round One Corp. (Consumer Services)		1,512,757		1,512,757
82,000		82,000	Ryobi Ltd. (Capital Goods)		267,744		267,744
6,000		6,000	Ryosan Co. Ltd. (Technology Hardware & Equipment)		142,890		142,890
	91,400	91,400	Sac’s Bar Holdings, Inc. (Retailing)[e]			1,632,545	1,632,545
110,000		110,000	Sakai Chemical Industry Co. Ltd. (Materials)		363,029		363,029
	40,500	40,500	Sakata Seed Corp. (Food, Beverage & Tobacco)[e]			702,256	702,256
35,700		35,700	San-A Co. Ltd. (Food & Staples Retailing)		1,492,862		1,492,862
90,500		90,500	Sankyo Tateyama, Inc. (Capital Goods)		1,691,477		1,691,477
1,142,000		1,142,000	Sankyu, Inc. (Transportation)		5,355,906		5,355,906
291,000		291,000	Sanyo Special Steel Co. Ltd. (Materials)		1,408,230		1,408,230
210,700		210,700	Seino Holdings Co. Ltd. (Transportation)		2,418,606		2,418,606
457		457	Sekisui House SI Residential Investment Corp. (REIT)		508,256		508,256
381,000		381,000	Senko Co. Ltd. (Transportation)(a)		2,405,678		2,405,678
57,000		57,000	Senshu Ikeda Holdings, Inc. (Banks)		252,982		252,982
279,000		279,000	Shindengen Electric Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)		1,428,568		1,428,568
51,700		51,700	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)		413,142		413,142
	50,000	50,000	Shinmaywa Industries Ltd. (Capital Goods)[e]			519,792	519,792
	53,800	53,800	Ship Healthcare Holdings, Inc. (Health Care Equipment & Services)			1,314,881	1,314,881
206,000		206,000	SMK Corp. (Technology Hardware & Equipment)		853,198		853,198
46,200		46,200	St. Marc Holdings Co. Ltd. (Consumer Services)		1,553,941		1,553,941
	63,100	63,100	Start Today Co. Ltd. (Retailing)[e]			1,545,801	1,545,801
	51,900	51,900	Sumco Corp. (Semiconductors & Semiconductor Equipment)[e]			783,077	783,077
75,000		75,000	Sumitomo Bakelite Co. Ltd. (Materials)		341,921		341,921
19,800		19,800	Sumitomo Densetsu Co. Ltd. (Capital Goods)		238,965		238,965
186,000		186,000	Sumitomo Seika Chemicals Co. Ltd. (Materials)		1,397,197		1,397,197
	215,000	215,000	Takuma Co. Ltd. (Capital Goods)			1,651,765	1,651,765
137,400		137,400	Tamron Co. Ltd. (Consumer Durables & Apparel)		3,246,145		3,246,145
	127,000	127,000	The 77 Bank Ltd. (Banks)[e]			732,941	732,941
	274,000	274,000	The Hokkoku Bank Ltd. (Banks)[e]			992,500	992,500
9,000		9,000	The Nippon Road Co. Ltd. (Capital Goods)		48,560		48,560
33,000		33,000	The Nippon Signal Co. Ltd. (Technology Hardware & Equipment)		316,009		316,009
74,000		74,000	The Nippon Synthetic Chemical Industry Co. Ltd. (Materials)		517,889		517,889
	137,000	137,000	The Nishi-Nippon City Bank Ltd. (Banks)			436,543	436,543
348,000		348,000	The Nisshin Oillio Group Ltd. (Food, Beverage & Tobacco)		1,279,793		1,279,793
7,700		7,700	The Okinawa Electric Power Co., Inc. (Utilities)		292,543		292,543
323,000		323,000	The Towa Bank Ltd. (Banks)		280,514		280,514
329,000		329,000	Toagosei Co. Ltd. (Materials)		1,460,050		1,460,050
15,100		15,100	Tocalo Co. Ltd. (Capital Goods)		296,483		296,483
101,000		101,000	Toei Co. Ltd. (Media)		744,410		744,410
186,500		186,500	Toho Holdings Co. Ltd. (Health Care Equipment & Services)[e]		3,247,722		3,247,722
19,900		19,900	Tohokushinsha Film Corp. (Media)		164,485		164,485
215,000		215,000	Tokai Carbon Co. Ltd. (Materials)		630,167		630,167
2,400		2,400	Token Corp. (Consumer Durables & Apparel)		121,496		121,496
68,000		68,000	Toko, Inc. (Technology Hardware & Equipment)		201,692		201,692
1,603,000		1,603,000	Tokuyama Corp. (Materials)*		3,566,362		3,566,362
	22,900	22,900	Tokyo Ohka Kogyo Co. Ltd. (Materials)[e]			712,767	712,767
236,400		236,400	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)		5,095,439		5,095,439
843		843	Tokyu REIT, Inc. (REIT)		1,135,321		1,135,321
864		864	Top REIT, Inc. (REIT)		3,727,022		3,727,022
176,700		176,700	Toppan Forms Co. Ltd. (Commercial & Professional Services)		2,117,954		2,117,954
17,900		17,900	Torii Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)		473,514		473,514
	171,700	171,700	Tosei Corp. (Real Estate)[e]			1,240,680	1,240,680
69,100		69,100	Towa Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)		3,654,206		3,654,206
137,000		137,000	Toyo Ink SC Holdings Co. Ltd. (Materials)		652,343		652,343
59,000		59,000	Tsubakimoto Chain Co. (Capital Goods)		483,018		483,018
57,400		57,400	Tsumura & Co. (Pharmaceuticals, Biotechnology & Life Sciences)		1,345,070		1,345,070
152,200		152,200	TV Asahi Holdings Corp. (Media)		2,808,433		2,808,433
	37,000	37,000	Tv Tokyo Holdings Corp. (Media)			686,380	686,380
1,678,000		1,678,000	Ube Industries Ltd. (Materials)		2,783,872		2,783,872
25,100		25,100	UNY Group Holdings Co. Ltd. (Food & Staples Retailing)		141,927		141,927
24,030		24,030	Usen Corp. (Media)*		70,651		70,651
86,600		86,600	Wacom Co. Ltd. (Technology Hardware & Equipment)(a)		449,013		449,013
139,100		139,100	Wakita & Co. Ltd. (Capital Goods)		1,387,002		1,387,002
37,000		37,000	Warabeya Nichiyo Co. Ltd. (Food, Beverage & Tobacco)		828,533		828,533
	18,400	18,400	Yonex Co. Ltd. (Consumer Durables & Apparel)[e]			274,463	274,463
			Jersey	0.05%
537,790		537,790	Centamin PLC (Materials)		525,242		525,242
			Luxembourg	0.27%
48,538		48,538	Oriflame Cosmetics SA SDR (Household & Personal Products)		838,162		838,162
	558,230	558,230	Regus PLC (Commercial & Professional Services)[e]			2,132,059	2,132,059

			Netherlands	1.93%
5,504		5,504	ASM International NV (Semiconductors & Semiconductor Equipment)		267,230		267,230
182,781		182,781	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)		5,213,350		5,213,350
320,279		320,279	BinckBank NV (Diversified Financials)		3,210,084		3,210,084
	64,557	64,557	Delta Lloyd NV (Insurance)			1,220,846	1,220,846
26,729		26,729	Eurocommercial Properties NV CVA (Real Estate)		1,221,378		1,221,378
56,745		56,745	Euronext NV (Diversified Financials)*(b)		2,382,203		2,382,203
26,306		26,306	NSI NV (REIT)		123,548		123,548
349,050		349,050	SNS REAAL NV (Diversified Financials)*(a)		—		—
43,006		43,006	TKH Group NV CVA (Capital Goods)		1,595,800		1,595,800
	110,466	110,466	USG People NV (Commercial & Professional Services)[e]			1,500,132	1,500,132
56,373		56,373	Vastned Retail NV (REIT)(a)		2,752,777		2,752,777
28,394		28,394	Wereldhave NV (REIT)(a)		1,822,598		1,822,598
			New Zealand	0.65%
2,868,023		2,868,023	Air New Zealand Ltd. (Transportation)		5,893,892		5,893,892
	129,040	129,040	Fletcher Building Ltd. (Materials)[e]			806,340	806,340
190,667		190,667	Summerset Group Holdings Ltd. (Health Care Equipment & Services)		504,396		504,396
			Norway	1.20%
265,401		265,401	Austevoll Seafood ASA (Food, Beverage & Tobacco)		1,543,620		1,543,620
47,054		47,054	Avance Gas Holding Ltd. (Energy)(b)		742,838		742,838
196,575		196,575	Borregaard ASA (Materials)(a)		1,519,826		1,519,826
1,474,133		1,474,133	Kongsberg Automotive Holding ASA (Automobiles & Components)*		1,226,366		1,226,366
84,036		84,036	Leroey Seafood Group ASA (Food, Beverage & Tobacco)		2,788,023		2,788,023
93,555		93,555	Norwegian Property ASA (Real Estate)*		126,112		126,112
160,062		160,062	Salmar ASA (Food, Beverage & Tobacco)		2,598,677		2,598,677
32,558		32,558	Selvaag Bolig ASA (Real Estate)		122,800		122,800
135,030		135,030	SpareBanken 1 SMN (Banks)		1,206,191		1,206,191
378,864		378,864	Storebrand ASA (Insurance)*		1,339,550		1,339,550
			Portugal	1.37%
96,237		96,237	Altri SGPS SA (Materials)		412,738		412,738
547,360	173,439	720,799	CTT-Correios de Portugal SA (Transportation)[e]		6,173,658	1,956,214	8,129,872
364,531		364,531	NOS SGPS SA (Media)		2,655,149		2,655,149
651,857		651,857	Portucel SA (Materials)		3,189,154		3,189,154
	256,559	256,559	REN—Redes Energeticas Nacionais SGPS SA (Utilities)*[e]			803,161	803,161
			Singapore	0.68%
239,800		239,800	Chip Eng Seng Corp. Ltd. (Capital Goods)		161,031		161,031
785,000		785,000	Indofood Agri Resources Ltd. (Food, Beverage & Tobacco)		431,457		431,457
59,000		59,000	OUE Ltd. (Consumer Services)		98,468		98,468
27,061		27,061	REC Solar ASA (Semiconductors & Semiconductor Equipment)*		366,578		366,578
	3,773,400	3,773,400	SIIC Environment Holdings Ltd. (Utilities)*[e]			640,240	640,240
954,300		954,300	United Engineers Ltd. (Capital Goods)		1,911,196		1,911,196
413,600		413,600	Venture Corp. Ltd. (Technology Hardware & Equipment)		2,637,781		2,637,781
882,800		882,800	Wing Tai Holdings Ltd. (Real Estate)		1,306,310		1,306,310
			South Africa	0.97%
465,576	57,803	523,379	Mondi PLC (Materials)[e]		9,427,059	1,170,405	10,597,464
15,018		15,018	Mota-Engil Africa NV (Capital Goods)*		117,748		117,748
			South Korea	0.68%
	4,936	4,936	BGF retail Co. Ltd. (Food & Staples Retailing)			540,266	540,266
	135,035	135,035	Byucksan Corp. (Capital Goods)[e]			788,830	788,830
	2,258	2,258	CJ CheilJedang Corp. (Food, Beverage & Tobacco)[e]			878,130	878,130
	73,989	73,989	Doosan Infracore Co. Ltd. (Capital Goods)*			817,718	817,718
	13,433	13,433	Grand Korea Leisure Co. Ltd. (Consumer Services)			480,734	480,734
	39,074	39,074	GS Engineering & Construction Corp. (Capital Goods)*			1,167,197	1,167,197
	15,957	15,957	Korean Air Lines Co. Ltd. (Transportation)*			680,998	680,998
	16,974	16,974	OCI Materials Co. Ltd. (Materials)[e]			1,603,147	1,603,147
	3,718	3,718	Spigen Korea Co. Ltd. (Technology Hardware & Equipment)			512,353	512,353
			Spain	2.23%
70,950		70,950	Almirall SA (Pharmaceuticals, Biotechnology & Life Sciences)		1,337,738		1,337,738
74,120		74,120	Bolsas y Mercados Espanoles SHMSF SA (Diversified Financials)(a)		3,315,898		3,315,898
13,034		13,034	Cie Automotive SA (Automobiles & Components)		198,072		198,072
37,067		37,067	Duro Felguera SA (Capital Goods)		149,367		149,367
169,639		169,639	Ebro Foods SA (Food, Beverage & Tobacco)		3,290,685		3,290,685
351,260		351,260	Ence Energia y Celulosa SA (Materials)		1,267,020		1,267,020
	37,665	37,665	Enagas SA (Utilities)[e]			1,159,996	1,159,996
42,858		42,858	Faes Farma SA (Pharmaceuticals, Biotechnology & Life Sciences)		110,755		110,755
212,599		212,599	Gamesa Corp. Tecnologica SA (Capital Goods)*		2,842,958		2,842,958
56,492		56,492	Hispania Activos Inmobiliarios SAU (Real Estate)*		805,587		805,587
83,355		83,355	Lar Espana Real Estate Socimi SA (REIT)		982,749		982,749
30,191		30,191	Let’s GOWEX SA (Telecommunication Services)*(a)		—		—
506,232		506,232	Mediaset Espana Comunicacion SA (Media)*(a)		6,861,802		6,861,802
2,504		2,504	Miquel y Costas & Miquel SA (Materials)		91,687		91,687
88,715		88,715	Papeles y Cartones de Europa SA (Materials)		574,747		574,747
	34,653	34,653	Tecnicas Reunidas SA (Energy)[e]			1,611,835	1,611,835
			Sweden	3.52%
67,020		67,020	Axfood AB (Food & Staples Retailing)		1,058,758		1,058,758
44,906		44,906	Betsson AB (Consumer Services)*		1,880,010		1,880,010
99,991		99,991	Bilia AB Class A (Retailing)		3,550,256		3,550,256
313,733		313,733	BillerudKorsnas AB (Materials)		5,430,753		5,430,753
25,966		25,966	BioGaia AB Class B (Pharmaceuticals, Biotechnology & Life Sciences)		710,428		710,428
54,651		54,651	Clas Ohlson AB Class B (Retailing)		937,809		937,809
38,222		38,222	Dios Fastigheter AB (Real Estate)		297,690		297,690
9,542		9,542	Fabege AB (Real Estate)		145,457		145,457
26,948		26,948	Gunnebo AB (Commercial & Professional Services)		134,201		134,201
71,855		71,855	Haldex AB (Capital Goods)		1,073,757		1,073,757
13,051		13,051	Hexpol AB (Materials)		1,398,563		1,398,563
39,296		39,296	Holmen AB Class B (Materials)		1,300,224		1,300,224
45,778		45,778	Industrial & Financial Systems AB Class B (Software & Services)(a)		1,582,084		1,582,084
	32,736	32,736	Indutrade AB (Capital Goods)[e]			1,599,216	1,599,216
117,693		117,693	Intrum Justitia AB (Commercial & Professional Services)(a)		3,706,411		3,706,411
138,257		138,257	JM AB (Consumer Durables & Apparel)(a)		4,113,424		4,113,424
98,297		98,297	Loomis AB Class B (Commercial & Professional Services)		3,150,362		3,150,362
67,772		67,772	Modern Times Group AB Class B (Media)		2,253,777		2,253,777
23,182		23,182	Net Entertainment NE AB Class B (Software & Services)*		876,477		876,477
148,341		148,341	Nobia AB (Consumer Durables & Apparel)(a)		1,604,750		1,604,750
85,789		85,789	Nolato AB Class B (Capital Goods)		2,059,292		2,059,292
			Switzerland	4.14%
	17,702	17,702	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*[e]			2,329,245	2,329,245
	20,459	20,459	Aryzta AG (Food, Beverage & Tobacco)*			1,380,515	1,380,515
64,018		64,018	Ascom Holding AG (Registered) (Technology Hardware & Equipment)		1,139,797		1,139,797
20,816		20,816	Autoneum Holding AG (Automobiles & Components)*		4,596,681		4,596,681
	927	927	Barry Callebaut AG (Registered) (Food, Beverage & Tobacco)*[e]			1,124,562	1,124,562
8,867		8,867	Flughafen Zuerich AG (Registered) (Transportation)		6,905,504		6,905,504
3,606		3,606	Forbo Holding AG (Registered) (Consumer Durables & Apparel)*		4,367,279		4,367,279
	59,676	59,676	Gategroup Holding AG (Commercial & Professional Services)*[e]			2,091,650	2,091,650
	4,668	4,668	Geberit AG (Registered) (Capital Goods)[e]			1,653,282	1,653,282
3,956		3,956	Georg Fischer AG (Registered) (Capital Goods)		2,798,100		2,798,100
	24,256	24,256	Implenia AG (Registered) (Capital Goods)[e]			1,660,837	1,660,837
7,673		7,673	Inficon Holding AG (Registered) (Technology Hardware & Equipment)*		2,913,511		2,913,511
297		297	Intershop Holding AG (Real Estate)		127,338		127,338
	44,006	44,006	Julius Baer Group Ltd. (Diversified Financials)*			2,303,308	2,303,308
9,362		9,362	Komax Holding AG (Registered) (Capital Goods)*		1,721,778		1,721,778
2,513		2,513	Kuoni Reisen Holding AG (Registered) (Consumer Services)*		845,792		845,792
32,609		32,609	Mobilezone Holding AG (Registered) (Retailing)		513,803		513,803
5,729		5,729	Mobimo Holding AG (Registered) (Real Estate)*		1,278,353		1,278,353
38,669		38,669	Nobel Biocare Holding AG (Registered) (Health Care Equipment & Services)*		708,762		708,762
	18,289	18,289	PSP Swiss Property AG (Registered) (Real Estate)*[e]			1,705,862	1,705,862
2,417		2,417	Rieter Holding AG (Registered) (Capital Goods)*		398,135		398,135
4,971		4,971	Siegfried Holding AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*		847,193		847,193
29,531		29,531	Temenos Group AG (Registered) (Software & Services)*		1,073,161		1,073,161
27,086		27,086	Zehnder Group AG (Capital Goods)		1,283,243		1,283,243
			Taiwan	0.27%
	507,000	507,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)[e]			1,095,623	1,095,623
	53,120	53,120	Eclat Textile Co. Ltd. (Consumer Durables & Apparel)[e]			711,188	711,188
	120,000	120,000	momo.com, Inc. (Retailing)[e]			1,174,388	1,174,388

			United Kingdom	17.1%
57,439		57,439	Advanced Medical Solutions Group PLC (Health Care Equipment & Services)		124,979		124,979
22,126	171,686	193,812	Alent PLC (Materials)		122,875	953,446	1,076,321
926,028		926,028	Amlin PLC (Insurance)		6,489,612		6,489,612
1,025,643	268,923	1,294,566	Ashmore Group PLC (Diversified Financials)(a)		4,848,520	1,271,279	6,119,799
	78,217	78,217	Ashtead Group PLC (Capital Goods)[e]			1,341,233	1,341,233
170,374		170,374	Barratt Developments PLC (Consumer Durables & Apparel)		1,351,637		1,351,637
44,747	38,513	83,260	Bellway PLC (Consumer Durables & Apparel)[e]		1,360,408	1,170,881	2,531,289
215,695		215,695	Berendsen PLC (Commercial & Professional Services)		3,429,023		3,429,023
193,776		193,776	Berkeley Group Holdings PLC (Consumer Durables & Apparel)		7,460,897		7,460,897
73,269		73,269	Betfair Group PLC (Consumer Services)		2,610,878		2,610,878
194,837	194,288	389,125	Big Yellow Group PLC (REIT)[e]		1,992,127	1,986,514	3,978,641
126,724	142,686	269,410	Bodycote PLC (Capital Goods)[e]		1,334,611	1,502,717	2,837,328
	141,899	141,899	BTG PLC (Pharmaceuticals, Biotechnology & Life Sciences)*[e]			1,565,724	1,565,724
	334,456	334,456	Cairn Energy PLC (Energy)*[e]			911,211	911,211
149,209		149,209	Chesnara PLC (Insurance)		732,875		732,875
74,868	38,773	113,641	Close Brothers Group PLC (Diversified Financials)[e]		1,750,073	906,336	2,656,409
68,740		68,740	Concentric AB (Capital Goods)(a)		972,664		972,664
77,701		77,701	CSR PLC (Semiconductors & Semiconductor Equipment)		1,049,585		1,049,585
228,886		228,886	Dart Group PLC (Transportation)		1,359,686		1,359,686
189,725		189,725	Diploma PLC (Capital Goods)		2,315,262		2,315,262
	83,766	83,766	Drax Group PLC (Utilities)			511,794	511,794
1,556,369		1,556,369	DS Smith PLC (Materials)		8,321,837		8,321,837
203,569		203,569	Fenner PLC (Capital Goods)		654,200		654,200
	311,656	311,656	Foxtons Group PLC (Real Estate)[e]			1,050,281	1,050,281
252,666		252,666	Galliford Try PLC (Capital Goods)		5,813,886		5,813,886
	142,120	142,120	Greene King PLC (Consumer Services)[e]			1,806,897	1,806,897
1,383,678		1,383,678	Globo PLC (Software & Services)*(a)		1,125,691		1,125,691
74,935		74,935	Go-Ahead Group PLC (Transportation)		2,829,479		2,829,479
151,334		151,334	Great Portland Estates PLC (REIT)		1,847,346		1,847,346
112,206		112,206	Greggs PLC (Food & Staples Retailing)		2,039,194		2,039,194
537,298		537,298	Halfords Group PLC (Retailing)		3,741,940		3,741,940
	157,292	157,292	Halma PLC (Technology Hardware & Equipment)[e]			1,713,048	1,713,048
272,558		272,558	Hansteen Holdings PLC (REIT)(a)		492,848		492,848
	363,617	363,617	Hays PLC (Commercial & Professional Services)[e]			854,629	854,629
1,648,798	149,301	1,798,099	Henderson Group PLC CDI (Diversified Financials)[e]		7,035,425	628,962	7,664,387
175,344		175,344	Hikma Pharmaceuticals PLC (Pharmaceuticals, Biotechnology & Life Sciences)		5,483,390		5,483,390
1,922,932		1,922,932	Home Retail Group PLC (Retailing)		4,913,746		4,913,746
64,229		64,229	Homeserve PLC (Commercial & Professional Services)		375,330		375,330
634,086		634,086	IG Group Holdings PLC (Diversified Financials)		7,149,412		7,149,412
625,401	195,535	820,936	Inchcape PLC (Retailing)[e]		7,955,142	2,487,218	10,442,360
1,200,713		1,200,713	Indivior PLC (Pharmaceuticals, Biotechnology & Life Sciences)*		3,676,973		3,676,973
394,277		394,277	Intermediate Capital Group PLC (Diversified Financials)		3,184,438		3,184,438
103,994		103,994	John Wood Group PLC (Energy)		1,095,728		1,095,728
	171,682	171,682	Jupiter Fund Management PLC (Diversified Financials)[e]			1,130,395	1,130,395
33,452		33,452	Keller Group PLC (Capital Goods)		511,681		511,681
150,578		150,578	Lancashire Holdings Ltd. (Insurance)		1,472,016		1,472,016
740,729	740,006	1,480,735	Londonmetric Property PLC (REIT)		1,876,081	1,874,250	3,750,331
347,782		347,782	Lookers PLC (Retailing)		834,630		834,630
2,533,453		2,533,453	Man Group PLC (Diversified Financials)		7,469,921		7,469,921
	35,479	35,479	Melrose Industries PLC (Capital Goods)			143,974	143,974
212,100		212,100	Micro Focus International PLC (Software & Services)		4,092,459		4,092,459
447,465		447,465	Moneysupermarket.com Group PLC (Software & Services)		1,917,409		1,917,409
39,680		39,680	Northgate PLC (Transportation)		392,862		392,862
649,713		649,713	Pace PLC (Technology Hardware & Equipment)		4,119,295		4,119,295
	81,035	81,035	Persimmon PLC (Consumer Durables & Apparel)*[e]			2,104,021	2,104,021
959,617		959,617	QinetiQ Group PLC (Capital Goods)		2,970,005		2,970,005
720,072		720,072	Redefine International PLC (REIT)		648,265		648,265
155,898		155,898	Safestore Holdings PLC (REIT)		669,061		669,061
68,311		68,311	Savills PLC (Real Estate)		865,129		865,129
	623,451	623,451	SIG PLC (Capital Goods)[e]			1,852,776	1,852,776
	208,538	208,538	Smart Metering Systems PLC (Technology Hardware & Equipment)[e]			1,137,576	1,137,576
224,092		224,092	Soco International PLC (Energy)		619,656		619,656
673,806		673,806	Speedy Hire PLC (Capital Goods)		765,376		765,376
	324,250	324,250	Spire Healthcare Group PLC (Health Care Equipment & Services)*(b)[e]			1,588,011	1,588,011
1,790,935		1,790,935	Spirit Pub Co. PLC (Consumer Services)		3,081,725		3,081,725
	98,261	98,261	St. James’s Place PLC (Insurance)[e]			1,340,350	1,340,350
164,929		164,929	Stobart Group Ltd. (Transportation)(a)		274,685		274,685
89,843		89,843	SVG Capital PLC (Diversified Financials)*		687,583		687,583
33,807		33,807	Synergy Health PLC (Health Care Equipment & Services)		1,149,446		1,149,446
	56,525	56,525	Telecom Plus PLC (Utilities)[e]			663,921	663,921
146,626		146,626	Trinity Mirror PLC (Media)*		414,130		414,130
309,732		309,732	TT electronics PLC (Technology Hardware & Equipment)		633,598		633,598
461,077		461,077	Tullett Prebon PLC (Diversified Financials)		2,524,822		2,524,822
18,060		18,060	Vesuvius PLC (Capital Goods)		125,599		125,599
69,039	33,983	103,022	Victrex PLC (Materials)[e]		2,089,579	1,028,551	3,118,130
191,650		191,650	WH Smith PLC (Retailing)		4,204,819		4,204,819
49,682		49,682	Workspace Group PLC (REIT)		641,480		641,480
180,449		180,449	WS Atkins PLC (Commercial & Professional Services)		3,702,478		3,702,478
97,989		97,989	Xchanging PLC (Software & Services)		183,267		183,267
			United States	0.05%
	41,154	41,154	Tahoe Resources, Inc. (Materials)			581,579	581,579

			TOTAL COMMON STOCKS (Cost $781,220,054, $167,655,904, and $948,875,958)		$888,176,575	$173,422,226	$1,061,598,801.00

			Preferred Stocks	0.2%
			Germany	0.08%
1,161		1,161	Biotest AG (Pharmaceuticals, Biotechnology & Life Sciences)		$97,387		97,387
915		915	Draegerwerk AG & Co. KGaA (Health Care Equipment & Services)		105,662		105,662
19,801		19,801	Sixt SE (Transportation)		728,859		728,859
			Italy	0.08%
162,039		162,039	Unipol Gruppo Finanziario SpA (Insurance)		851,681		851,681

			TOTAL PREFFERED STOCKS (Cost $1,346,455, $0, and 1,346,455)		$1,783,589		$1,783,589

			Exchange Traded Fund	0.1%
			United States
	23,261	23,261	iShares MSCI Israel Capped Fund			$1,201,663	1,201,663

			TOTAL EXCHANGE TRADED FUNDS (Costs $0, $1,084,603, and $1,084,603)		$0	$1,201,663.00	$1,201,663.00

			Investment Company[c]	1.7%
18,403,042		18,403,042	Goldman Sachs Financial Square Government Fund — FST Shares		18,403,042		18,403,042

			TOTAL INVESTMENT COMPANY (Costs $18,403,042, $0, and $18,403,042)		$18,403,042	$0	$18,403,042

			Warrant	0.00%
9,966		9,966	Societe de la Tour Eiffel (Real Estate)*(a) (Exp: 07/16)		$—		$—

			TOTAL WARRANT (Costs $0, $0, and $0)		$—		$—

			TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Costs $800,969,551, $168,740,507, and $969,710,058)		$908,363,206.00	$174,623,889.00	$1,082,987,095.00

			Securities Lending Reinvestment Vehicle[c][d]	6.5%
72,351,865		72,351,865	Goldman Sachs Financial Square Money Market Fund—FST Shares (Costs $72,351,865, $0, and $72,351,865)		$72,351,865		$72,351,865.00

			TOTAL INVESTMENTS (Costs $873,321,416, $168,740,507, and $1,042,061,923)	104.5%	$980,715,071	$174,623,889	$1,155,338,960.00

			LIABILITIES IN EXCESS OF OTHER ASSETS	-4.5%	(57,771,143.00)	8,032,105.00	(49,739,038)

			NET ASSETS	100%	$922,943,928.00	$182,655,994.00	$1,105,599,922.00

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,713,052, which represents approximately 0.43% of net assets as of April 30, 2015.
(c)	Represents an affiliated issuer.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2015.
[e]	It is currently anticipacted that the security, or a portion of the security, may be disposed of prior to the Reorganization. The Actual portfolio sales will depend on portfolio composition, market conditions and other factors at the time of, or prior, to, the Reorganiztion and will be at the discretion of Goldman Sachs Asset Management International, the Funds’ investment adviser (“GSAMI”).

Investment Abbreviation:

ADR—American Depositary Receipt

CDI—CHESS Depositary Reciept

CVA—Dutch Certification

REIT—Real Estate Investment Trust

SDR—Swedish Depositary Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2015, the Fund had the following futures contracts:

International Small Cap Insights # of Contracts Long (Short)	International Small Cap # of Contracts Long (Short)	Pro Forma Combined Fund	Expiration Date	Type	International Small Cap Insights Current Value	International Small Cap Current Value	Pro Forma Combined Fund Current Value	International Small Cap Insights Unrealized Gain (Loss)	International Small Cap Unrealized Gain (Loss)	Pro Forma Combined Fund Unrealized Gain (Loss)
172		172	June 2015	EURO STOXX 50 Index	$6,890,885		$6,890,885	$(99,182.00)		$(99,182.00)
34		34	June 2015	FTSE 100 Index	3,616,245		$3,616,245	$28,855.00		$28,855.00
2		2	May 2015	Hang Seng Index	362,619		$362,619	$2,039.00		$2,039.00
7	31	38	May 2015	MSCI Singapore Index	416,868	$1,846,131	$2,262,999	$2,038.00	(10,040)	$(8,002.00)
14		14	June 2015	SPI 200 Index	1,594,531		$1,594,531	$(29,457.00)		$(29,457.00)
32		32	June 2015	TSE TOPIX Index	4,257,286		$4,257,286	$152,413.00		$152,413.00

Pro Forma Combined Statement of Assets and Liabilities

April 30, 2015 (Unaudited)

	International Small Cap Fund	International Small Cap Insights Fund	Adjustments		Pro Forma Combined Fund
Assets:
Investments in unaffiliated issuers, at value (cost $782,566,509, $168,740,507 and $951,307,016) (a)	174,623,889	889,960,164			1,064,584,053
Investments in affiliated issuers, at value (cost $18,403,042, $- and $18,403,042)	—	18,403,042			18,403,042
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	72,351,865			72,351,865
Cash	6,211,599	49,947			6,261,546
Foreign currencies, at value (cost $8,530,139, $823,839 and $9,353,978)	824,612	8,803,751			9,628,363
Due from custodian	1,207,551	—			1,207,551
Receivables:
Investments sold	2,011,100	26,456,264			28,467,364
Fund shares sold	201,274	4,356,968			4,558,242
Dividends	501,177	4,494,406			4,995,583
Securities lending income	—	80,907			80,907
Reimbursement from investment adviser	56,904	138,079			194,983
Foreign tax reclaims	193,480	274,112			467,592
Collateral on certain derivative contracts (b)	46,339	912,172			958,511
Variation margin on certain derivative contracts	2,626		(2,626	)(g)	—
Other assets	4,486	2,151			6,637

Total assets	185,885,037	1,026,283,828	(2,626)		1,212,166,239

Liabilities:
Payables:
Investments purchased	1,489,175	27,820,711			29,309,886
Payable upon return of securities loaned	—	72,351,865			72,351,865
Fund shares redeemed	1,494,666	2,187,307			3,681,973
Foreign capital gains taxes		—			—
Management fees	135,372	629,860			765,232
Distribution and Service fees and Transfer Agent fees	15,784	107,193			122,977
Variation margin on certain derivative contracts	—	112,422	(2,626	)(g)	109,796
Accrued expenses	94,046	130,542			224,588

Total liabilities	3,229,043	103,339,900	(2,626)		106,566,317

Net Assets:
Paid-in capital	177,770,774	833,019,283			1,010,790,057
Undistributed (distributions in excess of) net investment income (loss)	709,067	525,678			1,234,745
Accumulated net realized loss	(1,672,183)	(18,392,655)			(20,064,838)
Net unrealized gain	5,848,336	107,791,622			113,639,958

NET ASSETS	182,655,994	922,943,928			1,105,599,922

Net Assets:
Class A	15,534,545	162,995,220	1,297,454	(f)	179,827,219
Class C	3,804,393	25,043,938			28,848,331
Institutional	156,524,448	708,194,953			864,719,401
Service	1,297,454	—	(1,297,454	)(f)	—
Class IR	5,495,154	26,709,817			32,204,971
Class R6 (e)	—	—			—

Total Net Assets	182,655,994	922,943,928			1,105,599,922

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	774,649	15,279,861	802,858	(c)	16,857,368
Class C	197,300	2,411,765	169,212	(c)	2,778,277
Institutional	7,587,871	66,416,721	7,095,473	(c)	81,100,065
Service	65,574	—	(65,574	)(f)	—
Class IR	267,191	2,512,719	249,757	(c)	3,029,667
Class R6 (e)	—	—	—		—

Net asset value, offering and redemption price per share:(d)
Class A	20.05	10.67			10.67
Class C	19.28	10.38			10.38
Institutional	20.63	10.66			10.66
Service	19.79	—	(19.79	)(f)	—
Class IR	20.57	10.63			10.63
Class R6 (e)	—	10.66	—		10.66

(a)	Includes loaned securities having a market value of $68,790,722, $-, and $68,790,722 for the International Small Cap Insights, International Small Cap, and Pro Forma Combined Fund, respectively.
(b)	Includes amounts segregated for initial margin and/or collateral on futures transactions of $912,712, $46,339, and $959,051 respectively for the International Small Cap Insights, International Small Cap, and the Pro Forma Combined Fund, respectively.
(c)	Adjustment to reflect reduction of shares based on Goldman Sachs International Small Cap Insights Fund NAV’s.
(d)	Maximum public offering price per share for Class A Shares of the International Small Cap Insights, International Small Cap and the Pro Forma Combined Fund is $11.29, $21.22 and $11.29, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.
(e)	Commenced operations on July 31, 2015. Assume share class existed at April 30, 2015 with NAV of $10.66 due to similar expense structure of the Institutional Shares
(f)	As part of the merger Service Shares will merge into Class A of the Fund.
(g)	As a result of the merger, the balances are presented on a net basis, and therefore have been reclassified accordingly.

Pro Forma Combined Statement of Operations

For the 12 Months Ended April 30, 2015 (Unaudited)

	International Small Cap Fund	International Small Cap Insights Fund	Adjustments		Pro Forma Combined Fund
Investment income:
Dividends (net of foreign taxes withheld of $1,926,982, $340,260 and $2,267,242.)	4,383,068	22,681,533			27,064,601
Dividends — affiliated issuer	—	54			54
Securities lending income — affiliated issuer	—	837,329			837,329

Total investment income	4,383,068	23,518,916			27,901,984
Expenses:
Management fees	2,191,607	7,454,203	(1,278,083	)(c)	8,367,727
Custody, accounting and administrative services	214,124	553,463	(171,299	)(d)	596,288
Transfer Agent fees(a)	114,548	637,141	—		751,689
Professional fees	90,295	118,313	(67,721	)(d)	140,887
Distribution and Service fees(a)	72,648	557,675	—		630,323
Registration fees	85,847	127,284	(77,262	)(d)	135,869
Printing and mailing costs	53,224	125,760	(47,902	)(d)	131,082
Trustee fees	16,129	23,871	(12,097	)(d)	27,903
Service share fees — Service Plan	2,769	—	(2,769	)(f)	—
Service share fees — Shareholder Administration Plan	2,769	—	(2,769	)(f)	—
Other	19,718	21,056	(11,831	)(d)	28,943

Total expenses	2,863,678	9,618,766	(1,671,733)		10,810,711

Less — expense reductions	(750,158)	(853,977)	680,984	(e)	(923,151)

Net expenses	2,113,520	8,764,789	(990,749)		9,887,560

NET INVESTMENT INCOME	2,269,548	14,754,127	990,749		18,014,424
Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	15,527,983	(27,589,017)			(12,061,034)
Futures contracts	(21,243)	1,810,738	`		1,789,495
Foreign currency transactions	(30,728)	(3,010,798)			(3,041,526)
Forward foreign currency exchange contracts	(107,513)	—			(107,513)
Net change in unrealized gain (loss) on:
Investments	(12,458,599)	25,672,041			13,213,442
Futures contracts	(41,783)	(107,279)			(149,062)
Foreign currency translation	(31,460)	38,087			6,627

Net realized and unrealized gain	2,836,657	(3,186,228)			(349,571)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	5,106,205	11,567,899	990,749		17,664,853

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

Fund	Distribution and Service Fees			Transfer Agent Fees
	Class A	Class B (b)	Class C	Class A	Class B (b)	Class C	Institutional	Service	Class IR
International Small Cap	37,790	1,491	33,367	23,720	283	6,340	69,959	443	8,803
International Small Cap Insights	375,981	—	181,694	235,748	—	34,522	274,427	—	42,444

(b)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(c)	Adjustment to reflect lower management fee for the Goldman Sachs International Small Cap Insights Fund.
(d)	Adjustment to reflect anticipated savings as a result of consolidation of custody and accounting, professional fees, printing, and mailing cost, etc.
(e)	Adjustment to reflect expense reduction arrangement for the Goldman Sachs International Small Cap Insights Fund.
(f)	The Pro Forma Combined Fund does not have a Service Plan or Shareholder Administration Plan.

Notes to Pro Forma Combined Financial Statements

For the Twelve Months ended April 30, 2015 (Unaudited)

1.	ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs International Small Cap Insights Fund (the “Fund”). The Fund is a diversified portfolio offering four classes of shares – Class A, Class C, Institutional, and IR.

The Trust also includes the Goldman Sachs International Small Cap Fund (“ISC”). ISC Fund is a diversified portfolio offering five classes of shares—Class A, Class C, Institutional, Service and IR.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional and Class IR Shares are not subject to a sales charge.

Goldman Sachs Asset Management (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant t o a management agreement (the “Agreement”) with the Trust.

2.	BASIS OF COMBINATION

The unaudited pro forma Combined Statement of Investments, Combined Statement of Assets and Liabilities, and Combined Statement of Operations (“pro forma statements”) reflect the accounts of the Fund and ISC as if the proposed reorganization occurred as of and for the twelve months ended April 30, 2015. Classes A, C, Institutional and IR of ISC will be combined with Classes A, C, Institutional, and IR of the Fund, respectively. Service Shares of ISC will be combined with Class A of the Fund. These pro forma statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the period shown.

The Fund will be the accounting survivor for financial reporting purposes. The Plan of Reorganization provides for a tax-free acquisition of ISC into the Fund. The acquisition is expected to be completed in February 2016. No significant accounting policies will change as the result of the proposed reorganization. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated. The unaudited pro forma Schedule of Investments, Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information. GSAM has agreed to pay the legal, auditor/accounting and other costs, including the repositioning of the portfolio prior to the merger, associated with each Fund’s participation in the Reorganization. GSAM estimates that these costs will be approximately $395,525.

3.	SHARES OF BENEFICIAL INTEREST

These pro forma statements give effect to the proposed transaction whereby all assets of ISC will be exchanged for shares of the Fund. The Fund will assume the liabilities, if any, of ISC. Immediately thereafter, shares of the Fund will be distributed to the shareholders of ISC. ISC will be subsequently terminated.

The pro forma net asset value per share assumes the issuance of additional shares of the Fund, which would have been issued on April 30, 2015 in connection with the proposed reorganization. The amount of additional shares assumed to be issued under the reorganization was calculated based on the April 30, 2015 net assets of ISC and the net asset value per share of the Fund. These amounts are summarized as follows:

	Class A(1)	Class C	Institutional	Service(1)	IR
Shares of The Fund Issued	1,577,507	366,512	14,683,344	0	516,948
ISC Net Assets 4/30/2015	$15,534,545	$3,804,393	$156,524,448	1,297,454	$5,495,154
Pro Forma Net Asset Value Per Share of the Fund 04/30/2015	$10.67	$10.38	$10.66	$10.67	$10.63

(1)	Shares of the Fund issued for Class A is inclusive of the Services Shares converting to Class A shares.

Notes to Pro Forma Combined Financial Statements

For the Twelve Months ended April 30, 2015 (Unaudited)

4.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A. Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund had capital loss carryforwards as of October 31, 2014. The year and amount of expiration for each capital loss carryforward is indicated below:

Capital Loss Carryforwards(1):	ISC Fund	International Small Cap Insights Fund
Expiring 2016	$—	$—
Expiring 2017	($8,401,592)	—
Expiring 2019	—	—

Total capital loss carryforwards	($8,401,592)	$—

(1)	Expiration occurs on October 31 of the year indicated. Utilization of these losses may be limited under the Internal Revenue Code.

Notes to Pro Forma Combined Financial Statements

For the Twelve Months ended April 30, 2015 (Unaudited)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Combined Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of the Fund is maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Combined Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

5.	INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Notes to Pro Forma Combined Financial Statements

For the Twelve Months ended April 30, 2015 (Unaudited)

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund are valued at the NAV of the FST Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy.

The Goldman Sachs Financial Square Government Fund may invest in debt securities which are valued daily on the basis of quotations supplied by dealers, if market quotations are readily available, or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

Notes to Pro Forma Combined Financial Statements

For the Twelve Months ended April 30, 2015 (Unaudited)

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2015:

INTERNATIONAL SMALL CAP INSIGHTS

	Level 1	Level 2	Level 3
Investment Type
Assets
Common Stock and/or Other Equity Investments (a)
Africa	$—	$9,544,807	$—
Asia	—	323,404,916	—
Australia and Oceania	—	57,539,967	—
Europe	—	487,804,909	—
North America	—	11,665,565	—
Investment Company	18,403,042	—	—
Securities Lending Reinvestment Vehicle	72,351,865	—	—

Total	$90,754,907	$889,960,164	$—

Derivative Type
Assets (b)
Futures Contracts	$185,345	$—	$—
Liabilities(b)
Futures Contracts	($128,639)	$—	$—

INTERNATIONAL SMALL CAP

	Level 1	Level 2	Level 3
Investment Type
Assets
Common Stock and/or Other Equity Investments (a)
Africa	$—	$1,170,405	$—
Asia	2,508,335	50,885,617	—
Australia and Oceania	—	10,003,440	—
Europe	—	94,309,174	—
North America	15,746,918	—	—

Total	$18,255,253	$156,368,636	$—

Derivative Type
Liabilities(b)
Futures Contracts	($10,040)	$—	$—

PRO FORMA COMBINED FUND

	Level 1	Level 2	Level 3
Investment Type
Assets
Common Stock and/or Other Equity Investments (a)
Africa	$—	$10,715,212	$—
Asia	2,508,335	374,290,533	—
Australia and Oceania	—	67,543,407	—
Europe	—	582,114,083	—
North America	15,746,918	11,665,565	—
Investment Company	18,403,042	—	—
Securities Lending Reinvestment Vehicle	72,351,865	—	—

Total	$109,010,160	$1,046,328,800	$—

Derivative Type
Assets (b)
Futures Contracts	$185,345	$—	$—
Liabilities(b)
Futures Contracts	($138,679)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

Notes to Pro Forma Combined Financial Statements

For the Twelve Months ended April 30, 2015 (Unaudited)

6.	AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the period ended April 30, 2015, contractual and effective net management fees with GSAM were at the following rates:

First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate
0.85	0.85	0.77	0.73	0.72	0.85	0.85

The Fund invests in FST Shares of the Goldman Sachs Financial Square Government Fund. This Underlying Fund is considered to be affiliated with the Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated funds in which the Fund invests. For the twelve months ended April 30, 2015, GSAM waived $1,408 of the Fund’s management fee.

B. Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on the Fund’s average daily net assets of each respective share class:

	Class A*	Class C
Distribution Plan	0.25%	0.75%
Service Plan	—	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the period ended April 30, 2015, Goldman Sachs advised that it retained $37,335 in front end sales charges and approximately $0 for contingent deferred sales charges.

D. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, and Class IR Shares; and 0.04% of the average daily net assets of Institutional.

E. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund was 0.014%. These Other Expense limitations will remain in place through at least December 17, 2016 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Fund bears its respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Notes to Pro Forma Combined Financial Statements

For the Twelve Months ended April 30, 2015 (Unaudited)

For the period ended April 30, 2015, these expense reductions, including fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credit	Adjustment	Total Expense Reductions
$335,906.00	$1,254,155.00	$14,074.00	$(680,984.00)	$923,151.00

F. Line of Credit Facility — As of April 30, 2015, the Fund participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the twelve months ended April 30, 2015, the Fund did not have any borrowings under the facility. The facility was increased to $1,205,000,000 effective May 5, 2015.

G.

The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the twelve months ended April 30, 2015:

Fund	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period	Dividend Income
International Small Cap Insights	—	31,262,429	(12,859,387)	18,403,042	$18,403,042	$54

As of April 30, 2015, the following Goldman Sachs Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the Fund:

Fund	GS Balanced Strategy Portfolio	GS Enhanced Dividend Global Equity Portfolio	GS Equity Growth Strategy Portfolio	GS Growth Strategy Portfolio	GS Growth and Income Strategy Portfolio	GS Satellite Strategies Portfolio	GS Tax- Advantaged Global Equity Portfolio
International Small Cap Insights	—	—	—	—	—	12%	6%

7.	SECURITIES LENDING

Pursuant to exceptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations.

Notes to Pro Forma Combined Financial Statements

For the Twelve Months ended April 30, 2015 (Unaudited)

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, GSAL indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Fund agrees to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash received. The value of loaned securities and cash collateral at period end are disclosed in the Fund’s Statement of Assets and Liabilities.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned by the Fund for the six months ended April 30, 2015, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman:

	For the Twelve Months ended April, 2015
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs upon return of Securities Loaned as of April 30, 2015
International Small Cap Insights	$92,739	$99,853	$13,896,055

The following table provides information about the Fund’s investment in the Money Market Fund for the twelve months ended April 30, 2015:

Fund	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period
International Small Cap Insights	32,970,675	248,204,102	(240,337,774)	72,351,865	$72,351,865

8.	OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — Concentration of the investments of a Fund in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in a given country or region.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Notes to Pro Forma Combined Financial Statements

For the Twelve Months ended April 30, 2015 (Unaudited)

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

9.	INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

PART C: OTHER INFORMATION

Item 15. Indemnification

Article IV of the Declaration of Trust of Goldman Sachs Trust, a Delaware statutory trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (1)(a).

The Management Agreement provides that the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations or duties under the Management Agreement. The Management Agreement is incorporated by reference as Exhibit (6)(a).

Section 9 of the Distribution Agreement between the Registrant and Goldman Sachs dated April 30, 1997, as amended, and Section 7 of the Transfer Agency Agreement between the Registrant and Goldman, Sachs & Co. dated August 9, 2007 provides that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities. Copies of the Distribution Agreement and the Transfer Agency Agreement are incorporated by reference as Exhibits (7)(a) and (13)(d), respectively.

Mutual fund and trustees and officers liability policies purchased jointly by the Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs BDC, Inc., Goldman Sachs Trust II, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs ETF Trust insure such persons and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 16. Exhibits

(1)	(a)	Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 29 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 14, 1997)

	(b)	Amendment No. 1 dated April 24, 1997 to Agreement and Declaration of Trust January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 40 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 16, 1997)

	(c)	Amendment No. 2 dated July 21, 1997 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 40 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 16, 1997)

	(d)	Amendment No. 3 dated October 21, 1997 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(e)	Amendment No. 4 dated January 28, 1998 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

(f)	Amendment No. 5 dated January 28, 1998 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 47 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 1, 1998)

(g)	Amendment No. 6 dated July 22, 1998 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 47 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 1, 1998)

(h)	Amendment No. 7 dated November 3, 1998 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

(i)	Amendment No. 8 dated January 22, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 52 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 12, 1999)

(j)	Amendment No. 9 dated April 28, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 55 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 16, 1999)

(k)	Amendment No. 10 dated July 27, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 56 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 16, 1999)

(l)	Amendment No. 11 dated July 27, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 56 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 16, 1999)

(m)	Amendment No. 12 dated October 26, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 58 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 22, 1999)

(n)	Amendment No. 13 dated February 3, 2000 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(o)	Amendment No. 14 dated April 26, 2000 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 65 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 3, 2000)

(p)	Amendment No. 15 dated August 1, 2000 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 68 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 22, 2000)

(q)	Amendment No. 16 dated January 30, 2001 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 72 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 13, 2001)

(r)	Amendment No. 17 dated April 25, 2001 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 73 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2001)

(s)	Amendment No. 18 dated July 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002)

(t)	Amendment No. 19 dated August 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002)

(u)	Amendment No. 20 dated August 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002)

(v)	Amendment No. 21 dated January 29, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 81 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 19, 2003)

(w)	Amendment No. 22 dated July 31, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 85 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2003)

(x)	Amendment No. 23 dated October 30, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 85 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2003)

(y)	Amendment No. 24 dated May 6, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from the Registrant’s Registration Statement on Form N-14 relating to the Registrant’s acquisition of the Golden Oak® Family of Funds, SEC File No. 333-117561, filed July 22, 2004)

(z)	Amendment No. 25 dated April 21, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 93 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2004)

(aa)	Amendment No. 26 dated November 4, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 93 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2004)

(bb)	Amendment No. 27 dated February 10, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 103 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 17, 2005)

(cc)	Amendment No. 28 dated May 12, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 112 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 7, 2005)

(dd)	Amendment No. 29 dated June 16, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 112 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 7, 2005)

(ee)	Amendment No. 30 dated August 4, 2005 to the Agreement and Declaration of Trust dated January 28, 1977 (incorporated by reference from Post-Effective Amendment No. 112 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 7, 2005)

(ff)	Amendment No. 31 dated November 2, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 127 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 26, 2006)

(gg)	Amendment No. 32 dated December 31, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 114 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2005)

(hh)	Amendment No. 33 dated March 16, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 127 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 26, 2006)

(ii)	Amendment No. 34 dated March 16, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 127 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 26, 2006)

(jj)	Amendment No. 35 dated May 11, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 133 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 18, 2006)

(kk)	Amendment No. 36 dated June 15, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 129 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 23, 2006)

(ll)	Amendment No. 37 dated August 10, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 143 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2006)

(mm)	Amendment No. 38 dated November 9, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 143 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2006)

(nn)	Amendment No. 39 dated December 14, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(oo)	Amendment No. 40 dated December 14, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(pp)	Amendment No. 41 dated February 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(qq)	Amendment No. 42 dated March 15, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(rr)	Amendment No. 43 dated May 10, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(ss)	Amendment No. 44 dated June 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 162 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 14, 2007)

(tt)	Amendment No. 45 dated June 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 27, 2007)

(uu)	Amendment No. 46 dated November 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 27, 2007)

(vv)	Amendment No. 47 dated November 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 27, 2007)

(ww)	Amendment No. 48 dated December 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 183 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 18, 2008)

(xx)	Amendment No. 49 dated June 19, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 205 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2008)

(yy)	Amendment No. 50 dated August 14, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 206 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 27, 2008)

(zz)	Amendment No. 51 dated August 25, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 217 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2009)

(aaa)	Amendment No. 52 dated November 13, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 217 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2009)

(bbb)	Amendment No. 53 dated May 21, 2009 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 226 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 24, 2009)

(ccc)	Amendment No. 54 dated November 19, 2009 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 226 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 24, 2009)

(ddd)	Amendment No. 55 dated February 11, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 242 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2010)

(eee)	Amendment No. 56 dated May 20, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 249 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 30, 2010)

(fff)	Amendment No. 57 dated June 17, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 249 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 30, 2010)

(ggg)	Amendment No. 58 dated November 18, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 261 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 3, 2010)

(hhh)	Amendment No. 59 dated January 5, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 270 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2011)

(iii)	Amendment No. 60 dated February 10, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 270 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2011)

(jjj)	Amendment No. 61 dated February 10, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 270 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2011)

(kkk)	Amendment No. 62 dated June 16, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 285 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2011)

(lll)	Amendment No. 63 dated August 18, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 290 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2011)

(mmm)	Amendment No. 64 dated September 27, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 291 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 16, 2011)

(nnn)	Amendment No. 65 dated October 20, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 291 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 16, 2011)

(ooo)	Amendment No. 66 dated December 15, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 292 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2011)

(ppp)	Amendment No. 67 dated April 19, 2012 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 321 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 27, 2012)

(qqq)	Amendment No. 68 dated August 16, 2012 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 333 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 24, 2012)

(rrr)	Amendment No. 69 dated December 13, 2012 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 346 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 28, 2013)

(sss)	Amendment No. 70 dated February 12, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 348 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2013)

(ttt)	Amendment No. 71 dated April 18, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 355 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2013)

(uuu)	Amendment No. 72 dated June 13, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 363 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2013)

(vvv)	Amendment No. 73 dated August 15, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 366 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 12, 2013)

(www)	Amendment No. 74 dated September 19, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 368 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 26, 2013)

(xxx)	Amendment No. 75 dated October 17, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 369 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 25, 2013)

(yyy)	Amendment No. 76 dated November 8, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 375 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 13, 2013)

(zzz)	Amendment No. 77 dated December 19, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 376 to the Registrant’s registration statement, SEC File no. 33-17619, filed December 26, 2013)

(aaaa)	Amendment No. 78 dated February 11, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 393 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 21, 2014)

(bbbb)	Amendment No. 79 dated April 10, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 414 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 25, 2014)

(cccc)	Amendment No. 80 dated August 14, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 430 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(dddd)	Amendment No. 81 dated October 16, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 432 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 17, 2014)

(eeee)	Amendment No. 82 dated December 17, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 433 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2014)

(ffff)	Amendment No. 83 dated February 12, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 441 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2015)

(gggg)	Amendment No. 84 dated April 16, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 455 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2015)

(hhhh)	Amendment No. 85 dated June 11, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 464 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 17, 2015)

(iiii)	Amendment No. 86 dated August 13, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Registrant’s Registration Statement on Form N-14, SEC File No. 333-206459, filed August 18, 2015)

	(jjjj)	Amendment No. 87 dated October 15, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 504 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 30, 2015)

(2)	Amended and Restated By-laws of Goldman Sachs Trust dated October 16, 2014 (incorporated by reference from Post-Effective Amendment No. 432 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 17, 2014)

(3)	Not applicable

(4)	Form of Agreement and Plan of Reorganization is included in Part A to the Registration Statement on Form N-14.

(5)	Instruments defining the rights of holders of Registrant’s shares of beneficial interest (Article II, Section 10, Article IV, Section 3, Article V, Article VI, Article VII, Article IX, Section 8 and Section 9 of the Registrant’s Agreement and Declaration of Trust incorporated by reference as Exhibit (a)(1) and Article III of the Registrant’s Amended and Restated By-Laws incorporated by reference as Exhibit (b))

(6)	(a)	Management Agreement dated April 30, 1997 between Registrant, Goldman Sachs Asset Management, Goldman Sachs Funds Management L.P. and Goldman Sachs Asset Management International (incorporated by reference from Post-Effective Amendment No. 48 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 25, 1998)

	(b)	Amended Annex A dated August 13, 2015 to the Management Agreement dated April 30, 1997 between Registrant, Goldman Sachs Asset Management, Goldman Sachs Funds Management L.P. and Goldman Sachs Asset Management International (incorporated by reference from Post-Effective Amendment No. 494 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 31, 2015)

(7)	(a)	Distribution Agreement dated April 30, 1997 (incorporated by reference from Post-Effective Amendment No. 85 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2003)

	(b)	Amended Exhibit A dated August 13, 2015 to the Distribution Agreement dated April 30, 1997 (incorporated by reference from Post-Effective Amendment No. 494 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 31, 2015)

(8)	Not applicable

(9)	Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (incorporated by reference from Post-Effective Amendment No. 149 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 19, 2007)

(10)	(a)	Class A Distribution and Service Plan amended and restated as of May 5, 2004 (incorporated by reference from Post-Effective Amendment No. 93 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2004)

	(b)	Class C Distribution and Service Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

	(c)	Plan in Accordance with Rule 18f-3, amended and restated as of June 11, 2015 (incorporated by reference from Post-Effective Amendment No. 481 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 31, 2015)

(11)	Opinion and Consent of Dechert LLP (incorporated by reference from Registrant’s Registration Statement on Form N-14, SEC File No. 333-208076, filed November 17, 2015)

(12)	Form of Opinion of Dechert LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Information Statement (incorporated by reference from Registrant’s Registration Statement on Form N-14, SEC File No. 333-208076, filed November 17, 2015)

(13)	(a)	First Amendment dated July 18, 1994 to Amended and Restated Wiring Agreement dated January 25, 1994 among Goldman, Sachs & Co., State Street Bank and Trust Company and The Northern Trust Company (incorporated by reference from Post-Effective Amendment No. 222 to the Registrant’s registration statement, SEC File. No. 33-17619, filed July 28, 2009)

	(b)	Amended and Restated Wiring Agreement dated January 25, 1994 among Goldman, Sachs & Co., State Street Bank and Trust Company and The Northern Trust Company (incorporated by reference from Post-Effective Amendment No. 222 to the Registrant’s registration statement, SEC File. No. 33-17619, filed July 28, 2009)

	(c)	Letter Agreement dated June 20, 1987 regarding use of checking account between Registrant and The Northern Trust Company (incorporated by reference from Post-Effective Amendment No. 43 to the Registrant’s registration statement, SEC File No. 33-17619, filed March 2, 1998)

	(d)	Amended and Restated Transfer Agency Agreement dated August 9, 2007 between Registrant and Goldman, Sachs & Co. (incorporated by reference from Post-Effective Amendment No. 175 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 10, 2007)

	(e)	Amended and Restated Transfer Agency Agreement Fee Schedule dated August 13, 2015, to the Transfer Agency Agreement dated August 9, 2007 between Registrant and Goldman, Sachs & Co. (incorporated by reference from Post-Effective Amendment No. 494 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 31, 2015)

	(f)	Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

	(g)	Form of Retail Service Agreement on behalf of Goldman Sachs Trust – TPA Assistance Version relating to the Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds (incorporated by reference from Post-Effective Amendment No. 198 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2008)

	(h)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Administrative Class, Service Class and Cash Management Class of Goldman Sachs—Institutional Liquid Assets Portfolios (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

	(i)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Class A Shares and Service Shares of Goldman Sachs Equity and Fixed Income Funds (incorporated by reference from Post-Effective Amendment No. 198 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2008)

	(j)	Form of Service Agreement on behalf of Goldman Sachs Trust relating to the Institutional Class, Select Class, Preferred Class, Capital Class, Administration Class, Premier Class, Service Class, Resource Class and Cash Management Class, as applicable, of Goldman Sachs Financial Square Funds, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds, Goldman Sachs International Equity Funds and Goldman Sachs Fund of Funds Portfolios (incorporated by reference from Post-Effective Amendment No. 252 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2010)

	(k)	Mutual Funds Service Agreement dated June 30, 2006 between Registrant and J.P. Morgan Investor Services Co. (incorporated by reference from Post-Effective Amendment No. 149 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 19, 2007)

	(l)	Code of Ethics — Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund dated April 23, 1997, as amended effective June 1, 2012 (incorporated by reference from Post-Effective Amendment No. 363 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2013)

	(m)	Code of Ethics — Goldman, Sachs & Co., Goldman Sachs Asset Management, L.P., Goldman Sachs Asset Management International, Goldman Sachs Hedge Fund Strategies LLC and GS Investment Strategies, LLC dated January 23, 1991, effective February 6, 2012 (incorporated by reference from Post-Effective Amendment No. 355 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2013)

(14)	Consent of Independent Registered Public Accounting Firm, filed herewith

(15)	Not applicable

(16)	Powers of Attorney for James A. McNamara, Scott M. McHugh, Ashok N. Bakhru, Kathryn A. Cassidy, John P. Coblentz, Jr., Diana M. Daniels, Herbert J. Markley, Jessica Palmer, Alan A. Shuch, Richard P. Strubel, Roy W. Templin and Gregory G. Weaver (incorporated by reference from Registrant’s Registration Statement on Form N-14, SEC File No. 333-208076, filed November 17, 2015)

(17)	(a)	Prospectus of Goldman Sachs International Small Cap Fund, dated February 27, 2015 (incorporated by reference from Registrant’s Registration Statement on Form N-14, SEC File No. 333-208076, filed November 17, 2015)

	(b)	Prospectus of Goldman Sachs International Small Cap Insights Fund and Statement of Additional Information of Goldman Sachs International Small Cap and Goldman Sachs International Small Cap Insights, dated July 31, 2015 (incorporated by reference from Registrant’s Registration Statement on Form N-14, SEC File No. 333-208076, filed November 17, 2015)

	(c)	Audited Financials of the Annual Report of Goldman Sachs International Small Cap and Goldman Sachs International Small Cap Insights for the fiscal year ended October 31, 2014 (incorporated by reference from Registrant’s Registration Statement on Form N-14, SEC File No. 333-208076, filed November 17, 2015)

(d)	Interim Financials of the Semi-Annual Report of Goldman Sachs International Small Cap and Goldman Sachs International Small Cap Insights for the fiscal period ended April 30, 2015 (incorporated by reference from Registrant’s Registration Statement on Form N-14, SEC File No. 333-208076, filed November 17, 2015)

Item 17. Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The Registrant hereby undertakes to file, by post-effective amendment, the final opinion of Dechert LLP supporting the tax consequences of the proposed reorganization as soon as practicable after the closing of the reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on this 17th day of December, 2015.

GOLDMAN SACHS TRUST, on behalf of its series: Goldman Sachs International Small Cap Insights Fund
(A Delaware statutory trust)

By:	/s/ Caroline L. Kraus
Caroline L. Kraus
Secretary

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date
[1]James A. McNamara James A. McNamara	President (Chief Executive Officer) and Trustee	December 17, 2015

[1]Scott M. McHugh Scott M. McHugh	Treasurer, Senior Vice President and Principal Financial Officer	December 17, 2015

[1]Ashok N. Bakhru Ashok N. Bakhru	Chairman and Trustee	December 17, 2015

[1]Kathryn A. Cassidy Kathryn A. Cassidy	Trustee	December 17, 2015

[1]John P. Coblentz, Jr. John P. Coblentz, Jr.	Trustee	December 17, 2015

[1]Diana M. Daniels Diana M. Daniels	Trustee	December 17, 2015

[1]Herbert J. Markley Herbert J. Markley	Trustee	December 17, 2015

[1]Jessica Palmer Jessica Palmer	Trustee	December 17, 2015

[1]Alan A. Shuch Alan A. Shuch	Trustee	December 17, 2015

[1]Richard P. Strubel Richard P. Strubel	Trustee	December 17, 2015

[1]Roy W. Templin Roy W. Templin	Trustee	December 17, 2015

[1]Gregory G. Weaver Gregory G. Weaver	Trustee	December 17, 2015

By:	/s/ Caroline L. Kraus
Caroline L. Kraus, Attorney-In-Fact

[1]	Pursuant to powers of attorney previously filed.

EXHIBIT INDEX

(14)	Consent of Independent Registered Public Accounting Firm